                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (Amendment No. 3)
Check the appropriate box:

[  ] Preliminary Information Statement

[  ] CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14c-5(d)(2))

[X]  Definitive Information Statement

                             XCEL MANAGEMENT, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party: Xcel Management, Inc.

(4)  Date Filed: July 13, 2000

                             XCEL MANAGEMENT, INC.
                              1101 Broadway Plaza
                            Tacoma, Washington 98402

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2000

TO THE SHAREHOLDERS OF XCEL MANAGEMENT, INC.:

     A special meeting of the shareholders (the "Special Meeting") of XCEL MANAGEMENT, INC. (the "Company"), will be held at the Company's offices at 1101 Broadway Plaza, Tacoma, Washington 98402, on August 3, 2000, at 10:00 a.m., Pacific Time, to consider and vote on the following proposals:

     (1) To change the state of incorporation of the Company from Utah to Delaware, and in connection therewith to: change the name of the Company to "Insynq, Inc."; modify the purpose for which the Company was organized; authorize, in addition to the common stock and preferred stock presently authorized by the Company, a total of 10,000,000 shares of Class A Common Stock, which entitles the holder to three (3) votes for each share held on all matters submitted to the shareholders; and generally modify the Certificate of Incorporation and Bylaws of the Company to conform to the provisions of Delaware law, all through the merger of the Company with and into a new wholly-owned subsidiary corporation (the "Delaware Corporation") created by the Company for that purpose;

     (2) To adopt a plan of recapitalization under which the issued and outstanding shares of the Company's common stock will be forward split two for one simultaneously with the Company's reincorporation in Delaware so that shareholders will receive two shares of the Delaware Corporation's common stock, par value $0.001, for each share of the Company's common stock now held;

     (3) To adopt and approve the Company's 2000 Long Term Incentive Plan (the "Incentive Plan") and the 2000 Executive Officer Long Term Incentive Plan (the "Executive Plan") (collectively referred to as the "Incentive Plans");

     (4) To ratify the selection of G. Brad Beckstead, as independent auditor of the Company in 2000; and

     (5) To transact such other business as may properly come before the Special Meeting.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 13, 2000 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING. THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE SPECIAL MEETING IS IMPORTANT.

                                    BY ORDER OF THE BOARD OF
                                     DIRECTORS


Tacoma, Washington                  By /s/ John P. Gorst
                                      ------------------------------------
DATED: July 13, 2000                John P. Gorst, Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE ENCOURAGED NOT TO SEND A PROXY. MANAGEMENT DOES, HOWEVER, ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

                             XCEL MANAGEMENT, INC.
                              1101 Broadway Plaza
                            Tacoma, Washington 98402

                             INFORMATION STATEMENT

     This Information Statement is furnished to shareholders of XCEL MANAGEMENT, INC., a Utah corporation (the "Company"), in connection with its special meeting of shareholders (the "Special Meeting") to be held on August 3, 2000, at the Company's offices at 1101 Broadway Plaza, Tacoma, Washington 98402, at 10:00
a.m., Pacific Time, and at any adjournment(s) thereof.   This Information
Statement and the notice of Special Meeting are first being mailed to shareholders on or about July 13, 2000.

     THE COMPANY AND ITS BOARD OF DIRECTORS ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

     Only holders of record of the 9,915,424 shares of common stock of the Company outstanding as of July 13, 2000 (the "Record Date"), are entitled to vote at the Special Meeting. Each holder of common stock has the right to one vote for each share of the Company's common stock owned. Cumulative voting for the election of directors or for any other purpose is not provided for. Stock representing a majority of the voting power of the 9,915,424 shares of the Company's common stock outstanding on the Record Date, must be represented at the Special Meeting to constitute a quorum for conducting business. The Company has no class of voting stock other than the common stock. (However, with respect to future matters brought before the shareholders, the Company is proposing, in connection with the proposed reincorporation in Delaware, a new class of common stock, Class A Common Stock, which will entitle the holder to three (3) votes for each share held on all matters submitted to the shareholders for approval. (See "PROPOSAL NO. 1 - REINCORPORATION IN DELAWARE.")

     At the Special Meeting, the shareholders will consider and vote on the following proposals:

     (1) To change the state of incorporation of the Company from Utah to Delaware, and in connection therewith to: change the name of the Company to "Insynq, Inc."; modify the purpose for which the Company was organized; authorize, in addition to the common stock and preferred stock presently authorized by the Company, a total of 10,000,000 shares of Class A Common Stock, which entitles the holder to three (3) votes for each share held on all matters submitted to the shareholders; and generally modify the Certificate of Incorporation and Bylaws of the Company to conform to the provisions of Delaware law, all through the merger of the Company with and into a new wholly-owned subsidiary corporation (the "Delaware Corporation") created by the Company for that purpose;

     (2) To adopt a plan of recapitalization under which the issued and outstanding shares of the Company's common stock will be forward split two for one simultaneously with the Company's reincorporation in Delaware so that shareholders will receive two shares of the Delaware Corporation's common stock, par value $0.001, for each share of the Company's common stock now held;

     (3) To adopt and approve the Company's 2000 Long Term Incentive Plan (the "Incentive Plan") and the 2000 Executive Officer Long Term Incentive Plan (the "Executive Plan") (or collectively referred to as the "Incentive Plans");

     (4) To ratify the selection of G. Brad Beckstead, as independent auditor of the Company in 2000; and

     (5) To transact such other business as may properly come before the Special Meeting.

     Two shareholders holding the voting rights to more than 50% of the common stock issued and outstanding have indicated their intention to vote in favor of the proposals of management. Accordingly, the proposals of management will be approved without the affirmative vote of any other shares, and management can forego the time, effort, and expense of a proxy solicitation.

                      HISTORY AND BUSINESS OF THE COMPANY

GENERAL/HISTORY

     On January 26, 2000, the Registrant entered into an Asset Purchase Agreement with Insynq, Inc. ("Insynq"), a closely-held Washington corporation engaged in providing hardware, software, computer Internet and related telecommunications services and products to small businesses and high-end home offices. (See "Current Business of the Company," below). The terms of the Agreement were substantially completed on February 18, 2000. Under the terms of the Agreement, the Registrant acquired substantially all of the assets of Insynq, and assumed substantially all of the obligations of Insynq, in exchange for the issuance by the Company of a total of 7,604,050 shares of restricted common stock of the Company, to the Insynq shareholders pro rata in a liquidating distribution. As a result of the transaction, the Company now has a total of approximately 9,915,424 shares issued and outstanding, of which 7,604,050 shares, or approximately 76.7%, are now held by the former Insynq shareholders. In connection with the Agreement, Insynq obtained approval of the sale of its assets by its shareholders at a duly called and convened shareholders' meeting.

     As a result of the Agreement, the Company has acquired essentially all of the assets, tangible and intangible, of Insynq, and has become engaged in Insynq's business, described below. These assets include computer hardware and software, related equipment, furniture and fixtures, proprietary technology developed by Insynq, described below, all contractual rights including capitalized lease equipment and other leasehold rights, trade names and trademarks and all client lists and marketing data and materials, cash and cash equivalents, accounts receivable, inventory, work in progress and related assets. As indicated below, the asset considered most valuable by Insynq and the Registrant in completing the Agreement, is Insynq's proprietary data utility services system that was designed to offer enhanced technological computer processing and communication capabilities.

     In connection with the Agreement, the Registrant has assumed essentially all of the obligations and liabilities of Insynq, including capital lease obligations on equipment (approximately $587,517 as of December 31, 1999), accounts payable, accrued payroll and other business taxes, notes payable, and other liabilities. As of December 31, 1999, total liabilities of Insynq were $980,520. In addition to such liabilities, the Company has agreed to assume all other contractual obligations of Insynq. In that regard, the Company has entered into, or will enter into, employment contracts with certain individuals who were executives or key employees of Insynq, on substantially the same terms as the terms of employment between Insynq and such individuals.

     In addition, the Company has agreed to assume all equipment leases, leasehold obligations covering office space utilized by Insynq, all consulting contracts, and all other contract obligations. Finally, at the time of completion of the Insynq asset acquisition, Insynq had outstanding to various shareholders, a number of warrants and options, entitling the holders to purchase shares of restricted common stock of Insynq, which warrants and options have been converted into like options and warrants to purchase shares of the Company's common stock. The Company presently has outstanding options and warrants to purchase a total of approximately 5,411,678 shares of the Company's common stock, at prices of between $0.50 and $15.00 per share, not including options to purchase a total of approximately 4,470,150 shares of common stock granted under the Company's Incentive Plans. The exercise of all or any portion of these outstanding options and warrants would have the effect of substantially diluting the ownership of the present shareholders in the Company. (See "PROPOSAL NO. 2: PROPOSED RECAPITALIZATION," "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS," and "CERTAIN TRANSACTIONS.")

HISTORY OF THE COMPANY

     Xcel Management, Inc., formerly known as "Palace Casinos, Inc." (the "Company"), was inactive from the end of 1995 until the consummation of the
asset purchase transaction with Insynq.   During the two year period prior to
the transaction with Insynq, the Company and its then management, was involved in efforts to complete a plan of reorganization confirmed in the United States Bankruptcy Court under Chapter 11 of the federal bankruptcy laws, and undertaking necessary steps to position the Company to seek a new business enterprise in which it may become involved, either through a merger or reorganization, or an acquisition transaction. These efforts resulted in the transaction with Insynq, completed in February, 2000.

     The Company was incorporated in the state of Utah on May 22, 1980, under the name "Ward's Gas & Oil," to engage in the oil and gas business. This business was terminated after a few years of operations. From November 1992 until approximately the end of 1995, the Company (which had changed its name to "Palace Casinos, Inc."), was engaged, through its then wholly-owned subsidiary, Maritime Group, Ltd. (the "Subsidiary"), in the development of a dockside gaming facility in Biloxi, Mississippi. In April, 1994, the Subsidiary completed the development of the Biloxi gaming facility, "Palace Casino," and commenced operations. On December 1, 1994, the Company and the Subsidiary separately filed voluntary petitions for relief under Chapter 11 of the federal bankruptcy laws. Although the Company's original bankruptcy petition was filed in the United States Bankruptcy Court for the District of Utah, Central Division, the supervision of the Company's Chapter 11 proceedings was transferred to the United States Bankruptcy Court for the Southern District of Mississippi (the "Bankruptcy Court"). On September 22, 1995, the Company, which had been operating as debtor-in-possession in connection with the bankruptcy proceeding, entered into an Asset Purchase Agreement under the terms of which it agreed, subject to the approval of the Bankruptcy Court, to sell substantially all of the Subsidiary's operating assets. This transaction was approved by the Bankruptcy Court, and completed in the end of 1995, with all of the net proceeds of the transaction being distributed to creditors. Following the completion of the sale of the Subsidiary's Assets, the Company had essentially no assets and liabilities and the Company's business operations essentially ceased, except for efforts to complete a plan of reorganization, described below.

     In February, 1999, Steve Rippon and Edward D. Bagley, the Company's present management, submitted to the Bankruptcy Court, as plan proponents, a plan of reorganization (the "Plan"), which was confirmed by the Bankruptcy Court on June
16, 1999.   Under the terms of the Plan: (a) all of the Company's priority creditors were paid a total of $5,000; (b) unsecured creditors, holding between $300,000 and $500,000 in claims, were issued pro rata a total of 90,000 shares of post-bankruptcy common stock in full satisfaction of such obligations; and
(c) all of the equity holders of the Company's common stock, were issued, pro rata, a total of approximately 90,000 shares of common stock in lieu of a total of 8,794,329 shares of preferred and common stock issued and outstanding, with the result that .0102 shares of common stock were issued for each previously outstanding share of common stock. Under the terms of the Plan, all outstanding warrants and options of the Company expired. In connection with the Plan, Messrs. Rippon and Bagley, creditors of the estate and the plan proponents, were elected as the officers and directors of the Company, and were issued a total of 1,620,000 shares of common stock (810,000 shares each) of the Company, in consideration of their contributions of services and approximately $20,000 in cash provided to pay for legal services and costs incurred in the Plan confirmation process and related activities.

     Following the confirmation of the Plan in June, 1999, the Company and the plan proponents completed the Plan in accordance with its terms. Immediately following the confirmation of the Plan, the Company had a total of approximately 1,800,000 shares of common stock, par value $0.001 per share, issued and outstanding. On December 3, 1999, the Bankruptcy Court, after reviewing the efforts by the plan proponents, issued an order closing the bankruptcy estate of the Company.

     Since the completion of the Plan, the Company and its new management undertook efforts to complete updated financial statements of the Company, to prepare and file updated periodic reports with the Securities and Exchange Commission covering the past year, and to undertake actions to enable the Company to seek a business opportunity for acquisition or involvement by the Company. These efforts resulted in the asset purchase transaction with Insynq, described above, and throughout this Information Statement.

FINANCIAL INFORMATION

     Attached to this Information Statement are the audited balance sheets of the Company as of May 31, 1999 and 1998, and the related statements of operations, stockholders' equity and cash flows for the years ended May 31, 1999 and 1998, and from the inception of the development stage on June 1, 1997 through May 31, 1999, and the unaudited financial statements for the seven months ended December 31, 1999; the audited financial statements of Insynq for the years ended December 31, 1999 and 1998; and the unaudited pro-forma consolidated financial statements of the Company and Insynq, including combined balance sheets of the Company and Insynq as of May 31, 1999, and February 29, 2000, and combined statements of income and statements of cash flow, for the nine months ended February 29, 2000 and 1999. (See Exhibit "A").

CURRENT BUSINESS OF REGISTRANT

     General

     As a result of the acquisition by the Company of the assets of Insynq, the Company is now engaged in the business of Insynq. As discussed under "PROPOSAL NO. 1 - REINCORPORATION IN DELAWARE," the Company intends to reincorporate in the state of Delaware, and, in connection therewith, to change the Company's name to "Insynq, Inc."

     Insynq, Inc. (the "Company"), was incorporated as a Washington corporation on August 31, 1998. Therefore, the Company, as the successor-in-interest of the business of Insynq, Inc., is in the development stage with a limited history of operations. During the year ended December 31, 1999, Insynq had total income of $145,722, and incurred total operating losses of $842,143.

     The Company is a provider of Internet computer appliances, operating systems, computer/ Internet related telephony requirements and services, access to web services of all kinds, access to

Internet marketing assistance and related equipment and services. It offers these as an integrated whole. In other words, Insynq is an on-line provider of hardware and software in a hosted environment, together with related support services, on a rental, fee or sales basis.

     Insynq targets small and medium sized businesses and high-end home offices for the sale of hosted hardware and software and access to related services. It provides these products and services not in a retail setting, but by developing a customer subscriber base that adopt a cost effective on-line solution to building and to maintain an information technology system through the adoption of a "web-based" computing as an alternative to both local area networks (LAN's) and traditional client/server implementations. Insynq attempts to concentrate on the small and medium sized business and high-end home office user ("SOHO") and markets itself as an "Internet utility company" that can provide cost-effectively all of the computer software, hardware, telecommunication and Internet needs for those markets, on a subscription basis.

     The server-based computing model has already grown dramatically and has shown an outcropping of competitors to Insynq, Inc. The Company currently has several companies on line using their server-based computing services and has signed contracts with a number of additional companies to come on board in the next few months. In addition, the Company has letters of intent with several organizations.

     The Company believes its competency is providing products and services related to the Internet Utility Company paradigm. This entails IT outsourcing service, including telecommunications, hardware, software and maintenance services for small-to-medium companies and the high-end home office, also known by the term SOHO market. The Company believes it has gained credibility in the industry with strategic relationships such as Hewlett-Packard, Citrix Systems and Global Crossings. These companies have chosen to partner with the Company in various capacities that combines the hardware, software and telecommunications required to build a successful delivery mechanism.

     The Company's Proprietary IQ Delivery System Network and Computing Utilities System

     The Company's computer utilities and network concept and the IQ delivery system have been developed over the last two years by principals of "Interactive Information Systems Corporation," a small computer integration company located in Tacoma, Washington. As a company providing integration and consulting services, computer equipment systems, LAN networks, software and technical support to business customers, the management of Interactive Information Systems Corporation became attuned to the information wants and needs of small and medium sized businesses. The IQ delivery system is an outgrowth of this experience and responsiveness to real life business situations.

     In the process of developing IQ, the Company believes it acquired valuable technological expertise. It has created new methodologies and produced proprietary hardware and software that is believed to be essential to the configuration and effective management of wide area multi-user networks and outside deployment of shared software applications. Key employees of the Company are certified as Microsoft Systems Engineers, Microsoft Certified Professionals, Certified Netware Administrators, Certified Citrix Administrators, Certified Netware Engineers and GTE Certified Data
Consultants

     The Company's IQ computing system is designed to separate the command and computing functions of the customers computers. The function of the user terminals is reduced to entering commands to the IQ Central Servers located at the Company's Data Center. Using proprietary ICA (multi-user configuration) independent computer architecture and thin client server technology, IQ Central Servers are designed to perform all computing functions for each user, including processing, storage and backup, security, virus protection and Internet access.

     The IQ delivery system receives and transmits information in the form of images rather than data, and requires only 10% of the bandwidth otherwise required for data transmission through frame relay (dedicated wired connection). IQ thus distributes 32 bit Windows, Unix and Java based software applications to the user with near real time speed. Latency is virtually non-existent.
Commands are performed so fast, the user is generally unaware of the connection to a central server. IQ, connected by fractional T-1 frame relay, DSL and dedicated high-speed telephone lines, is the fastest and most secure telecomputing system to date.

     Customers of the Company can be roughly divided into two groups. First, there are customers that operate from offices directly connected with the Company by its high speed broadband. There are also customers, such as persons with portable communication devices such as lap top computers, using the IQ delivery system through an Internet connection or wireless. The Company refers to each of its users as seats.

     "Thin Technology", also called Thin Clients, operate a simplified diskless workstation. Thin Technology is a reference to Internet appliances. These devices allow a user to reach the Internet with only a monitor, a keyboard and a mouse. The computer is replaced with this Internet appliance at the user's workstation. The Internet appliance actually does very little. It sends the user's instructions to an outsource provider. Under the IQ delivery system, an Internet appliance communicates the user's data entry and retrieval commands to IQ Servers located at the Company's data center, where all computing functions are performed. This is the user option recommended by the Company. Network appliances do not have disk or tape drives. This increases productivity because employees cannot install their own software (such as computer games) or tamper with the computer's operating system. This access device imposes a singleness of purpose upon the operation, improves manageability, simplicity and reliability.

     The traditional workstation, utilizing a computer processing unit, constitutes the second type of terminal at the user's business. Customers may need to use fully equipped workstations for certain individual seats that utilize non-Windows software applications or very specialized, complex applications such as CAD programs. This is not the Company's recommended option because it does not free the customer from the technical problems and service costs associated with its old computer processing units.

     Finally, a customer may choose to use existing workstations as user terminals, letting the Company convert each workstation to the IQ delivery system with a network card. With a network card installed, each unit will be enabled to access and give commands to the IQ Central Servers. Every user terminal will be connected to the IQ Administrator, which in turn is connected to the fractional T-1 frame relay. The IQ Administrator administers the customers system and performs other functions. If a user is connected with IQ by the Internet, then IQ Administrator will not be required. Once connected to the IQ delivery system, users can employ any of the following computer services.

     Virtual Office - with IQ, the Company sets up a virtual office for the customer, where professionals, employers, employees, clients and customers may utilize a wide variety of software applications and/or interact directly in a network environment. This office is always open, irrespective of the time of day or the user's location.

     Office Suite - use of an Office Suite of the types of software applications generally used by businesses is included in the customers' monthly subscriptions at no extra charge. Customers may also select from a menu containing a wide variety of other Windows based software. The Company Training Library makes employee training programs available to customers in a variety of fields. The Company serves virtual markets and incorporates specialized software for these customers. For example, applications are now on line for vertical markets such as real estate brokers, accountants, attorneys, point of sale operations, health care administration and manufacturing. New applications are being configured and added continuously. If software requested by a customer has a licensing fee, the customer may purchase the license at a substantial discount through its subscription to the Company. If the customer wishes to use Windows based software that is not already on the Company's basic menu, the Company will configure, load and maintain any application that is compatible with the IQ delivery system for a small additional monthly fee.

     Virtual Network - the Company provides every customer with IQ Network at less than half the initial cost of other networks. There is little to no on going cost for the IQ Network. This is part of the Company's standard package of customer services. Little employee training is required to use the IQ Network. IQ increases the reliability of a network from a factor of about 50% to 90% plus.

     Internet Connection - The Company provides customers connectivity to the Internet at a discounted rate as part of its service package.

     Web Site Creation and Hosting - for a small additional fee, the Company will put the customer's Internet web site on its IQ servers and host the site for them. The Company also offers easy to use software that assists customers in developing their web site.

     Data Back-up and Storage - the IQ delivery system automatically and instantaneously backs up customer data on two separate computer systems and on high speed DLT tape. If desired, the customer can receive backed up data and back up logs daily from the IQ Virtual Administrator. The Company provides one
(1) gigabyte of data storage for every six seats as part of its customer installation for small businesses. For medium sized and larger businesses, the amount of storage is tailored to the customers needs. There is no limitation on storage available.

     Security - the Company's IQ delivery system raises the level of customer security with the following measures. The Company's computers are located in secure rooms, with locked down, card access only facilities. Customers utilizing Thin Technology prevent unauthorized disk installation and installation of outside software which can introduce corruptions and viruses. Firewalls in the IQ Administrator and Central Servers keep outsiders and hackers from getting into the customers system and uploading data or downloading viruses. This is especially important for customers that are accessing the Internet. Customer data is never transmitted. Transmissions between the customer's site and the Central Servers are in the form of indecipherable images. Finally, the Company maintains state of the art anti-virus measures for the protection of its own system.

     Redundancy - IQ maintains separate redundant Central Servers to perform all computing, storage and backup tasks.

     Overview of Internet Industry

     The Internet has emerged as a global medium, enabling millions of people worldwide to share information, communicate and conduct business electronically. Industry experts estimate that the number of Web users will grow from approximately 69 million worldwide in 1997 to approximately 320 million worldwide by the end of 2002. This growth is expected to be driven by the large and growing number of PCs installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the Internet, improvements in network infrastructure, the proliferation of Internet content and the increasing familiarity with and acceptance of the Internet by businesses and consumers. As the number of users has increased, the Internet has emerged as an effective means to market products and services, helping to fuel its growth as a commercial medium.

     The Internet possesses a number of unique characteristics that differentiate it from traditional reference points: a lack of geographic or temporal limitations; a sense of spatial freedom realized through high powered navigation tools, fast connectivity and the shedding of one's true identity and the adoption of an online identity; real-time access to dynamic and interactive content; and instantaneous communication with a single individual or with groups of individuals, effecting a flattening and broadening of interpersonal relationships in general. In a true sense, the term cyberspace reflects another dimension, the new frontier of our time. As a result of these characteristics, Internet usage is expected to continue to grow rapidly. The proliferation of users, combined with the Internet's reach and its lower cost for transmitting data, graphics and voice communications has created a powerful new dimension to the conduct of business.

     The commercial potential of the Internet has resulted in a proliferation of Web sites through which businesses, communities, media companies, news services, affinity groups and individuals seek to inform, entertain, communicate and conduct business with Internet users worldwide. New Internet businesses, such as E-Loan Inc., InsWeb Corporation and Microsoft's Expedia, have been established to offer goods and services in novel ways using the Internet. Other popular Internet destination sites such as FindLaw, ivillage and Xoom offer users the ability to engage and participate in a virtual community with users of similar interests. At the same time, many traditional media and publishing companies have transitioned their brand and content onto the Internet, such as ABC's ABC LocalNet, Disney's Family.com, CBS's CBS Local Guide, Playboy's Playboy.com and Dow Jones (The Wall Street Journal Interactive Edition). Hundreds of thousands of corporations have established Web sites and corporate intranets and extranets to communicate with employees, customers and business partners over the Internet.

     This rapid growth in the number of Web sites and the wide array of content associated with them has caused the emergence of the "portal," an integrated online service through which users can access a wide range of information and services without having to navigate through multiple sites. Leading Internet service providers, such as AOL, Internet software and services companies, such as Microsoft and Netscape, and Internet search engines and directories, such as those offered by Yahoo, Lycos, Excite and Infoseek, have sought to capitalize on their positions as the most frequently visited sites on the Internet by establishing themselves as primary portals. These companies have regularly added to their service offerings, aggregating third-party content, such as stock quotes, news and yellow pages, and incorporating links to and from other related sites, in order to prolong their users' visits and promote repeat usage. In this environment, popular destination and corporate sites have found it increasingly difficult to compete for the attention of users and to preserve user loyalty. Many of these sites have found it necessary to add to the amount of information and services accessible through their sites, supplementing their more targeted or thematic content with useful third-party content and services and effectively becoming portals themselves.

     The popularity of the Internet has also resulted in the emergence of new Internet access devices and the adaptation of traditional communications devices for Internet access, including cellular phones, pagers, screen phones, television set-top boxes, online kiosks, personal digital assistants and, most recently, Internet appliances. In order to drive market acceptance of their devices, these suppliers seek an integrated package of content and services that is specifically designed to complement the display format and navigational features of their devices.

     In order to differentiate their services and attract the attention of users on the increasingly crowded Internet, existing and emerging Internet portals, destination sites and suppliers of PCs and other Internet access devices all need to continually expand and enrich their offerings with value-added content and services. The objective of these companies is to effectively increase the audience for their services in terms of both reach and frequency. The greater the size of their audience, the greater the advertising and electronic commerce opportunities afforded to them.

     The growth of the Internet represents a significant opportunity for businesses to conduct commerce over the Internet. One factor in this projected growth is the increasing variety of transactions that take place on the Internet. Initially, companies focused on facilitating Internet transactions between businesses. More recently, however, a number of companies have targeted business-to-consumer transactions. These companies typically use the Internet to offer standard products and services that can be easily described with graphics and text and that do not necessarily require a physical presence for purchase, such as software, books, music CDs, videocassettes, home loans, airline tickets and online banking and stock trading. The Internet allows these companies to develop one-to-one relationships with customers worldwide without making significant investments in traditional infrastructure such as retail outlets, distribution networks and sales personnel.

     As the Internet evolves into a mass medium, the Company believes there will be an increasing need for outsourced business and syndication services to enable existing and emerging Internet portals, destination sites and suppliers of PCs and other Internet access devices (collectively, "Internet points-of-entry") to broaden their content offering and exploit the revenue potential of their audience. In more traditional media such as television, radio and print, syndicated content provided by the major television networks, programming syndicators and wire services, such as Reuters and Associated Press, has been widely used by local television stations, radio stations and newspapers in order to augment their core programming with additional programming and, in so doing, extend their audience reach and retention. The diverse Internet points-of-entry similarly need a source of syndicated content that will increase the convenience, relevancy and enjoyment of their users' experience, thereby generating increasing dependence and/or repeat usage and making it less likely that users will click to another service. Such syndicated content must be delivered to these Internet points-of-entry through a reliable, scalable infrastructure that can ensure high-quality service. As a result, the Company believes there is an opportunity for a highly focused company to provide business software, outsourced content services and web hosting to small and medium sized businesses.

     The Company's future success is substantially dependent upon continued growth in the use of the Internet in order to support its sale of services to the Company's clients. Rapid growth in the use of the Internet is a recent phenomenon. The Internet is still in its infancy and it is subject to the vulnerabilities and uncertainties that afflict every new phenomenon. These include the lack of acceptable security technologies, inadequate development of the necessary infrastructure, including a reliable network backbone, or timely development and commercialization of performance improvements, including high-speed modems. To the extent that the Internet continues to experience significant growth in the number of users and level of use, there are questions as to whether or not the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Internet will not be adversely affected by this continued growth. The Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Internet. If use of the Internet does not continue to grow, or if the Internet infrastructure does not effectively support growth that may occur, the Company's business, operating results and financial condition would be materially and adversely affected. The Company may from time to time experience significant delays in processing of client data, and these delays could have a material adverse effect on the Company's goodwill among its users, and on the Company's business.

     The market for Internet products and services is characterized by rapid technological development, evolving industry standards and customer demands, and frequent new product introductions and enhancements. These market characteristics are exacerbated by the emerging nature of this market and the fact that many companies are expected to introduce new Internet products and services in the near future. The Company's future success will depend in significant part on its ability to continually improve the performance, features and reliability of its software and other properties in response to both evolving demands of the marketplace and competitive product offerings.
However, this very phenomena works to the Company's advantage. As businesses are forced to make hard decisions about the allocation of their scarce resources, the Company believes that these businesses will decide to apply their funds to their core competencies and, since these core competencies require computers for support roles, this very phenomenon of rapid technological obsolescence will become the driving force which dictates the decision to outsource their computer requirements, thereby becoming candidates for utilizing computer utility companies such as the Company.

     The Company's Strategic Plan

     The Company has targeted the following businesses as its primary market. Businesses and professionals who need to buy new computers or upgrade their computers. Businesses and professionals who need to cost effectively network their computers or replace an existing network with a more useable, lower cost system. Finally, businesses or professionals who wish to alleviate their computer problems and/or reduce their costs or using computers.

     The Company will focus on differentiating itself from its competitors by filling the real need of small-to-medium business and high end home users, also referred to as "SOHO" users, who require reliable information technology including propriety and off-the-shelf hardware, software, and all related services at a cost-effective price. The Company's challenge is to educate its target market on the enormous cost savings of server-based computing as an alternative to local area networks and traditional client/server implementations. The Company will position its product and service offerings as the high-quality, value-added alternative to traditional computing models.

     The Company will promote, market and sell its services in order to achieve its goals through two channels: via a direct sales force; and through strategic partnerships with ISPs, Telecom and hardware and software distributors. By focusing heavily on the education of its direct sales force and partners in one major city and then reproducing its model in subsequent cities, the Company hopes to penetrate a large part of the city's population with a concise and planned approach; there is no assurance, of course, that the Company will be successful in accomplishing its goal.

     The Company must quickly be able to identify the changing market and respond to market changes that will improve the bottom line. While remaining focused on the Company's plan will always be paramount, the Company must have the agility inherent in small companies to make changes when the market demands.

     Marketing and Sales

     The Company has broken its targeted market into two groups according to standard classifications used by market research companies: home offices and the small-to-medium business. More exact definitions of these market segments are not necessary for its marketing planning purposes; general definitions will suffice. Management knows the Company's home office customers tend to be heavy users, wanting high-end capabilities. These are people who like computing and computers. The low-end home office people will buy elsewhere for the next 12 to 24 months and are not included in the Company's target market

     Based upon the Company's experience and limited research, management also knows that its targeted business customers tend to be much less proficient on computers and, conversely, much more likely to need and want handholding, and much more willing and likely to pay for it. These businesses constitute the Company's core candidate, particularly firms with 6-25 seats per customer that are critically dependent on technology but unable to justify the expense and resources required to implement and maintain local area networks and client/server software applications. These businesses represent the highest growth rate and revenue generator for the Company over the next 36 months. This particular market segment is willing to outsource their IT and application needs to the Company because they need to focus on growing their business and not on technology, but technology is exactly the barrier they see to growing their business. They do not have the time, knowledge or resources to set up their own networks, manage software upgrades and troubleshoot problems. The outsource IT services and application rental that the Company provides gives this target market the ability to enjoy the most advanced computing capabilities while paying only 1/3 of the cost. The Company's marketing focus will be the small-to-medium business office and the home office (SOHO) market. The target segments will be the key to the Company's success. In addition, the Company will attempt to continue to add value to its products and services by adding new services and products to our customers over time.

     Home offices domestically are an important, growing market segment. Nationally, there are approximately 33 million home offices, and the number is growing at 10% per year. The Company's target SOHO customer is as dependent on reliable information technology as any other businesses. Often, the small business owner does not want to understand all of the details of getting their offices connected, they simply want the benefits that are provided. They care more about reliable service and confidence than about the rock-bottom lowest price. They don't want to rely solely on their own expertise, so they choose instead to deal with the Company with its promise of service and support when needed.

     The Company believes its standard SOHO will be one-system installations, no networks, and much more powerful systems than the average small business. Fax modems, voicemail, and printers are likely. They tend to be interested in desktop publishing, accounting, Internet, and administration software as well as their job specific software needs. It's important that the Company realize it will also be selling to the price-oriented SOHO buyers. The Company believes it will be able to offer an attractive proposition to the service oriented and security-oriented buyers for a cost-effective price.

     Home offices include several types. The Company believes that the most important are the home offices that serve as the only offices of professional firms. These are likely to be professional services such as graphic artists, writers, and consultants, also some accountants and the occasional lawyer, doctor, or dentist. There are also individuals who maintain home offices for part-time use, including moonlighters' and hobbyists. The Company does not intend to sell to this segment at this time; its marketing focus will consist of professionals and entrepreneurs who maintain a full-time office.

     The SOHO market will be targeted in a variety of ways, including through (leveraged Marketing and Sales) hardware manufacturers, telecommunications companies, Internet Service Providers, software manufacturers and a host of alternative distribution channels. These types of partner companies can offer the Company services along with their own services as a product bundle. This simplifies the marketing, installation and set-up for the SOHO customer. The Company anticipates finalizing agreements with these types of companies.

     In addition to this natural distribution model, the Company will target the SOHO market through a direct sales effort as well.

     Competition

     The Company competes in the highly competitive market for computer services. The principal competitive factors are technical innovation to meet dynamic market needs, market strength, system/performance, customer service and support, reliability, ease of use, and price/performance.

     The market remains competitive due to Microsoft presence in all sectors of the software business. The Company does not have the product breadth and market power of Microsoft. Microsoft's ability to ship networking products with features and functionality which are compatible with its operating systems, together with its ability to offer incentives to customers to purchase certain products from them in order to obtain favorable sales terms or necessary compatibility or information with respect to other products, may significantly inhibit the Company's ability to grow its business. In addition, as Microsoft creates new operating systems and applications, there can be no assurance that the Company will be able to ensure that its products will be compatible with those of Microsoft.

     Additionally, the Company may face competition from other companies possessing much greater financial strength, such as Novell, which could introduce competitive operating systems. If any of these competing products achieves market acceptance, the Company's business and results of operations could be materially adversely affected.

     Based upon the Company's experience and its own research, the following competitive forces have been isolated and identified as pivotal to its markets. These are:

     (a) pricing, particularly for the Company's targeted SOHO customers, consider price because this is the message they're exposed to again, and again and they have been trained to shop on price;

     (b) quality service is a message that these businesses can understand because it is what they frequently offer, and they are willing to pay 120% more for a relationship with a long-term vendor providing backup and quality service because this is akin to their own survival strategy; and

     (c) availability is also very important because SOHO buyers tend to want immediate solutions to problems.

     Consequently, the businesses that make up the Company's targeted market cannot be subjected to high-pressure, under-trained salespeople who may not be able to factor in all of a customer's needs.

     An in-depth review of the Application Service Providers industry overall shows that there are several categories that fall under this industry heading.

     We have seen a segmentation of companies who are identifying their unique selling proposition and are carving out their market niches.

     When looking at competition, the Company considered its own niche and the market where it felt that it could provide the highest quality of service while meeting revenue goals. In doing so, the Company has eliminated many competitors who were primarily focused on the enterprise application suites typically purchased by the Fortune 500 and Fortune 1000 companies. Within the SOHO and small-medium business model, the Company has identified two niche areas in particular which it is particularly well suited to accommodate:

     (1) Integration of business tools and applications for small-medium sized businesses. The Company is derived from an integration company, and as such, has significant knowledge and contacts within the "small-medium enterprise" (SME) market. This inherent understanding of the SME market made this segment a clear choice to target. An added advantage is the short sales cycle time of 30 days or less.

     (2) Serving as a host to the "independent software vendor" (ISV) market, consisting of software development companies who cannot or do not want to invest in the resources and high-cost hardware required to support the "Application Service Provider" (ASP) business model. The Company identified this market in June of 1998 as a credible and lucrative addition to our original business plan. The ISV market, composed of over 22,000 software vendors in the United States, allows the Company to ASP-enable software vendors by integrating our backend infrastructure via their corporate web site and sell subscription software services to their customer base. An in-depth review of the Application Service Provider industry overall shows that there are several categories that fall under the industry heading. The Company has already seen a segmentation of companies who are identifying their unique selling proposition and are carving out their market niches.

     As with any emerging industry, one good idea for a market niche fosters another two or three others. The Company believes there are several revenue producing markets that it may choose to enter into after the first 12-months of meeting its existing business plan. Its focus, however, will remain on the SME and ISV markets and the introduction of additional products and services to those niche markets will serve as an expansion and not a deviation from the Company's focus.

     Many of the Company's competitors, such as Telecomputing and FutureLink, are forming distribution channels that closely resemble "box pushers." The Company's distribution model via major partners and direct allows it to deliver on the customer service model that will be required for vendors in this space to be successful. The Company offers consultative selling techniques that management believes will provide the customer with the feeling of security required to outsource their IT infrastructure.

     Government Regulation

     The Company believes it is not currently subject to direct regulation by any governmental agency in the United States, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or governing commerce upon the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services.

     Such legislation could dampen the growth in the use of the Internet generally and decrease the acceptance of the Internet as a communications and commercial medium, and could, thereby, have a material adverse effect on the Company's business, results of operations and financial condition. Other nations, including Germany, have taken actions to restrict the free flow of material deemed to be objectionable on the Internet. In addition, several telecommunications carriers are seeking to have telecommunications over the Internet regulated by the Federal Communications Commission (the "FCC") in the same manner as other telecommunications services. For example, America's Carriers Telecommunications Association ("ACTA") has filed a petition with the FCC for this purpose. In addition, because the growing popularity and use of the Internet has burdened the existing telecommunications infrastructure and many areas with high Internet use have begun to experience interruptions in phone service, local telephone carriers, such as Pacific Bell, have petitioned the FCC to regulate ISPs and OSPs in a manner similar to long distance telephone carriers and to impose access fees on the ISPs and OSPs. If either of these petitions is granted, or the relief sought therein is otherwise granted, the costs of communicating on the Internet could increase substantially, potentially slowing the growth in use of the Internet, which could in turn decrease the demand for the Company's products. Also it is possible that laws will be adopted or current laws interpreted in a manner to impose liability on online service providers, such as the Company, for linking to third party content providers and other Internet sites that include materials that infringe copyrights or other rights of others. Such laws and regulations if enacted could have an adverse effect on the Company's business, operating results and financial condition. Moreover, the applicability to the Internet upon the existing laws governing issues such as property ownership, copyright defamation, obscenity and personal privacy is uncertain, and the Company may be subject to claims that its services violate such laws. Any such new legislation or regulation or the application of existing laws and regulations to the Internet could have a material adverse effect on the Company's business, operating results and financial condition.

     In addition, as the Company's products and services are available over the Internet in multiple states and foreign countries, such jurisdictions may claim that the Company is required to qualify to do business as a foreign corporation in each such state or foreign country. The Company is qualified to do business only in the States of Washington and California, and failure by the Company to qualify as a foreign corporation in a jurisdiction where it is required to do so could subject the Company to taxes and penalties and could result in the inability of the Company to enforce contracts in such Jurisdictions.

Any such new legislation or regulation, the application of laws and regulations from Jurisdictions whose laws do not currently apply to the Company's business, or the application of existing laws and regulations to the Internet and other online services could have a material adverse effect on the Company's business, results of operations and financial condition.

     At present, the Company does not collect sales or other similar taxes in respect of sales and shipments of its products. However, various states have sought to impose state sales tax collection obligations on out-of-state direct marketing companies such as the Company. A successful assertion by one or more of these states that it should have collected or be collecting sales tax on the sale of its products could result in additional costs and corresponding price increases to its customers. The U.S. Congress has passed legislation limiting for three years the ability of states to impose taxes on Internet-based transactions. Failure to renew this legislation could result in the broad imposition of state taxes on e-commerce.

     Customer Services

     The Company's Customer Support Services is composed of Customer Service Representatives, On-Site Service Technicians, Technical Support Representatives (the "Help Desk") supplemented by Senior Technical Support Representatives consisting of Microsoft Certified Systems Engineers and IQ Server Technicians. All of these departments have established quality standards. The Company plans to use customer frustration with slow and frequently expensive telephone technical support by other industry vendors to its competitive advantage. Technical Support Representatives will be available via toll free telephone lines for any aspect of the IQ delivery system and, to the degree feasible, upon any software the customer is utilizing. This assistance will be free for the first 30 days and will be billed at $8.00 per fifteen minutes thereafter.

     Intellectual Property and Proprietary Rights

     The Company regards its service marks, trademarks, domain names and similar intellectual property as critical to its success. The Company has applied for domain names including, INSYNQ.com, ON-Q.net, SIMPLENETWORKS.net, APPLICATIONVAULT.com, MESSAGEIQ.com, OURACCOUNTING.com, OURBOOKEEPER.com, YOURWEBPC.com and RAPIDNETWORKS.com, all of which are now owned by the Company.

     The Company relies on trademark, unfair competition and copyright law, trade secret protection and contracts such as confidentiality and license agreements with its employees, customers, partners and others to protect its proprietary rights. Despite precautions, it may be possible for competitors to obtain and/or use the proprietary information without authorization, or to develop technologies similar to the Company's and independently create a similarly functioning infrastructure. Furthermore, the protection of proprietary rights in Internet-related industries is uncertain and still evolving. The laws of some foreign countries do not protect proprietary rights to the same extent as do the laws of the United States. Protecting the Company's proprietary rights in the United States or abroad may not be adequate.

     The Company intends to continue to license certain technology from third parties such as Citrix and Windows NT, plus others, for its communications technology and the software that underlies its business systems. The market is evolving and the Company may need to license additional technologies to remain competitive. The Company may not be able to license these technologies on commercially reasonable terms or at all. In addition, the Company may fail to successfully integrate licensed technology into its operations.

     Although the Company has not yet experienced infringement or misappropriation of its intellectual property or similar proprietary rights, it may be anticipated that infringements and misappropriations will occur as its business grows and there is more brand loyalty attaching to its trade names and domain names. The Company intends to police against infringement or misappropriation. However, it cannot guarantee that it will be able to enforce its rights and enjoin the alleged infringers from their use of confusingly similar trademarks, servicemarks, telephone numbers and domain names.

     In addition, third parties may assert infringement claims against the Company. The Company cannot be certain that its technologies or marks do not infringe valid patents, trademarks, copyrights or other proprietary rights held by third parties. It may be subject to legal proceedings and claims from time to time relating to the intellectual property of others in the ordinary course of its business. Intellectual property litigation is expensive and time-consuming and could divert management resources away from running the business.

     Offices and Facilities

     Following the completion of the asset purchase transaction with Insynq, the Company assumed Insynq's leasehold obligation on office space and facilities into which the Company has recently relocated, covering approximately 18,000 square feet, located at 1101 Broadway Plaza, Tacoma, Washington 98402. The Company has also assumed Insynq's leasehold obligation covering approximately 1,600 square feet located at the Bank of America Building, 9th & "A" Street,
Suite 560, Tacoma, Washington 98402.   The Company has recently leased office
space located at 3017 Douglas Boulevard, Suite 220, Roseville, California, consisting of approximately 4200 square feet.

     Employees

     The Company currently has approximately 52 employees, consisting of former Insynq employees, including Company's management, clerical, approximately 20 technical people, and an additional 18 marketing and sales personnel.

     Management

     In connection with the consummation of the Asset Purchase Agreement, on February 18, 2000, Steve Rippon and Dallin Bagley resigned, as directors of the Company, and appointed, seriatim, John P. Gorst and M. Carroll Benton, principals of Insynq, Inc., as directors. A third director, David D. Selmon was subsequently appointed by the board of directors. Immediately following this action, a meeting of the new board of directors was held, at which time John P. Gorst was elected as the Chief Executive Officer and Chairman of the Board, and
M. Carroll Benton was elected as Secretary/Treasurer of the Company. In June, 2000, the Company appointed D.J. Johnson as the Chief Financial Officer.

     Certain biographical information with regard to executive officers and directors of the Company is set forth below.

     John P. Gorst was the co-founder of Insynq and has directed all development
     -------------
and business efforts for Insynq. Mr. Gorst has over eleven (11) years experience in founding entrepreneurial technology ventures, specifically in the development of software and data services for business. His prior experience includes serving as Vice President and General Manager of Interactive Information Systems Corp., a business based in the Pacific Northwest Region, and a training/IS consulting business in conjunction with Nynex Business Centers of
New York.   Mr. Gorst's primary responsibilities will be as Chairman of the
Board and Chief Executive Officer. In such capacities, Mr. Gorst will be responsible for directing company strategy and positioning the Registrant in the market by forging strategic business alliances. It is also anticipated that Mr. Gorst will also serve as the Company's spokesperson at trade shows, press conferences and industry meetings. Mr. Gorst earned a bachelors degree in business administration from Harrington University, and expects to complete his masters in business administration degree in 2000.

     M. Carroll Benton has been with Insynq since its inception in 1997, and is
     ------------------
a co-founder of Insynq. She directed and managed the fiscal responsibilities of Insynq prior to the Company appointing Mr. Johnson as Chief Financial Officer. Ms. Benton's early career spanned both the public and private sectors working largely with the banking system and higher education institutions, assisting in the development and deployment of computer systems. Ms. Benton has managed a 13 state insurance brokerage firm and has been a consultant to the small to medium business markets via accounting system design, support and business practice analysis. She has taught undergraduate accounting courses at several Puget Sound colleges and universities. With an in-depth understanding of Insynq's infrastructure, Ms. Benton directs Insynq's current administrative practices and affairs as the Chief Administrative Officer and Secretary/Treasurer of the Board. Formerly with Benton, Benton & Co., a certified public accounting firm, for a period of over twenty (20) years, Ms. Benton brings over twenty five (25) years of financial and business expertise to the Company.

     David D. Selmon has been an accountant and tax professional since
     ---------------
approximately 1979. Mr. Selmon is a certified tax professional. He graduated from the University of Houston, magna cum laude, in 1983, with a bachelor's degree in accounting and business administration.

      D.J. Johnson spent the last four years prior to joining the Company, with
     -------------
the Boeing Company in a number of executive level finance positions, most recently with Boeing Airplane Services. Mr. Johnson joined Boeing from Merrill Lynch Capital Markets Group where he was a vice president in corporate finance. From 1988 to 1991, Mr. Johnson was a vice president and portfolio manager with Morison Asset Management, and from 1984 to 1988, Mr. Johnson served as vice president and portfolio manager for Merus Capital Management, the institutional investment group of the Bank of California. Mr. Johnson earned a bachelor's degree in finance from Western Washington University, Bellingham, Washington, in 1983, and is currently studying for a master's degree in business administration at the University of Phoenix.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the Record Date, the number of shares of the Company's common stock, par value $0.001, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the Company's common stock, and the name and shareholdings of each executive officer and director, and all officers and directors as a group:


Name of Person or Group:                 Shares Owned                   Percent of Class(1)
-----------------------------  ---------------------------------  --------------------------------

Principal Shareholders:
-----------------------------

John P. Gorst                                      3,959,418(2)                            39.9%

M. Carroll Benton                                  2,038,656(3)                            20.6%


Officers and Directors:
-----------------------------

John P. Gorst                   ---------------------------See above---------------------------

M. Carroll Benton               ---------------------------See above---------------------------

David D. Selmon                                            0                                0.0%

DJ Johnson                                            25,000(4)                             0.3%

All Officers and Directors
-----------------------------
 as a Group (3 persons):                         6,023,074(2)(3)                           60.6%
-----------------------------

     (1) Does not give effect to a two-for-one forward stock split or consolidation proposed in this Information Statement under "PROPOSAL NO. 2 - RECAPITALIZATION."

     (2) This does not include a total of 1,500,000 shares of Class A Common Stock that may be acquired by Mr. Gorst pursuant to the exercise of stock options under the 2000 Executive Long Term Incentive Plan. The Class A Common Stock, which is proposed in connection with the proposed reincorporation of the Company in Delaware, entitles the holder to three (3) votes for each share held on all matters submitted to the shareholders. This includes 350,000 shares of common stock held by Eric Estoos as to which John Gorst holds a voting proxy. (See "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS" and "CERTAIN TRANSACTIONS".)

     (3) Includes a total of 91,500 shares held by Ms. Benton's husband, but does not include a total of 1,000,000 shares of Class A Common Stock which may be acquired by Ms. Benton pursuant to the exercise of stock options under the 2000 Executive Long Term Incentive Plan. (See "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS.")

     (4) Consists of shares under options exercisable within sixty (60) days. Mr. Johnson has been granted additional options which are not exercisable within sixty (60) days. (See PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS: Options Granted Under the Plan," and "CERTAIN TRANSACTIONS: Employment Agreements.")

OPTIONS AND WARRANTS OUTSTANDING

     As indicated throughout this Information Statement, the Company has a total of approximately 4,470,150 shares of Common Stock and Class A Common Stock issuable pursuant to options granted under the Company's Incentive Plans, and an additional 5,411,678 shares of Common Stock issuable upon exercise of other outstanding options and warrants. The exercise of any material portion of these options and warrants would have a significant dilutive effect on the ownership interest held by present shareholders. If all outstanding options and warrants were exercised, the shares held by the present shareholders (9,915,424 shares), would represent approximately 50.1% of a total of 19,797,252 shares of common stock which would then be issued and outstanding. (See "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS," and "CERTAIN TRANSACTIONS.")

                 PROPOSAL NO. 1 -  REINCORPORATION IN DELAWARE

GENERAL

     Due to certain features associated with the body of corporate law set forth in statutes and judicial determinations, and judicial determinations, management has determined that it would be advantageous for the Company to be reincorporated under the laws of the state of Delaware. In connection with this reincorporation, certain changes in the governing instruments of the Company will be effected.

     The board of directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Delaware. In order to accomplish the reincorporation in accordance with the laws of the states of Utah and Delaware, the Company proposes to merge with and into a wholly-owned subsidiary, Insynq, Inc., formed under the laws of the state of Delaware (hereinafter "the Delaware Corp."), pursuant to the terms of a Plan of Merger attached hereto as Exhibit "B." Under the terms of the merger, the Delaware Corp. will be the surviving corporation. The Certificate of Incorporation and Bylaws of the Delaware Corp. will be the governing instruments of the surviving corporation. Shareholders are urged to review the Certificate of Incorporation of the Delaware Corp. attached hereto as Exhibit "C" to obtain an understanding of the governing provisions of the Delaware Corp. Consequently, the Company's current Articles of Incorporation, as amended, will no longer be the governing instrument of the Company following the reincorporation in Delaware.

     Through the merger, and in connection with the recapitalization described under "ITEM 2 - RECAPITALIZATION," the shareholders of the Company will receive two shares of the Delaware Corp. common stock, par value $0.001 per share, in exchange for each share of the Company's common stock, par value $0.001 per share, held immediately prior to the merger.

     The merger will become effective on the date the Company files the Certificate of Merger with the state of Delaware and Articles of Merger with the state of Utah. The Company proposes to file such documents within 15 days of the date of the Special Meeting, to coincide with the effective date of the recapitalization. Immediately following the merger, all stock certificates which represented shares of common stock of the Company shall represent and evidence ownership of shares of common stock of the Delaware Corp..
Shareholders are not required to tender their certificates representing shares of the Company for transfer into certificates representing shares of the Delaware Corp., but are encouraged to do so by management so that outstanding certificates will reflect the new state of incorporation and capitalization of the Company.

     For a period of thirty days commencing on August 3, 2000 (the "Effective Date"), the Company will pay, on one occasion only, for the issuance of new certificates in exchange for old certificates submitted during such thirty day period; provided, that the Company will not pay any of the costs of issuing new certificates in a name other than the name appearing on the old certificates or of issuing new certificates in excess of the number of old certificates submitted by the shareholder. The only adverse effect of failure to submit a certificate for exchange within the thirty day period will be that the shareholder will be required to pay the applicable fee if a certificate reissuance or transfer is requested at a later date. Following the Effective Date, the shares of the Delaware Corp. will be traded in the over-the-counter market in place of the shares of the Company.

     The following discussion sets forth certain advantages associated with reincorporating in the state of Delaware, and the effect of such reincorporation as proposed upon the shareholders of the Company.

REASON FOR REINCORPORATION

     Over the years, the state of Delaware, through legislative action and court decision, has developed a comprehensive and flexible body of corporate law which is responsive to the needs of modern business. Many of the largest and most successful corporations in the United States have either chosen Delaware as their initial state of incorporation or reincorporated therein. Due to the large number of corporations who seek incorporation under the laws of the state of Delaware, the legislative, executive, and judicial branches of the state government have taken affirmative steps to encourage corporations to establish themselves in the state of Delaware and have developed a comprehensive body of law which affords corporations a degree of certainty or predictability with respect to the legal aspects of their corporate existence. In addition, the Delaware legislature has enacted amendments to the Delaware law regarding the limitation of liability of directors in certain circumstances, as discussed below, to facilitate corporations in their efforts to attract and retain capable directors. Due to the large number of corporations incorporated under the laws of the state of Delaware, financial institutions, third party lenders, and other investors are familiar with Delaware corporation law. This familiarity facilitates the acquisition of financing when needed for corporate activities and operations.

     In light of the foregoing considerations, management is of the opinion that its future business objectives can be more easily and advantageously pursued if the Company is reincorporated under the laws of the state of Delaware. Therefore, management has determined that reincorporation is in the best interests of the Company and its shareholders.

EFFECT OF REINCORPORATION

     As previously noted, the Certificate of Incorporation of the Delaware Corp. will be the governing instrument of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Utah to an office and agent in Delaware. Some changes, however, will be substantive in nature and are discussed below.

     Authorization of Class A Common Stock in Addition to Common Stock and Preferred Stock

     The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares of common stock, par value as amended, $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001. The Certificate of Incorporation of the Delaware Corp. increases the authorized number of shares of common stock (the "Common Stock") to 100,000,000 shares, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. In addition, the Certificate of Incorporation of the Delaware Corp. also authorizes a total of 10,000,000 shares of Class A Common Stock (the "Class A Common Stock") , par value $0.001 per share.

     The shares of Common Stock have no preemptive or other subscription rights, have no conversion rights, and are not subject to redemption. The holders of shares of Common Stock are entitled to one vote for each share held. The Common Stock has non-cumulative voting rights.

     The holders of Class A Common Stock are entitled to three (3) votes for each share held, on all matters submitted to the Company's shareholders. The shares of Class A Common Stock have no preemptive or other subscription rights, and are not subject to redemption. The Certificate of Incorporation of the Delaware Corp. provides that holders of Class A Common Stock are not entitled to share in cash dividends declared by the Company, but are entitled to share in dividends declared in stock or other property of the Company without distinction as to class. The Class A Common Stock has non-cumulative voting rights. Each share of Class A Common Stock is convertible to one share of Common Stock at the election of the holder, upon the surrender of shares of Class A Common Stock to the Company for conversion. The number of shares of Common Stock issuable upon conversion of the Class A Common Stock shall be subject to anti-dilution adjustment in the event of a stock split or recapitalization. There is a mandatory conversion upon the death of a holder of Class A Common Stock. Other than the aforementioned rights and characteristics, the Class A Common Stock does not possess any other designations, preferences, special rights, qualifications, limitations or restrictions on the rights of the holders of Class A Common Stock which differ in any way from the rights of the holders of Common Stock.

     Management of the Company decided to authorize the Class A Common Stock, for the primary purpose of granting options to purchase Class A Common Stock, to executive officers of the Company. As of the date of this Information Statement, the Company has granted to John P. Gorst and M. Carroll Benton, options under the 2000 Executive Officer Long Term Incentive Option Plan, entitling them to purchase 1,500,000 shares and 1,000,000 shares, respectively, of Class A Common Stock. These options, if exercised, would have the effect of entitling Mr. Gorst and Ms. Benton, to votes representing a total of 4,500,000 shares and 3,000,000 shares, respectively. (See "PROPOSAL NO. 3 - ADOPTION OF
INCENTIVE PLANS.")   In addition, Mr. Gorst and Ms. Benton currently hold an
aggregate of 5,648,074 shares, or approximately 57% of the issued and outstanding Common Stock of the Company. Therefore, in the foreseeable future, it may be anticipated that Mr. Gorst and Ms. Benton will be able to collectively control any matter brought before the Company's shareholders, if all or any substantial portion of the Class A Common Stock under options is issued.

     The Certificate of Incorporation of the Delaware Corp. also authorizes the board of directors to issue, without action by the shareholders, all or any portion of the authorized but unissued Preferred Stock in one or more series, and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. The Preferred Stock, if, and when issued, may carry rights superior to those of the Common Stock.

     The Company's Articles of Incorporation currently authorize the issuance of 5,000,000 shares of preferred stock, par value $0.001. However, no shares of Preferred Stock are presently outstanding. The Certificate of Incorporation of the Delaware Corp. would increase the number of authorized shares of Preferred Stock, to 10,000,000 shares, par value $0.001.

     The Company considers it desirable to have Preferred Stock available to provide increased flexibility in structuring future acquisitions and financings and in meeting corporate needs which may arise. If opportunities arise that would make it desirable to issue Preferred Stock through either a public or private financing, the provision for Preferred Stock in the Company's Certificate of Incorporation would avoid the possible delay and expenses of a shareholders' meeting, except as may be required by law or regulatory authorities. Issuance of Preferred Stock would result, however, in a series of securities outstanding that may have certain preferences with respect to dividends, liquidation, redemption, and other matters over the Common Stock and Class A Common Stock. The specific terms of the Preferred Stock, or any series of Preferred Stock, have not been determined by the board of directors, and such determination will depend on market conditions, terms of any proposed acquisition or financing, and other factors existing at the time of issuance. Therefore, it is not possible at this time to determine the respects in which the a particular series of Preferred Stock will be superior to the Company's Common Stock or Class A Common Stock. The Company does not have any specific plans for the issuance of Preferred Stock at the present time and does not intend to issue any Preferred Stock on terms which it deems are not in the best interests of the Company and its shareholders.

     The power of the board of directors to issue Class A Common Stock or Preferred Stock, with favorable voting or other rights which might impede or discourage a takeover attempt, may make the Company a less attractive takeover candidate and deter takeover attempts not approved by the board of directors, in which shareholders might receive for some or all of their shares a premium above market value at the time the takeover bid is made. Additionally, issuance of Class A Common Stock or Preferred Stock could result in a class of securities outstanding that will have certain preferences with respect to dividends and in the event of liquidation, over the common stock, and may enjoy certain voting rights, contingent or otherwise, in addition to that of the Common Stock, and could result in the dilution of the voting rights, net income per share, and net book value of the common stock.

     Change of Company's Name

     In connection with the reincorporation, the name of the Company will be changed to "Insynq, Inc.," or some derivation thereof. Since the consummation of the Asset Purchase Agreement between the Company and Insynq, Inc., a Washington corporation, in the end of February, 2000, the Company's business has been the previous business of Insynq, Inc. Therefore, the Company believes that changing the Company's name to "Insynq, Inc." or some derivation will be more reflective of the Company's activities.

     Limitation of Liability and Indemnification of Officers and Directors

     The Certificate of Incorporation contains a provision limiting the liability of directors to the extent allowed under Delaware law. The pertinent provision is designed to limit personal liability of directors to the Company or its shareholders under certain circumstances. The proposed provision is clearly in the interest of the directors as it would limit their personal liability in certain circumstances at the potential expense of the Company and its shareholders. The Company's current Articles of Incorporation, as amended, contain a similar provision, limiting the liability of directors to the extent allowed under Utah law.

     The Certificate of Incorporation of the Delaware Corp. also contains a provision pursuant to which the Company will be required to indemnify its officers and directors against any expenses, liabilities or other matters, to the full extent allowed under Delaware law. The Company's current Articles of Incorporation, as amended, presently provide for the indemnification of officers and directors; however, the provision in the Certificate of Incorporation could be construed to be broader in scope.

     The Company believes that these provisions are in the best interests of the shareholders and the Company, as they should enhance the Company's ability to attract and retain qualified individuals to serve as officers and directors of the Company by assuring that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. The Company believes that the diligence exercised by management of a company stems primarily from a desire to act in the best interests of the company, and not from a fear of monetary damage awards. Consequently, the Company believes that the level of scrutiny and care exercised by directors will not be lessened by these provisions in the Certificate of Incorporation.

     Purposes Provision of Certificate of Incorporation

     The Certificate of Incorporation of the Delaware Corp. contains paragraph
(a) which describes, in summary fashion, the general purposes of the Company, consistent with its current business activities. This provision, although not required, is believed by management to be desirable to more particularly describe the business of the Company.

CORPORATE LAWS OF DELAWARE

     The Delaware General Corporation Law is not believed to differ significantly from the Utah Revised Business Corporation Act. While it is impractical to state all of the differences, those which management of the Company deems to be most significant are set forth below:

     (a)  Delaware law provides that proxies are valid for three years unless
     otherwise   provided in the proxy.  Utah law provides that proxies may not be valid for longer than 11 months unless otherwise provided in the proxy.

     (b)  Under Delaware law, dividends to the shareholders may be paid either
     out of   surplus, or if there is no surplus, the net profits of the corporation in the preceding and current fiscal years. Utah law provides that dividends may be paid from a corporation's excess of its assets over its liabilities.

     (c)  Under Delaware law, shareholders of a corporation have appraisal or
     dissenters'   rights in cases of mergers or consolidations, but do not have such rights with respect to a sale of all or substantially all of the assets of a corporation. Under Utah law, shareholders of a company have dissenters' rights in cases or merger, plan of share exchange, sale, lease, exchange or other disposition of substantially all of the assets of the corporation.

FORWARD STOCK SPLIT

     As discussed under "Item 2 - RECAPITALIZATION," in connection with the reincorporation of the Company in the state of Delaware, the company proposes to effect a forward split in the Company's issued and outstanding common stock, par value $0.001. As proposed, the issued and outstanding shares of the Company's common stock immediately prior to the reincorporation in Delaware will be effectively forward split through the merger on a two-for-one basis. Through the merger with the Delaware Corp., the shareholders of the Company will receive two shares of common stock, par value $0.001, of Insynq for each one share of the Company's common stock now held.

RIGHTS OF DISSENTING SHAREHOLDERS

     Shareholders who oppose the proposed merger will have the right to receive payment for the value of their shares as set forth in Sections 16-10a-1301 et. seq., of the Utah Revised Business Corporation Act. A copy of these sections is attached hereto as Exhibit "D" to this Information Statement. The requirements for a shareholder to properly exercise his or her rights under these provisions are technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions which should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the Utah Revised Business Corporation Act, such dissenters' rights (or "appraisal rights"), will be available only to those shareholders of the Company who (a) object to the merger (reincorporation) in writing prior to or at the Special Meeting (a negative vote will not itself constitute such a written objection), and (b) do not vote in favor of the merger (reincorporation); (c) file a written demand with the Company prior to the Special Meeting requesting payment of the fair value of the shares of the Company's common stock which they hold; and (d) meet the other requirements of the governing Utah statutes.

     Within ten days after receipt by the Company of the written demand for payment, the Company must send to each shareholder who has satisfied all of the foregoing conditions (each a "Dissenting Shareholder" and together, the ("Dissenting Shareholders") a written notice in which the Company must offer to pay Dissenting Shareholders their shares at a price deemed by the Company to be the fair value of such shares, and supply a form for Dissenting Shareholders to demand payment. Dissenting Shareholders will have no less than 30 days and no more than 70 days to make their payment demands and deposit share certificates on which demand is made, or lose such rights. After the effective date of the merger, and receipt of a proper notice of demand from a Dissenting Shareholder, the Company must make payment of its estimate of the fair value of the shares held by the Dissenting Shareholder, accompanied by a current balance sheet, income statement and statement of changes in shareholders equity of the Company; a current estimate of fair value of the shares and the interest payable with respect to the shares; and a copy of the dissenters' right to demand payment under the Utah statute.

     If a Dissenting Shareholder and the Company do not agree on the fair value of the shares within the prescribed period, then within 60 days after receipt of written demand from any Dissenting Shareholder, the Company shall initiate a judicial proceeding seeking a determination of the fair value of such shares.
If the Company fails to initiate such a proceeding, it must pay the Dissenting Shareholder the amount demanded. All Dissenting Shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) from the date on which the vote was taken on the merger to the date of payment.

     The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from the Company in exchange for shares; in such event, the Dissenting Shareholders would still hold the number of shares of the Company the Dissenting Shareholder held before asserting his appraisal rights, and retain all of the rights pertaining to such shares.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of the Company is required to approve the proposed reincorporation of the Company in the state
of Delaware, and related changes, discussed above.   Management recommends that
the shareholders vote "FOR" the proposal. Holders of greater than 50% of the Company's outstanding common stock have indicated their intention to vote in favor of the proposal.

                       PROPOSAL NO. 2 - RECAPITALIZATION

GENERAL

     The board of directors has adopted resolutions, subject to shareholder approval, providing for the adoption of a plan of recapitalization (the "Recapitalization") pursuant to which the issued and outstanding shares of the Company's common stock, will be forward split, two-for-one, so that holders of common stock will receive two shares of the Company's $0.001 par value common stock ("Split Common Stock") for each share now held.

     The rights of existing shareholders will not be altered in connection with the Recapitalization, and no shareholders will be eliminated as a result of the Recapitalization. The authorized number of shares of common stock will not change, and the par value of the Company will remain at $0.001. The Recapitalization will have the effect of increasing the stated capital of the Company by approximately $9,915 (which is the number of additional shares as a result of the Recapitalization multiplied by the par value for such shares).

     If the Recapitalization is approved by the shareholders, the 9,915,424 shares of common stock outstanding immediately prior to the reorganization would be converted to approximately 19,830,848 shares of common stock, and outstanding options and warrants to purchase shares would be converted into options and warrants entitling the holders to purchase twice as many shares upon exercise of such options and warrants.

REASON FOR RECAPITALIZATION

     Management is of the opinion that the Recapitalization is in the best interest of the Company in that it will increase the number of outstanding shares to approximately 19,830,848 shares of common stock. Management believes this greater number of shares is more consistent with the capital structure of Insynq, prior to the consummation of the asset acquisition transaction, and, because of the capital structure, could serve to attract more people to a possible investment in the Company.

IMPLEMENTATION OF THE RECAPITALIZATION

     Immediately following effectiveness of the Recapitalization, all stock certificates which represented shares of the Company's common stock shall represent ownership of Split Common Stock. Shareholders are not required to tender their certificates representing shares for transfer into new certificates representing shares of Split Common Stock, and issued in the new name of the Company. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management strongly urges the shareholders to surrender their certificates for exchange and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificate (any certificates issued prior to the Record
Date) to the transfer agent of the Company, Colonial Stock Transfer Co., Inc., 455 East 400 South, Salt Lake City, Utah 84111, and be issued in exchange therefore new common stock certificates representing the number of shares of Split Common Stock of which each shareholder is the record owner after giving effect to the Recapitalization.

     For a period of 30 days commencing on August 3, 2000, the Company will pay, on one occasion only, for the issuance of new certificates in exchange for old certificates submitted during such 30 day period; provided, that the Company shall not pay any of the costs of issuing new certificates in the name of a person other than the name appearing on the old certificate or the issuance of new certificates in excess of the number of old certificates submitted by a shareholder.

VOTE REQUIRED

     The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve the proposed Recapitalization. The board of directors recommends a vote "FOR" the Recapitalization. Holders of greater than 50% of the Company's outstanding common stock have indicated their intention to vote in favor of the Recapitalization.

                 PROPOSAL NO. 3 -  ADOPTION OF INCENTIVE PLANS

     The Company is seeking approval by the shareholders of the Company's 2000 Long Term Incentive Plan (the "Employee Plan") and its 2000 Executive Officer Long Term Incentive Plan Option Plan (the "Executive Plan"). The two plans are hereinafter referred to together as the "Incentive Plans." The essential terms of the Incentive Plans are substantially identical, except for two differences:

     1) The Employee Plan is for executives, managers and key employees of the Company. The Executive Plan is for executive officers of the Company.

     2) The Company has reserved a total of 8,337,650 shares of common stock for issuance under the Employee Plan, and the Company has reserved a total of 2,700,000 shares of Class A Common Stock for issuance under the Executive Plan. As described below, the Class A Common Stock carries preferred voting rights, entitling the holder to three (3) voting shares for each share of common stock held by a holder of Class A Common Stock.

     Shareholders are urged to review the copies of the Employee Plan and Executive Plan, attached as Exhibit "E" and "F," respectively.

TERMS OF THE EMPLOYEE PLAN AND THE EXECUTIVE PLAN

     The 2000 Long Term Incentive Plan and the 2000 Executive Officer Long Term Incentive Plan (the "Incentive Plans") were adopted by the Board of Directors on or about February 21, 2000, subject to approval of the Shareholders. If approved by the Shareholders, the Incentive Plans will allow stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by the Company's Compensation Committee.

     The purpose of the Incentive Plans is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. A summary of the Incentive Plans is set forth below.

     Scope. The Board of Directors has approved the Incentive Plans, subject to shareholder approval. The Incentive Plans authorize the granting of incentive stock options and nonqualified stock options to purchase Common Stock (and Class A Common Stock, in the case of the Executive Plan), stock appreciation rights, restricted stock and performance units, to key executives and other key employees of the Company, including officers of the Company and its subsidiaries. The purpose of the Incentive Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further identify the interests of key employees with those of the other shareholders of the Company.

     The Employee Plan authorizes the award of 8,337,650 shares of Common Stock to be used for stock, stock appreciation rights ("SARs") or restricted stock, and the Executive Plan authorizes the award of 2,700,000 shares of Class A Common Stock to be used for such stock, SARs or restricted stock. If an award made under either of the Incentive Plans expire, terminate or is forfeited, canceled or settled in cash, without issuance of shares covered by the award, those shares will be available for future awards under the Incentive Plans. The Incentive Plans will terminate on February 21, 2010.

     Administration. The Incentive Plans may be administered by the Board of Directors or, if directed by the Board of Directors, the Stock Option Committee or any successor thereto of the Board of Directors of the Company (the Board of Directors or, if applicable, the Stock Option Committee is referred to herein as
the "Stock Option Committee").    Subject to the provisions of the Incentive
Plans, the Stock Option Committee will have authority to select employees to receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions and provisions of such awards, to determine the value of performance units, and to cancel or suspend awards. In making such award determinations, the Stock Option Committee may take into account the nature of services rendered by the employee, his or her present and potential contribution to the Company's growth and success and such other factors as the Stock Option Committee deems relevant. The Stock Option Committee is authorized to interpret the Incentive Plans, to establish, amend, and rescind any rules and regulations relating to the Incentive Plans, to determine the terms and provisions of any agreements made pursuant to the Incentive Plans, and to make all other determinations that may be necessary or advisable for the administration of the Incentive Plans.

     Eligibility. Executives and other key full-time employees of the Company and its subsidiaries may be selected by the Stock Option Committee to receive awards under the Incentive Plans. The Company estimates that approximately eleven (11 executives and approximately twelve (12) other employees are currently eligible to receive awards under the Incentive Plans. In the discretion of the Stock Option Committee, an eligible employee may receive an award in the form of a stock option, stock appreciation rights, restricted stock award or performance unit or any combination thereof, and more than one award may be granted to an eligible employee.

     Stock Options.   The Incentive Plans authorize the award of both incentive
stock options ("ISOs") and nonqualified stock options. Under the Incentive Plans, an option may be exercised at any time during the exercise period established by the Stock Option Committee, except that: (i) no option may be exercised more than 30 days after employment with the Company and its subsidiaries terminates by reason other than death, disability or authorized leave of absence for military or government service; and (ii) no option may be exercised more than 12 months after employment with the Company and its subsidiaries terminates by reason of death or disability. The aggregate fair market value (determined at the time of the award) of the Common Stock (or Class A Common Stock, as the case may be), with respect to which ISOs are exercisable for the first time by any employee during any calendar year may not exceed $100,000. The term of each option is determined by the Stock Option Committee, but in no event may such term exceed 10 years from the date of grant. The exercise price of options is determined by the Stock Option Committee, but the exercise price of ISOs cannot be less than the fair market value of the Common Stock on the date of the grant. The exercise price of options may be paid in cash or, with the Stock Option Committee's approval, in shares of Common Stock (or Class A Common Stock). Grants of options do not entitle any optionee to any rights as a shareholder, and such rights will accrue only as to shares actually purchased through the exercise of an option.

     Stock Appreciation Rights. The Incentive Plans authorize the grant of both primary stock appreciation rights ("SARs") and additional SARs. Primary SARs may be granted either separately or in tandem with options. Primary SARs entitle the holder to receive an amount equal to the difference between the fair market value of a share of Common Stock (or Class A Common Stock, as the case may be) at the time of exercise of the SAR and the option price (or deemed option price in the event of an SAR that is not granted in tandem with an option), multiplied by the number of shares of Common Stock or Class A Common Stock subject to the option or deemed option as to which the SAR is being exercised (subject to the terms and conditions of the option or deemed option). An SAR may be exercised at any time when the option to which it relates may be exercised and will terminate no later than the date on which the right to exercise the tandem option (or deemed option) terminates (or is deemed to terminate). The participating employee has the discretion to determine whether the exercise of an SAR will be settled in cash, in Common Stock or Class A Common Stock (valued at its fair market value at the time of exercise) or in a combination of the two, subject to the approval of the Stock Option Committee in certain circumstances. The exercise of an SAR requires the surrender of the tandem option, if any, and the exercise of a stock option requires the surrender of the tandem SAR, if any.

     Additional SARs may be granted only in tandem with stock options and entitle the holder to receive an amount equal to the difference between the fair market value of a share of Common Stock or Class A Common Stock on the date of exercise of the related option and the option price, multiplied by the number of shares of Common Stock Class A Common Stock subject to the option as to which the SAR is being exercised (subject to the terms and conditions of the option), multiplied by a percentage factor ranging form 10% to 100% (as determined either by the Stock Option Committee at the date of grant by the formula established by the Stock Option Committee at the date of grant).

     If an SAR, or the corresponding option with which the SAR was awarded, is not exercised prior the date that it ceases to be exercisable, then such SAR generally shall be deemed exercised as of such date and shall be paid to the employee in cash. No SAR may be exercised more than 90 days after employment with the Company and its subsidiaries terminates by reason other than death, disability or authorized leave of absence for military or government service. No SAR may be exercised more than 12 months after the holder's employment with the Company and its subsidiaries terminates by reason of death or disability.

     Restricted Stock. Restricted stock awards are grants of Common Stock or Class A Common Stock made to employees subject to a required period of employment following the award (the "Restricted Period") and any other conditions established by the Stock Option Committee. An employee will become the holder of shares of restricted stock free of all restrictions if he or she completes the Restricted Period and satisfies any other conditions; otherwise, the shares will be forfeited. Under the Incentive Plans, the Restricted Period may not be more than ten years. The employee will have the right to vote the shares of restricted stock and, unless the Stock Option Committee determines otherwise, will have the right to receive dividends on the shares during the Restricted Period. The employee may not sell, pledge or otherwise cucumber or dispose of restricted stock until the conditions imposed by the Stock Option Committee have been satisfied. The Stock Option Committee may accelerate the termination of the Restricted Period or waive any other conditions with respect to any restricted stock.

     Performance Units. Performance units are awards that entitle the holders to receive a specified value for the units at the end of a performance period established by the Stock Option Committee if performance measures established by the Stock Option Committee at the beginning of the performance period are met. Although the performance measures and performance period will be determined by the Stock Option Committee at the time of the award of performance units, they may be subject to such later revision as the Stock Option Committee deems appropriate to reflect significant events or changes. If the employment of a holder of a performance unit with the Company or its subsidiary terminates by reason of death, disability or retirement, then the Company will pay the employee or his or her beneficiary or estate the amount of the performance unit earned as of the date of termination. If the employment of a holder of a performance unit with the Company or a subsidiary terminates for any other reason, then the performance units held by such holder will automatically be forfeited.

     Adjustments. In the event of any change in the outstanding shares of Common Stock (or Class A Common Stock) by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares with respect to which awards may be made under the Incentive Plan, and the terms and the number of shares of any outstanding option, SAR, performance unit or restricted stock, may be equitably adjusted by the Stock Option Committee in its sole discretion.

     Business Combinations. Unless provision is otherwise made in the terms of the award granted by the Stock Option Committee, or by the terms of the agreement with respect to the business combination, in the event of a change in control of the Company (as defined), all outstanding stock options, stock appreciation rights, restricted stock and performance units shall terminate, provided that the holders of any options or SARs may exercise such awards to the extent then vested immediately prior to any such event and the holders of any performance units shall be entitled to the then vested values of such units as of such date.

     Termination and Amendment. The Incentive Plans may be suspended, terminated or amended by the Board of Directors, provided that, in the absence of shareholder approval, no amendment of the Incentive Plans or action of the Board of Directors may materially increase the total number of shares of Common Stock (or Class A Common Stock, under the Executive Plan), with respect to which awards may be made under the Incentive Plans (except as discussed in "Adjustments" above), change the exercise price of a stock option or the base price of an SAR, materially modify the requirements as to eligibility for participation in the Incentive Plans or materially increase the benefits accruing to participants under the Incentive Plans. No amendment, suspension or termination of either of the Incentive Plans may alter or impair any option, SAR, share of restricted stock or performance unit previously awarded under such Incentive Plans without the consent of the holder thereof.

     Estimation of Benefits. The amounts that will be paid pursuant to the Incentive Plans are not currently determinable.

     Federal Income Tax Consequences. The following summary of the federal income tax consequences of the Incentive Plans is not comprehensive and is based on current income tax laws, regulations and rulings.

     Incentive Stock Options. An optionee does not recognize income on the grant of an incentive stock option. Subject to the effect of the alternative minimum tax, discussed below, if an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optioned will not realize any income by reason of the exercise and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (1) the amount realized on the Early Disposition; or (2) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of "tax preference" as such term is used in the Internal Revenue Code (the "Stock Option Preference").

     Nonqualified Stock Options. Nonqualified stock options do not qualify for the special tax treatment accorded to incentive stock options under the Internal Revenue Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a nonqualified option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of the exercise price.

     As a result of the optionee's exercise of a nonqualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a nonqualified stock option over the exercise price is not an item of tax preference.

     Appreciation Rights. Recipients of SARs do not recognize income upon the grant of such an award. When a participant elects to receive payment under an SAR, he recognizes ordinary income in an amount equal to the cash and/or fair market value of shares received, and the Company is entitled to a deduction equal to such amount.

     Restricted Stock; Performance Units. Grantees of restricted stock and performance units do not recognize income at the time of the grant of such stock or units. However, when shares of restricted stock become free from any restrictions or when performance units are paid, grantees recognize ordinary income in an amount equal to the cash and the fair market value of the stock on the date all restrictions are satisfied. Alternatively, the grantee of restricted stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse.

     Taxation of Preference Items. Section 55 of the Internal Revenue Code imposes an alternative minimum tax equal to the excess, if any, of (1) 26% of the optionee's "alternative minimum taxable income" that does not exceed $175,000, plus 28% of his "alternative minimum taxable income" in excess of $175,000, over (2) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optioned's Stock Option Preference and any other items of tax preference to the optioned's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly, and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

     Change of Control. If there is an acceleration of the vesting of benefits and/or an acceleration of the exerciseability of Stock Options upon a Change of Control, all or a portion of the accelerated benefits may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. The employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

OPTIONS GRANTED UNDER THE PLANS

     On February 21, 2000, the Company's board of directors approved, subject to shareholder approval of the Executive Plan, the grant of the following stock options under the Executive Plan:


                                                Percent of
                                Options          Options                             Expiration
          Name                Granted(1)         Granted       Exercise Price        Date (2)(3)
------------------------  -------------------  ------------  ------------------  -------------------


John P. Gorst                    1,500,000            60.00   $0.20 per share          2/21/2010

M. Carroll Benton                1,000,000            40.00   $0.20 per share          2/21/2010

               TOTAL             2,500,000           100.00

     (1) Does not give effect to a two-for-one forward split or recapitalization proposed under "PROPOSAL NO. 2 - PROPOSED RECAPITALIZATION."

     (2) The above options are not exercisable until eight (8) years have elapsed since the date of grant, unless the Company has attained the following goals: (a) 1,000,000 shares are exercisable (500,000 shares each for Gorst and Benton) on the date the Company's common stock is traded on the NASD Bulletin Board; (b) 750,000 shares are exercisable (500,000 shares under Gorst's option, and 250,000 shares under Benton's option), on the date the Company successfully raises $5,000,000 in outside investment capital; and, (c) 750,000 shares are exercisable (500,000 shares under Gorst's option, and 250,000 shares under Benton's option), on the first business day following the date the Company's common stock has traded on the NASD Bulletin Board at a price of not less than $5.00 per share for a period of ten consecutive trading days.

     (3) The holder of the above options may not exercise the options unless he or she, at the time of exercise, has been in the employ of the Company or a subsidiary continuously since the date of grant. If the holder ceases to be a full-time employee of the Company, the unexercised portion of the option shall be forfeited.

     Since the completion of the transaction with Insynq, the Company's board of directors has approved, subject to shareholder approval of the Employee Plan, the grant of the following stock options to employees under the Employee Plan:



                          Pre-Split                Percent of
                           Options               Total Options                                         Exercise
         Name            Granted(1)(2)             Granted(2)          Exercise Price(s)               Period(s)
---------------------- ---------------------  -------------------  ------------------------   --------------------------

Donald L. Manzano                 319,700(3)              16.23                     $2.00                   2/21/2000 -
                                                                                                            2/21/2005(3)

Carey Holladay                     90,450(4)               4.59                     $2.00                   2/21/2000 -
                                                                                                            2/21/2005(4)

James Leigh III                   390,000(5)              19.80           $1.00 and $2.00(5)      2/21/2000-2/21/2010(5)

Joanie C. Mann                    225,000(6)              11.42           $1.00 and $2.00(6)                2/21/2000-
                                                                                                            2/21/2010(6)

James Zachman                      87,500(7)               4.44                     $2.00                   2/21/2001 -
                                                                                                            2/21/2010(7)

DJ Johnson                        337,500(8)              17.13           $1.00 and $2.00(8)                2/21/2000 -
                                                                                                            2/21/2010(8)

Christopher Todd                  230,000(9)              11.67           $1.00 and $2.00(9)                         (9)

William Hargin                    200,000(10)             10.15                     $6.00                           (10)

Barbara Brown                      30,000(11)              1.52                     $2.00                           (11)

Eric Asplund                        5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Rudiger Bauer                       5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)



                          Pre-Split                Percent of
                           Options               Total Options                                         Exercise
         Name            Granted(1)(2)             Granted(2)          Exercise Price(s)               Period(s)
---------------------- ---------------------  -------------------  ------------------------   --------------------------

Ian M. Eure                         5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Delores Hall                        5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Jordan Herrington                   5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Nicholas M. Kirsch                  5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Art Kuntz                           5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Megan Gorst                         5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Jerry Martin                        5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Kenneth R. Taylor                   5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

James D. Torpey                     5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)

Mark Rezansoff                      5,000                  0.25                     $1.00        2/21/2000-2/21/2010(12)


TOTAL                           1,970,150                 100.0%

     (1) Does not give effect to the proposed two-for-one forward split proposed under "PROPOSAL NO. 2 - RECAPITALIZATION."

     (2) All of the above options were granted on February 21, 2000, except for the options of Barbara Brown, which were granted on June 5, 2000, the options of Christopher Todd, which were granted on June 16, 2000, and the options of William Hargin, which were granted on June 28, 2000 (except for 5,000 which were granted on February 21 - see footnote 10).

     (3) Under the terms of this option, 69,700 shares have vested and are exercisable at any time before February 21, 2005. Subject to a determination as to how such vesting shall occur, the remaining 250,000 shares, or a portion thereof, may vest and become exercisable for a five (5) year period in increments of one-fifth (1/5) (50,000 shares), beginning February 21, 2001, and continuing each year thereafter until 2005.

     (4) Under the terms of this option, 27,950 shares have vested and are exercisable at any time before February 21, 2005. The remaining 62,500 shares will vest and are exercisable for a period of five (5) years, in increments of one-fifth (1/5) (12,500 shares), beginning February 21, 2001, and continuing each year thereafter until 2005.

     (5) Under the terms of this option, 25,000 shares have vested and are exercisable at any time before February 21, 2010, at an exercise price of $1.00. The remaining 365,000 shares will vest and are exercisable at a price of $2.00 per share for a period of ten years, in increments of one-third (1/3) (121,666 shares), beginning February 21, 2001, and continuing each year thereafter until 2003.

     (6) Under the terms of this option, 25,000 shares have vested and are exercisable at any time before February 21, 2010, at an exercise price of $1.00. The remaining 200,000 shares will vest and are exercisable at a price of $2.00 per share for a period of ten years, in increments of one-third (1/3) (66,666 shares), beginning February 21, 2001, and continuing each year thereafter until 2003.

     (7) Under the terms of this option, 12,500 shares are exercisable at any time before February 21, 2010. The remaining 75,000 shares will vest and are exercisable for a period of ten years, in increments of one-third (1/3) (25,000 shares), beginning February 21, 2001, and continuing each year thereafter until 2003.

     (8) Under the terms of this option, 25,000 shares have vested and are exercisable at any time before February 21, 2010, at an exercise price of $1.00. Options for a total of 187,500 shares, exercisable at a price of $2.00 per share, vest one-third (62,500 shares) on February 21, 2001, and thereafter, 5208.33 shares vest each month, beginning in March 2001 and ending February 2003 (for 24 months), and are exercisable prior to February 21, 2010. Additionally, Mr. Johnson has been granted bonus options for an additional 125,000 shares, exercisable as follows: (a) 100,000 shares, at a price of $2.00 per share, exercisable at any time before February 21, 2010, if the Company receives a total of $25 million in investment capital between February 20, 2000 and February 19, 2001; and (b) 25,000 shares, at a price of $1.00 per share, exercisable at any time before February 21, 2010, if the Company's securities are listed on the Nasdaq National Market before August 20, 2001. Mr. Johnson has been granted "piggyback" registration rights with respect to his options and shares. (See "CERTAIN TRANSACTIONS: Employment Agreements.")

     (9) On February 21, 2000, Mr. Todd was granted an option to purchase 5,000 shares that have vested and are exercisable at a price of $1.00 per share at any time before February 21, 2010. In addition, on June 16, 2000, the Company has granted to Mr. Todd: (a) an option to purchase 75,000 shares at a price of $2.00 per share, which will vest and is exercisable after June 16, 2001 and before June 16, 2010; and (b) an option to purchase an additional 150,000 shares at a price of $2.00 per share, which will vest and be exercisable before June 16, 2010, in increments of one twenty-fourth (1/24) (6,250 shares) each month beginning on March 1, 2001.

     (10) On June 28, 2000, in connection with an employment agreement, Mr. Hargin was granted options for a total of 150,000 shares, exercisable at $6.00 per share, as follows: (a) 25,000 shares have vested and are exercisable on or before June 28, 2010; (b) 25,000 shares will vest on June 28, 2001, and are exercisable on or before June 28, 2010; and (c) the remainder of 100,000 shares will vest and be exercisable prior to June 28, 2010, in increments of one twenty fourth (1/24) (4,167 shares) per month beginning in July, 2001. In addition, Mr. Hargin has also been granted an option entitling him to purchase up to an additional 50,000 shares of the Company's common stock at a price of $6.00 per share, exercisable after October 1, 2000 or before June 28, 2010, pending Board action.

     (11) On June 5, 2000, Ms. Brown was granted options to purchase a total of 30,000 shares at a price of $2.00 per share, as follows: (a) 7,500 shares which have vested and are exercisable on or before June 5, 2010; and (b) 7,500 shares shall vest and be exercisable for a ten (10) year period after June 6, 2001, and the remaining shares (15,000) shall vest and be exercisable for a ten (10) year period in increments of one twenty-fourth (1/24) each month, beginning on July 7, 2001. Ms. Brown has been granted "piggyback" registration rights with respect to her options and shares.

     (12) All of these options are exercisable in full at any time before the expiration date on February 21, 2010.

VOTE REQUIRED

     The affirmative vote of the majority of the outstanding shares of the Company is required to approve the Incentive Plans described above. Management recommends a vote "FOR" the approval of the Incentive Plans. Holders of greater than 50% of the Company's outstanding common stock have indicated their intention to vote in favor of this proposal.

               PROPOSAL NO. 4 - APPROVAL OF INDEPENDENT AUDITORS

     In the end of February, 2000, the board of directors approved the appointment of G. Brad Beckstead ("Beckstead"), certified public accountant, 330 East Warm Springs, Las Vegas, Nevada 89119, as the Company's independent auditor. Concurrently, Beckstead was engaged as the independent auditor of Insynq, Inc., to audit the financial statements of Insynq, Inc., for the years ended December 31, 1998 and 1999. Shareholders are being asked in this Information Statement to ratify the board's selection of Beckstead as the Company's independent auditor for the fiscal year ending May 31, 2000.

     The firm of Jones, Jensen & Co. ("JJC"), served as the Company's auditors for the fiscal year ended May 31, 1999. However, because of Beckstead's familiarity with the accountings and business operations of Insynq, Inc., the board of directors believes Beckstead is in the best position to undertake the audit of the Company's financial statements for the fiscal year ending May 31, 2000.

     During the year ended May 31, 1999, and up to and including the present, there have been no disagreements between the Company and JJC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. JJC's report on the financial statements of the Company for the fiscal year ended May 31, 1999, indicated that substantial doubt regarding the Company's ability to continue as a going concern.

VOTE REQUIRED

     The affirmative vote of the majority of the outstanding shares of the Company is required to ratify the engagement of Beckstead as the Company's
independent auditor.   Management recommends a vote "FOR" this proposal.
Holders of greater than 50% of the Company's outstanding common stock have indicated their intention to vote in favor of this proposal.

                              CERTAIN TRANSACTIONS

EMPLOYMENT AGREEMENTS

     In March, 2000, John P. Gorst, Chief Executive Officer and Chairman of the Board, and M. Carroll Benton, Secretary/Treasurer and Chief Administrative Officer (each, an "Employee"), each entered into an employment agreement with the Company (hereinafter referred to as the "Executive Agreements"). The principal terms of the Executive Agreements were approved by the board of directors of the Company on February 21, 2000.

     The Executive Agreements are each for an initial term of three years, and are automatically renewable for additional terms of one year each, unless terminated by the Company or the Employee on at least thirty (30) days written notice prior to the expiration of the current term. The Executive Agreements contain standard confidentiality and non-compete provisions that prohibit the Employee from disclosing confidential information of the Company, and from competing with the Company for a period of six (6) months following the Employee's termination of employment, whether voluntary or involuntary, with the Company. If the Company terminates either of the Executive Agreements "for cause," the Company's obligations under such Executive Agreement are terminated as of the termination date. If the Company terminates either of the Executive Agreements without cause, the Employee shall be entitled to receive a severance payment equal to twice the Employee's annual salary, payable within sixty (60) days of the termination date, and shall be entitled to receive fully paid medical benefits of the type the Employee had prior to termination, for a period of eighteen months after such termination. Each of the Executive Agreements provide for payment of certain benefits to the Employee upon the occurrence of a "change of control" of the Company, as defined in the Executive Agreements. If the Employee's employment with the Company is terminated upon a the event of a "change of control," for any reasons other than for cause or for "good reason" by the Employee, as defined in the Executive Agreements, the Employee is entitled to receive a severance benefit equal to two times the sum of the Employee's highest annual cash base salary in effect within two years preceding the change of control, plus the average of the Employee's annual bonuses paid for the two calendar years immediately preceding the change of control. In addition, if the Employee is terminated under circumstances requiring a severance payment, as described above, the Company is required to provide the health and welfare benefits that are no less favorable than the benefits that the Employee was entitled to prior to the change of control.

     The Executive Agreement with Gorst (the "Gorst Agreement"), pursuant to which Mr. Gorst is employed as Chief Executive Officer of the Company, provides for an annual salary of $225,000 during the first year; $250,000 during the second year; and $275,000 during the third year or employment by the Company.
In addition, the Gorst Agreement provides for use of a Company owned or leased automobile; executive health, life, disability and dental insurance; and reimbursement of all ordinary and necessary business expenses. The Gorst Agreement entitles Gorst to participate in the Company's 2000 Long Term Incentive Plan and 2000 Executive Officer Long Term Incentive Plan, as discussed under "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS."

     The employment agreement with Benton (the "Benton Agreement"), pursuant to which Ms. Benton is employed as Chief Administrative Officer of the Company, provides for an annual salary of $135,000 during the first year; $150,000 during the second year; and $165,000 during the third year of employment by the Company. In addition, the Benton Agreement provides for the use of a Company owned or leased automobile; executive health, life, disability and dental insurance; and reimbursement of all ordinary and necessary business expenses. The Benton Agreement entitles Benton to participate in the Company's 2000 Long Term Incentive Plan and 2000 Executive Officer Long Term Incentive Plan, as discussed under "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS."

     The Company has also entered into an employment agreement with DJ Johnson, effective as of February 20, 2000, providing for Mr. Johnson's full-time employment as Chief Financial Officer of the Company. Mr. Johnson was formally appointed as Chief Financial Officer in the end of June, 2000. The employment agreement provides for an initial employment term of three years, and automatic one year renewals thereafter, unless terminated by either party in writing on or before ninety days prior to the end of a current term of the agreement. Under the terms of the employment agreement, Mr. Johnson will be paid an annual salary of $120,000 for the first year, $145,000 for the second year, and $175,000 for the third year of employment. Mr. Johnson has been granted options to purchase a total of 212,500 shares of the Company's common stock, of which 25,000 shares have vested and are exercisable at a price of $2.00 per share any time before February 20, 2010, and the remaining 187,500 shares vest and are exercisable, subject to Mr. Johnson's continued employment with the Company, as follows: (a) 62,500 shares vest and are exercisable after February 20, 2001 and before February 20, 2010; and (b) 5208.33 shares vest each month, beginning in March 2001 and ending February 2003 (for 24 months), and are exercisable prior to February 21, 2010. In addition, the Company has granted to Mr. Johnson a performance bonus based on the achievement of certain milestones or objectives as follows: (a) a payment of $100,000 in cash plus a stock option to purchase an additional 100,000 shares of the Company's common stock at $2.00 per share, exercisable for a period of ten (10) years from the date of grant, if the Company receives a total of $25 million in investment capital from February 20, 2000 to February 19, 2001; and (b) an option to purchase an additional 25,000 shares at a price of $1.00 per share, exercisable for a period of ten (10) years from the date of grant, if the Company's stock is listed on the Nasdaq National Market before August 20, 2001. The Company has agreed to include the options and shares underlying the options in a Form S-8 registration statement filed by the Company.

     Since the asset acquisition, the Company has also assumed the obligations under employment agreements between Insynq and a number of key employees, or entered into employment agreements with key employees of the Company. These include (a) Insynq employment agreements with James R. Leigh, III, Carey M. Holladay, Joanie C. Mann, James Zachman, current company employees, and Donald Manzano, an employee who has recently resigned; and (b) recent employment agreements with William G. Hargin, as director of marketing, Christopher Todd, as director of development, and Barbara D. Brown, as controller. Mr. Todd's Employment Agreement provides for a royalty of two percent (2%) of the Company's monthly gross revenue from a hardware device that Mr. Todd assisted the Company in developing for the deployment of the Company's IQ system. Stock options were granted to these individuals under the terms of their employment agreements. (see "PROPOSAL NO. 3 - ADOPTION OF INCENTIVE PLANS: Options Grants Under the Plans.") The Company may enter into other employment agreements from time to time with other executives and key employees.

PRIVATE OFFERS AND SALES OF SECURITIES

     During January of 2000, Insynq completed a private offering, in reliance upon applicable exemptions from the registration requirements under the Securities Act of 1933, as amended, of a total of 651,000 shares of common stock, at an offering price of approximately $1.43 per share, after giving
effect to a stock recapitalization by Insynq in January, 2000.   Each purchaser
in the private offering described above, was issued one Class A Warrant and one Class B Warrant, for each share of common stock purchased by such purchaser. The Class A Warrants and Class B Warrants entitled the purchasers to purchase a share of common stock at any time on or before December 31, 2001, at a price of $3.57 and $5.71, respectively. On or about December 14, 1999, Insynq, concurrently with the offering described above, sold to nine (9) accredited investors a total of 650,000 shares of presently constituted restricted common stock, at a price of $1.00 per share, or a total purchase price of $650,000. In connection with their purchase of shares, these purchasers were granted "piggyback" registration rights, entitling them, under certain conditions, to include their shares in any registration of securities by the Company. In connection with the asset purchase transaction between Insynq and the Company, Insynq transmitted to each of its shareholders a notice of a special meeting of Insynq's shareholders, and an accompanying proxy statement, describing the proposed transaction with the Company, and soliciting the approval of the shareholders to the transaction. In connection with such solicitation, each of the shareholders of Insynq were given the opportunity to rescind his or her original purchase of shares of common stock of Insynq, and to exercise his or her dissenter's rights under Washington corporate law. With the exception of one shareholder who dissented, and who was subsequently paid the fair market value of his shares, Insynq received approval of the transaction from all of its shareholders. As a result of such approval, shares of common stock of the Company were issued, pro rata, to the shareholders of Insynq in a liquidating distribution, in reliance on applicable exemptions from the registration requirements under the Securities Act of 1933, as amended. In connection with the completion of the asset purchase transaction with Insynq, the Company has converted the Class A and Class B Warrants, described above, into Class A and Class B Warrants of the Company, each entitling the same holders to purchase a total of 651,000 Shares of Common Stock at any time before December 31, 2001, at a price of $3.57 and $5.71, respectively.

     In January, 2000, Timothy Horan, as trustee on behalf of certain parties named below, advanced to Insynq the sum of $150,000 to provide Insynq with capital to secure the leased facility of the Company's at 1101 Broadway Plaza, Tacoma, Washington. In consideration of this financing, and pursuant to Insynq's agreement with Mr. Horan, the Company issued a total of 150,000 shares of restricted common stock, as follows: 75,000 shares - Timothy Horan; 37,500 shares - Travin Partners; and 37,500 shares - International Fluid Dynamics. These shareholders have represented to the Company that they are "accredited" investors within the meaning of the Securities Act of 1933, as amended. In connection with this transaction, the Company entered into a registration rights agreement, under the terms of which the Company agreed to file on the request of Mr. Horan, a registration statement, and exercise commercially reasonable efforts to register the shares as soon as possible after filing of the registration statement.

     Since April, 2000, the Company has sold restricted stock, and granted warrants, to a number of private investors determined by the Company to be "accredited" within the meaning of the Securities Act of 1933. On or about April 26, 2000, the Company sold a total of 142,857 shares of common stock to Plazacorp Investors Limited, ("Plaza"), an Ontario corporation, at a price of $3.50 per share. In connection with this sale, the Company granted to Plaza, warrants to purchase an additional 285,714 shares of common stock, exercisable at any time for a five (5) year period, at a price of $5.50 per share with respect to 142,857 shares, and $7.50 per share with respect to the remaining 142,857 shares. On or about May 17, 2000, the Company sold an additional 62,500 shares of common stock at a price of $4.00 per share to the following investors:
Raymond Betz - 12,500 shares; Timothy Horan - 25,000 shares; and International Fluid Dynamics, Inc. ("IFD") - 25,000 shares. In connection with these transactions, the purchasers were granted warrants to purchase an equivalent number of additional shares (or a total of 62,500 shares), at any time on or before May 17, 2005, at an exercise price of $6.00 per share. In connection with the transactions described above, the Company entered into a registration and repurchase agreement (the "Registration Agreement"), with each of the purchasers. Under the terms of the Registration Agreements, as amended, the Company has agreed to register all of the shares of common stock, and all of the shares issuable upon exercise of warrants. The Company has agreed to exercise its best efforts to file a registration statement for the shares by September 15, 2000, and to cause the registration statement to be effective on or before December 15, 2000. In the event the Company does not file a registration statement by September 15, 2000, or the registration statement is not declared effective by December 15, 2000, the holders have the right, but not the obligation, to require the Company to repurchase the shares purchased by the holders (but not shares issuable on exercise of warrants), at a price of $5.00 per share, with respect to the shares purchased by Plaza, and $5.72 per share, with respect to the shares purchased by Mr. Betz, Mr. Horan, and IFD.

     In May, 2000, the Company entered into a consulting agreement with MQ Holdings, Inc. ("MQI"), under the terms of which the Company has agreed to issue a total of 20,000 shares of restricted common stock to MQI, for services to be rendered by MQI in assisting the Company in its corporate and securities filings, and other consulting services. Under the terms of the consulting agreement, the Company agreed to file an S-8 registration statement for the registration of the shares to be issued to MQI. MQI has provided a portion of the services contemplated to the Company under this agreement, but no stock has been issued to MQI to date.

     On or about June 16, 2000, the Company entered into a private financing transaction with two investors, Travin Partners, L.L.L.P. ("TPL") and TCA Investments, Inc. ("TII"), under the terms of which TPL and TII each loaned to the Company the sum of $325,000 (the "loans"), and were sold convertible debentures and granted warrants, described below. The loans are payable pursuant to the terms of a convertible debenture (the "debenture"), providing for full payment on or before June 16, 2002 (the "due date"), with interest at the current Bank of America prime rate, plus 1/2%. All accrued interest under each debenture is payable only in shares of the Company's common stock, at a price of $1.42 per share. The debentures are convertible in increments of no less than $10,000, at any time after November 1, 2000 and before the close of business on the due date, into shares of common stock of the Company, at a price of $1.42 per share, or a total of 228,873 shares each for TPL and TII. In addition to the debentures, TPL and TII were granted warrants entitling each of them to purchase a total of 228,873 shares of the Company's common stock at a price of $2.00 per share, at any time after November 1, 2000 and before June 15, 2005. The number of shares and exercise or conversion prices of the shares exercisable under the debentures and warrants held by TPL and TII, are subject to usual adjustments in the event of stock dividends, merger, consolidations, stock splits or distributions or similar events. The Company has agreed to file, on or before September 15, 2000, a registration statement which includes the shares issuable under conversion of the debentures and upon exercise of the warrants held by TPL and TII (the "underlying shares"), at TPL's and TII's request, and to cause such registration statement to become effective as soon as practicable. In addition, the Company has agreed to include the underlying shares, on TPI's and TII's request, in any registration filed by the Company (exclusive of a registration relating to sales in employee benefit plans, a Rule 145 transaction, or the sale of debt or convertible debt instruments, or a registration statement which does not contain substantially similar information), subject to the holder's agreement to enter into appropriate underwriting agreement(s), and other requirements. The subscription agreements for the purchase of the debentures and warrants held by TPI and TII provide that, on a one-time basis on the date the Company sells additional securities to or through an institutional investor, and only if the total market valuation of the Company is less than $30 million, TPI and TII will each be entitled to receive shares issuable upon conversion of debentures and upon exercise of warrants, equal to the number of shares issuable upon such exercise of warrants and conversion of debentures, multiplied by a number, the numerator of which is $30 million and the denominator of which is the actual total market valuation of the Company.

OTHER OPTIONS AND WARRANTS OUTSTANDING

     Under the terms of the Asset Purchase Agreement between the Company and Insynq, Inc., the Company agreed to convert all outstanding options and warrants of Insynq, into "like" options and warrants of the Company. As a result and in connection with transactions described in this section, the Company has outstanding the following options and warrants:


                                     Number of Shares
                                       Under Option or                                        Exercise
             Name                       Warrants (1)              Exercise Price             Dates/Period
-------------------------------  ---------------------------  ----------------------  ---------------------------

Class A Warrant holders(2)                       651,000        $           3.57         before 12/31/2001

Class B Warrant holders(2)                       651,000        $           5.71         before 12/31/2001

Consulting & Strategy                          300,000(3)(4)    $           2.00      10/1/2000 - 2/21/2003(4)
International, LLC(3)

                                             1,000,000(3)(4)    $   2.50 - $4.50(4)                         (4)

One Click Investments, LLC                     750,000(3)(5)    $             4.00 -              12/31/2003(3)
                                                                        $15.00(3)(5)

Vijay Alimchandani                             540,000(3)(6)    $ 0.50 - $1.50(3)(6)               2/21/2000 -
                                                                                               2/21/2005(3)(6)

Plazacorp Investors Ltd.                         285,714(7)     $ 5.50 and $7.50           4/18/2000 - 4/18/2005

Robert Torres                                     77,500(3)     $           6.00(3)     before 11/2/2003(3)

Lowell Cooper                                     47,500(3)     $           6.00(3)     before 11/2/2003(3)

Hewlett-Packard                                  100,000(3)     $           1.00(3)     before 2/21/2002(3)

Timothy Horan                                     25,000(7)     $           6.00         5/17/2000 - 5/17/2005

Raymond Betz                                      12,500(7)     $           6.00         5/17/2000 - 5/17/2005

International Fluid Dynamics,                     25,000(7)     $           6.00         5/17/2000 - 5/17/2005
 Inc.

Perry Family Trust                                28,572(8)     $           6.50(8)        4/6/2000 - 4/6/2002

Travin Partners, L.L.L.P.                        457,746(9)   $1.42 and $2.00(9)       11/1/2000 - 11/1/2002
                                                                                          and 11/1/2000 -
                                                                                             6/15/2005

TCA Investments, Inc.                            457,746(9)   $1.42 and $2.00(9)       11/1/2000 - 11/1/2002
                                                                                          and 11/1/2000 -
                                                                                             6/15/2005

John Anderson                                      2,400        $           6.50           4/6/2000 - 4/6/2002

     (1) Does not give effect to the two-for-one forward split or recapitalization proposed under "PROPOSAL NO. 2 - PROPOSED RECAPITALIZATION."


     (2) See "PRIVATE OFFERS AND SALES OF SECURITIES," above.

     (3) See "CONSULTING AND BUSINESS AGREEMENTS," below.

     (4) In connection with a Business Service Contract with Consulting & Strategy International, LLC ("CSI"), described below under "CONSULTING AND BUSINESS," the Company has granted to CSI the option to purchase up to 300,000 shares of common stock, at an exercise price of $2.00 per share, exercisable at any time after August 30, 2000, and for a period of thirty-six (36) months after the Company becomes a fully reporting and trading Company and receives at least $4 million in funding. Pursuant to this contract, the Company has granted to CSI warrants to purchase up to 1,000,000 shares of common stock, exercisable at any time after October 1, 2000 and before February 20, 2003, in increments of 250,000 shares, at exercise prices of $2.50, $3.00, $4.00 and $4.50. Under the terms of the warrants, the Company has agreed to include, upon request of the holder, and, at any time after the warrants become exercisable, in any registration statement filed by the Company (excluding a Form S-8 or S-14, or any registration which does not permit secondary sales), subject to certain conditions, at the expense of the Company.

     (5) In connection with the Consulting Agreement with One Click Investments, LLC, ("One Click") the Company has granted options to purchase a total of 750,000 shares of the Company's common stock, exercisable in increments of one-third (250,000 shares), at any time after December 31, 2000, and before December 31, 2003, at prices of $4.00, $8.00 and $15.00, respectively. One Click, and its owner Eric Estoos, have executed a voting proxy in favor of John Gorst, Chief Executive Officer, with respect to shares issued and warrants when exercised.

     (6) Of these options, 250,000 shares have vested and are exercisable at a price of $0.50 per share, at any time prior to February 20, 2005; 200,000 shares vest and are exercisable at a price of $1.00 per share, after February 20, 2001 and before February 20, 2006; and the remaining 90,000 shares vest and are exercisable at a price of $1.50 per share after February 20, 2002 and before February 20, 2007. The Company has agreed to certain registration rights with respect to the underlying shares. (See "CONSULTING AND BUSINESS CONTRACTS," below.)

     (7) See "PRIVATE OFFERS AND SALES OF SECURITIES," above.

     (8) The Perry Family Trust has been granted "piggyback" registration rights with respect to the shares underlying the above option, entitling the holder to include the shares in any registration filed by the Company.

     (9) Consists of a total of 228,873 shares exercisable under a convertible debenture, and a total of 228,873 shares exercisable pursuant to a warrant exercisable from November 1, 2000 through June 15, 2005. The Company has granted certain registration rights with respect to the underlying shares. (See "PRIVATE OFFERS AND SALES OF SECURITIES," above).

CONSULTING AND BUSINESS CONTRACTS

     Since the completion of the asset purchase transaction with Insynq, the Company has entered into a number of service contracts with individuals and firms, or assumed contract obligations of Insynq, summarized below.

     The Company has recently entered into an amendment to a business services contract between Insynq and Consulting & Strategy International, LLC ("CSI"), an unrelated third party. Under the terms of the amended agreement, CSI has provided, and agreed to continue to provide, for the duration of the agreement, business consulting services to the Company. In consideration of such services, the Company has granted to CSI, options to purchase a total of 300,000 shares, at a price of $2.00 per share, and warrants to purchase up to a total of 1,000,000 shares, described under "OTHER OPTIONS AND WARRANTS OUTSTANDING," above. In addition, the Company has agreed to pay to CSI a monthly retainer of $2,500, increasing to $5,000 per month after the Company's common stock bid price in the over-the-counter market exceeds $6.00 per share for five (5) consecutive business days; $7,500 per month at such time as the Company's common stock bid price exceeds $8.00 per share for five consecutive business days; and $10,000 at such time as the Company's stock bid price exceeds $10 per share for five consecutive business days, or until such time as the Company and any of its subsidiaries have obtained a funding commitment from any source for $5 million, and received minimum funding of $2 million.

     The Company has entered into a consulting agreement with Vijay Alimchandani ("VJ"), dated February 20, 2000, under the terms of which the Company has engaged VJ to provide to the Company general consulting services, including strategic planning, the identification of possible strategic alliances with software vendors, the evaluation and development of cooperative alliances, and related activities. The agreement is for an initial term of twelve months, and is automatically renewable for successive one-year terms unless terminated by either party prior to the end of a term. The Company has agreed to reimburse VJ for all travel and entertainment and reasonable expenses related to his consulting services, and to pay VJ a consulting fee of $5,000 per month, increasing to $7,000 per month as such time as the Company has secured $2 million in equity financing, and to $10,000 per months at such time as the Company has secured an additional $10 million in equity financing. In addition, the Company has granted options to VJ, as follows: (a) 250,000 shares, exercisable at any time prior to February 21, 2005, at a price of $0.50 per share; and (b) 200,000 shares, exercisable one year from the beginning date of the contract, for a period of five years, at an exercise price of $1.00 per share. The Company has also agreed to grant to VJ (a) an additional option, entitling him to purchase a total of 90,000 shares for a five year period beginning at the end of 24 months from the date of the agreement, if such agreement is extended by the Company, at price of $1.50 per share; and (b) bonus options of between 25,000 to 50,000 shares, to be granted at the discretion of the board of directors based on the performance of VJ, at an exercise price of not more than $3.00 per share. The Company has granted to VJ "piggyback" registration rights in connection with the shares under options, pursuant to which the Company has agreed to include such shares in a Form S-8 registration statement to register the initial 450,000 shares under option described above.

     The Company has assumed the obligation of Insynq under a financial public relations consulting agreement with One Click Investments, LLC ("One Click"), a Washington state limited liability company of which Eric Estoos, a shareholder of the Company, is a principal. Under the terms of the agreement with One Click, the Company has agreed to engage One Click to provide various financial public relations services. The Company has agreed to compensate One Click for its services at the rate of $8,000 per month during the term of the agreement (through August 19, 2000, which is automatically renewable for six additional months unless terminated by either party in writing), to reimburse One Click for all reasonable expenses in connection with the agreement, and to pay One Click a fee of 10% of all funding obtained by One Click for the Company, to the extent permitted by law. The Company has also granted to One Click, warrants to purchase a total of 750,000 shares of common stock, exercisable at any time after December 31, 2000, and prior to December 31, 2003, in one-third increments of 250,000 shares, at exercise prices of $4.00, $8.00 and $15.00 per share. One Click has executed a voting proxy in favor of John Gorst, Chief Executive Officer, with respect to the shares under option, and One Click principal, Eric Estoos, has executed a voting proxy in favor of Mr. Gorst to 350,000 shares held by Mr. Estoos. (See "CERTAIN TRANSACTIONS: Other Options and Warrants.")

     In consideration of consulting services rendered to the Company and Insynq, the Company has granted options to Robert J. Torres and Lowell Cooper, entitling them to purchase a total of 77,500 shares and 47,500 shares, respectively, at any time prior to November 2, 2003, at an exercise price of $6.00 per share.

     In consideration of an equipment financing arrangement with Hewlett Packard ("HP"), the Company has granted to HP, an option to purchase a total of 100,000 shares of common stock at any time prior to June 1, 2002, at a price of $1.00 per share.

     On or about June 15, 2000, the Company entered into a non-exclusive financial advisory agreement with Sunstate Equity Trading, Inc. ("Sunstate"), a Florida corporation, which is a member of the NASD, under the terms of which the Company has engaged Sunstate, on a non-exclusive basis, to provide financial advisory services and advice. The agreement is for an initial term of one year, and may be extended for additional terms as agreed upon by the parties. In consideration of the services undertaken by Sunstate, the Company has issued to Sunstate a total of 125,000 shares of restricted common stock, and agreed to reimburse Sunstate for all out-of-pocket expenses incurred in providing services under the agreement.

     On May 15, 2000, the Company entered into a financial advisory agreement with Gerard Klauer Mattison & Co., Inc. ("GKM"), under the terms of which the Company and its affiliates have engaged GKM, and GKM has agreed to serve, as the Company's exclusive financial advisor concerning certain "strategic" transactions. Under the terms of the agreement (the "GKM agreement"), GKM has agreed to provide assistance to the Company in identifying and contacting parties which may be interested in considering a "strategic transaction," and, as exclusive financial advisor to the Company, to assist the Company, on a best efforts basis, in analyzing, structuring, negotiating and effecting potential "strategic transactions" on terms and conditions satisfactory to the Company. "Strategic transaction" is defined in the GKM agreement, as the private sale of the Company's securities pursuant to applicable exemptions from registration under the Securities Act of 1933, as amended (not including sales of securities to vendors in exchange for services or issues of securities to employees, consultants or directors pursuant to a stock plan, stock purchase or benefit plan, and exclusive of certain private financing efforts being undertaken by the Company at the time of the GKM agreement)(the "Private Placement"), the consummation of a merger, acquisition, consolidation, sale or joint venture involving a majority of the business or assets of the Company, or an exchange or tender offer involving the securities of the Company. Pursuant to the terms of the GKM agreement, the Company has agreed to pay to GKM a retainer fee of $50,000 and to compensate GKM based on a negotiated percentage of the value of the strategic transactions that are consummated, including the issuance of certain warrants for common stock. The Company and its affiliates have also granted to GKM a first right of refusal, for a period of eighteen (18) months from the first closing date of the Private Placement, entitling GKM to act as co-lead managing underwriter in connection with any public sale of securities by the Company or any affiliate.

     On or about July 10, 2000, the Company entered into a non-exclusive financial consulting agreement with Union Atlantic LC and Union Atlantic Capital LC to provide financial consulting services to the Company in the form of: (i) evaluating the Company's capital requirements for funding growth and expansion of the Company's operations; (ii) advising the Company as to alternative modes and sources of financing; (iii) analyzing the impact of business decisions, policies, and practices on the value of the Company's business and securities; and (iv) bringing to the attention of the Company possible business opportunities and evaluating business opportunities generally, whether or not such opportunities are oriented by United Atlantic or others. Pursuant to the terms of the Union Atlantic agreement, the Company has agreed to pay to Union Atlantic a cash fee equal to ten percent (10%) of the aggregate purchase price of the securities purchased by or through any investor or intermediary identified to the Company by Union Atlantic. In addition, upon the closing of each transaction contemplated in the Union Atlantic agreement, the Company has agreed to issue to Union Atlantic through escrow a warrant entitling Union Atlantic or its designees to purchase 50,000 shares per one million dollars ($l,000,000) raised, subject to adjustment of the Company's commmon stock. The warrant will be immediately exercisable for a four (4) year period and shall have unlimited piggyback registration rights.

ACQUISITION OF STOCK BY FORMER OFFICERS AND DIRECTORS

     In July, 1999, in connection with a Chapter 11 plan of reorganization Dallin Bagley and Steve Rippon each received a total of 810,000 shares of common stock of the Company.

                    ADDITIONAL INFORMATION AND OTHER MATTERS

     Additional information regarding the matters to be acted on by the shareholders, and any other matters described in this Information Statement,
will be available at the Special Meeting.   Any of such information is available
prior to the Special Meeting upon request. Consequently, shareholders are urged to attend the Special Meeting in person.

     Management of the Company knows of no other matters that are likely to be brought before the Special Meeting. If any other matters are brought before the Special Meeting, such matters will be properly addressed and resolved, and the proxies will vote on such matters in accordance with their best judgment.

                                    XCEL MANAGEMENT, INC.
                                    By Order of the Board of Directors


DATED: July 13, 2000                By: /s/ John P. Corst
                                        ------------------------------
                                        John P. Gorst, Chief Executive
                                        Officer

                                                                       Exhibit A



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Board of Directors
Xcel Management, Inc.
(Formerly Palace Casinos, Inc.)
(A Development Stage Company)
Salt Lake City, Utah

We have audited the accompanying balance sheets of Xcel Management, Inc. (formerly Palace Casinos, Inc.) (a development stage company) as of May 31, 1999 and 1998 and the related statements of operations, stockholders' equity and cash flows for the years ended May 31, 1999 and 1998 and from the inception of the development stage on June 1, 1997 through May 31, 1999. These financial statements are the responsibility of the Company's are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. an audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xcel Management, Inc. (formerly Palace Casinos, Inc.) (a development stage company) as of May 31, 1999 and 1998 and the results of its operations and its cash flows for the years ended May 31, 1999 and 1998 and from the inception of the development stage on June 1, 1997 through May 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company's recurring losses from operations, net accumulated deficit and recent emergence from bankruptcy, raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Jones, Jensen & Company
Salt Lake City, Utah
December 29, 1999

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                                 Balance Sheets


                                     ASSETS
                                     ------

                                                                     May 31,
                                                             -----------------------
                                                               1999           1998
                                                             ---------      --------

CURRENT ASSETS

 Cash                                                        $         257  $      1,485
 Refundable deposit                                                 30,180        30,180
                                                             -------------  ------------

  Total Current Assets                                              30,437        31,665
                                                             -------------  ------------

  TOTAL ASSETS                                               $      30,437  $     31,665
                                                             =============  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES

 Accounts payable                                            $      6,225   $          -
 Priority claims payable (Note 4)                                   5,000          6,060
 Unsecured claims payable (Note 4)                                    -__        468,889
                                                             ------------   ------------

  Total Current Liabilities                                        11,225        474,949
                                                             ------------   ------------

STOCKHOLDERS' EQUITY

 Series A preferred stock, $0.001 par value, authorized
  5,000,000 shares, zero and 2,602,000 shares issued
  and outstanding, respectively                                         -          3,000
 Common stock, $0.001 par value, 50,000,000 shares
  authorized; issued and outstanding 1,800,000 and 38,980
  shares, respectively                                              1,800             40
 Additional paid-in capital                                    19,471,690     19,444,551
 Stock subscription receivable                                    (25,000)             -
 Accumulated deficit prior to the development stage           (19,889,690)   (19,889,690)
 Retained earnings (deficit) accumulated during the
  development stage                                               460,412         (1,185)
                                                             ------------   ------------

  Total Stockholders' Equity                                       19,212       (443,284)
                                                             ------------   ------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $     30,437   $     31,665
                                                             ============   ============

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                            Statements of Operations

                                                                                    From
                                                                              Inception of the
                                                                                 Development
                                                                                   Stage on
                                                                                    June 1,
                                                      For the Years Ended        1997 Through
                                                            May 31,                May 31,
                                                 -----------------------------
                                                    1999            1998             1999
                                                 ----------   ----------------   ------------

REVENUES                                          $       -   $              -   $          -
                                                  ---------   ----------------   ------------

EXPENSES

  General and administrative                          7,453              1,185          8,638
                                                  ---------   ----------------   ------------

    Total Expenses                                    7,453              1,185          8,638
                                                  ---------   ----------------   ------------
LOSS FROM OPERATIONS BEFORE
 EXTRAORDINARY INCOME                                (7,453)            (1,185)        (8,638)
                                                  ---------   ----------------   ------------

EXTRAORDINARY INCOME

  Gain on extinguishment of debt net of
   zero tax expense                                 469,050                  -        469,050
                                                  ---------   ----------------   ------------

    Total Extraordinary Income                      469,050                  -        469,050
                                                  ---------   ----------------   ------------

INCOME TAX EXPENSE                                        -                  -              -
                                                  ---------   ----------------   ------------

NET INCOME (LOSS)                                 $ 461,597   $         (1,185)  $    460,412
                                                  =========   ================   ============

BASIC INCOME (LOSS) PER SHARE
 ATTRIBUTED TO:

  Continuing operations                           $   (0.01)            $(0.03)
  Gain on extinguishment of debt                       0.76                  -
                                                  ---------   ----------------

                                                      $0.75          $   (0.03)
                                                  =========   ================

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                        613,121             38,980
                                                  =========   ================

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)


                                                                                            Additional      Stock
                                        Common Stock                Preferred Stock          Paid-in    Subscription   Accumulated
                             ---------------------------------  --------------------------
                                 Shares             Amount        Shares        Amount       Capital     Receivable      Deficit
                             -----------------  --------------  -----------  -------------  -----------  -----------  -------------

Balance, May 31, 1997                   38,980          $   40   2,602,000        $ 3,000   $19,444,551    $    -     $(19,889,690)

Net loss for the year ended
 May 31, 1998                              -               -           -              -             -           -           (1,185)
                                     ---------          ------  ----------   ------------   -----------  ----------   ------------

Balance, May 31, 1998                   38,980              40   2,602,000          3,000    19,444,551           -    (19,890,875)

Conversion of preferred
 stock to common stock                  51,020              50  (2,602,000)        (3,000)        2,949           -              -

Common stock issued for
 settlement of debt at
  $0.01
 per share                              90,000              90           -              -           810           -              -

Common stock issued for
 cash at $0.015 per share            1,620,000           1,620           -              -        23,380     (25,000)             -

Net income for the year
 ended May 31, 1999                        -               -           -              -             -           -          461,597
                                     ---------          ------  ----------   ------------   -----------  ----------   ------------

Balance, May 31, 1999                1,800,000          $1,800           -        $     -   $19,471,690    $(25,000)  $(19,429,278)
                                     =========          ======  ==========   ============   ===========  ==========   ============

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                            Statements of Cash Flows

                                                                                     From
                                                                               Inception of the
                                                                                  Development
                                                                                    Stage on
                                                                                     June 1,
                                                       For the Years Ended        1997 Through
                                                              May 31,                May 31,
                                               -----------------------------------
                                                      1999               1998         1999
                                               --------------------  -------------  ----------

CASH FLOWS FROM OPERATING
 ACTIVITIES

 Net income (loss)                                       $ 461,597      $  (1,185)  $ 460,412
 Adjustments to reconcile net (loss) to net
  cash used in operating activities:
  Gain on extinguishment of debt                          (469,050)           -      (469,050)
 Changes in assets and liabilities:
  Increase in current liabilities                            6,225            -         6,225
                                                         ---------   ------------   ---------

   Net Cash Provided (Used) by
     Operating Activities                                   (1,228)        (1,185)     (2,413)
                                                         ---------   ------------   ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES                                                    -              -           -
                                                         ---------   ------------   ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES                                                    -              -           -
                                                         ---------   ------------   ---------

NET INCREASE (DECREASE) IN CASH                             (1,228)        (1,185)     (2,413)

CASH AT BEGINNING OF YEAR                                    1,485          2,670       2,670
                                                         ---------   ------------   ---------

CASH AT END OF YEAR                                      $     257      $   1,485   $     257
                                                         =========   ============   =========

CASH PAID FOR:

 Interest expense                                        $       -      $       -   $       -
 Income taxes                                            $       -      $       -   $       -

NON-CASH FINANCING ACTIVITIES:

 Common stock issued for debt                            $     900      $       -   $     900

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                                  May 31, 1999

NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES

       Xcel Management, Inc. (the Company) was originally incorporated on May 22, 1980 as Ward's Gas and Oil. On April 16, 1987, the Articles of Incorporation were amended to change the name to Intercontinental Services Corporation on May 20, 1988. the name was changed to Maritime Resorts International. On December 14, 1993, the name was changed to Palace Casinos, Inc. and on August 16, 1999, the name was changed to Xcel Management, Inc. The Company was deemed to have entered the development stage per SFAS No. 7 on June 1, 1997.

       A summary of the significant policies consistently applied in the preparation of the financial statements follows:

       a.  Accounting Method

       The Company's financial statements are prepared using the accrual method of accounting. The Company has adopted a May 31 year end.

       b.  Basic Income (Loss) Per Share

                                 For the Year Ended                            For the Year Ended
                                     May 31, 1999                                   May 31, 1998
                    ---------------------------------------------       -----------------------------------------
                           Loss            Shares       Per-Share         Loss           Shares        Per-Share
                        (Numerator)     (Denominator)    Amount         (Numerator)   (Denominator)      Amount
                    ------------------- -------------  ----------       ------------  -------------    ----------
       Net Income
        (Loss)              $461,597         613,121         $0.75         $(1,185)         $38,980        $(0.03)

       Fully diluted earnings (loss) per share is not presented as any common stock equivalents are antidilutive in nature.

       The computation of basic income (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

       c.  Income Taxes

       Effective June 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, the financial accounting and reporting standards for income taxes. There was no significant effect on the Company's financial condition or results of operations caused by the adoption of the new standard.

       Deferred income tax assets and liabilities have been provided in recognition of the income tax effect attributable to the difference between assets and liabilities reported in the tax return and financial statements. Deferred tax assets or liabilities are provided using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                                  May 31, 1999

NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES (Continued)

       c.  Income Taxes (Continued)

       As of May 31, 1999, the Company had a net operating loss carryforward of approximately $8,500 that may be used in future years to affect taxable income through 2014. The tax benefit of the cumulative carryforward has been offset by a valuation allowance of the same amount.

       d.  Cash Equivalents

       The Company considers all highly liquid investments and deposits with a maturity of three months or less when purchased to be cash equivalents.

       e.  Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

       f.  Revenue Recognition

       The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.

       g.  Recent Accounting Pronouncements

       The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15, "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive" earnings per share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. In fiscal 1998, the Company adopted SFAS No. 128, which did not have a material impact on the Company's financial statements. The implementation of SFAS No. 129 did not have a material effect on the Company's financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                                  May 31, 1999


NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES (Continued)

       f.  Recent Accounting Pronouncements (Continued)

       The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

       SFAS No. 130 and 131 are effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Results of operations and financial position were unaffected by implementation of these standards.

       In February 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No 132. "Employers' Disclosures about Pensions and other Postretirement Benefits" which standardizes the disclosure requirements for pensions and other postretirement benefits and requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. SFAS No. 132 is effective for years beginning after December 15, 1997 and requires comparative information for earlier years to be restated, unless such information is not readily available. The adoption of this statement had no material impact on the Company's financial statements.

NOTE 2 -  REFUNDABLE DEPOSIT

       The Company had a deposit paid to the Mississippi Gaming Commission. This deposit was returned to the Company on September 25, 1999.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                                  May 31, 1999


NOTE 3 -  STOCK TRANSACTIONS

       Pursuant to the plan of reorganization under Chapter 11, the following stock transactions occurred as of February 1, 1999.

       1. The 2,602,000 shares of Series A preferred stock were converted into 5,204,000 pre-split shares of common stock.

       2. The 2,205,002 pre-split shares of Series B common stock were combined with the Series A common stock to leave one class of common stock.

       3. The remaining class of common stock was reverse split on a 1-for-102 share basis leaving 90,000 shares of common stock outstanding.

       4. The Company issued 90,000 shares of common stock to convert $900 of unsecured claims to equity valued at $0.01 per share.

       5. The Company issued 1,620,000 shares of common stock to the plan of reorganization proponents for cash and services valued at $0.015 per share.

       All references to common stock unless specifically noted as pre-split shares have been retroactively restated to reflect the reverse stock split.

NOTE 4 -  BANKRUPTCY PROCEEDINGS

       On December 1, 1994, the Company filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court for the District of Utah, Central Division. In June 1995, the supervision of the Company's Chapter 11 proceedings was transferred to the United States Bankruptcy Court for the Southern District of Mississippi. Under Chapter 11, certain claims against the Company in existence prior to the filing of the petition for relief are stayed while the Company continues business operations as debtor-in-possession. On February 1, 1999, the plan proponents filed a plan of reorganization which was approved on June 15, 1999 which called for the following items:

       1. Payment to the priority claimholders of $5,000 cash. Actual priority claims were $6,060.

       2. Issuance of 90,000 shares of common stock to convert the unsecured claims of $468,889 and priority claims of $1,060 to equity.

       3. The additional stock transactions noted in Note 3.

       On December 3, 1999, the bankruptcy proceedings were closed by the United States Bankruptcy Court, Southern District of Mississippi.

                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------



Board of Directors
Xcel Management, Inc
Tacoma, Washington


We consent to the use in this Schedule 14C Information statement of Xcel Management, Inc of our report dated December 29, 1999, for the years ended May 31, 1999 and 1998, which are part of this Information Statement, and to all references to our firm included in this Information Statement.



HJ & Associates, LLC
(formerly Jones, Jensen & Company)
Salt Lake City, Utah
July 10, 2000

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                                 Balance Sheets


                                                          December 31,      May 31,
                                                              1999           1999
                                                          ------------   ------------
                                                           (Unaudited)
CURRENT ASSETS

 Cash                                                      $     17,591   $        257
 Refundable deposit                                                -            30,180
                                                           ------------   ------------

  Total Current Assets                                           17,591         30,437
                                                           ------------   ------------

  TOTAL ASSETS                                             $     17,591   $     30,437
                                                           ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES

 Accounts payable                                          $      4,119   $      6,225
 Priority claims payable (Note 3)                                   114          5,000
                                                           ------------   ------------

  Total Current Liabilities                                       4,233         11,225
                                                           ------------   ------------

STOCKHOLDERS' EQUITY

 Series A preferred stock, $0.001 par value, authorized
  5,000,000 shares, zero shares issued and outstanding                -              -
 Common stock, $0.001 par value, 50,000,000 shares
  authorized; issued and outstanding 1,800,000 shares             1,800          1,800
 Additional paid-in capital                                  19,471,690     19,471,690
 Stock subscription receivable                                        -        (25,000)
 Accumulated deficit prior to the development stage         (19,889,690)   (19,889,690)
 Retained earnings accumulated during the
  development stage                                             429,558        460,412
                                                           ------------   ------------

  Total Stockholders' Equity                                     13,358         19,212
                                                           ------------   ------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $     17,591   $     30,437
                                                           ============   ============

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                            Statements of Operations

                                                                                                     From
                                                                                               Inception of the
                                                                                                  Development
                                                                                                   Stage on
                                                     For the                                        June 1,
                                                Seven Months Ended       For the Years Ended     1997 Through
                                                   December 31,                 May 31,           December 31,
                                    ----------------------------------  ---------------------
                                           1999               1998         1999       1998           1999
                                    --------------------  ------------  ----------- ---------  -----------------
                                        (Unaudited)        (Unaudited)                            (Unaudited)
REVENUES                                   $-                 $-           $-         $-             $-
                                    --------------------  -------------  ---------  ---------  -----------------

EXPENSES

  General and administrative                     30,854          3,727      7,453      1,185             39,492
                                    -------------------   ------------   --------   --------   ----------------

    Total Expenses                               30,854          3,727      7,453      1,185             39,492
                                    -------------------   ------------   --------   --------   ----------------

LOSS FROM OPERATIONS BEFORE
 EXTRAORDINARY INCOME                           (30,854)        (3,727)    (7,453)    (1,185)           (39,492)
                                    -------------------   ------------   --------   --------   ----------------

EXTRAORDINARY INCOME

  Gain on extinguishment of debt
   net of zero tax expense                          -              -      469,050        -              469,050
                                    -------------------   ------------   --------   --------   ----------------

    Total Extraordinary Income                      -              -      469,050        -              469,050
                                    -------------------   ------------   --------   --------   ----------------

INCOME TAX EXPENSE                                  -              -          -          -                  -
                                    -------------------   ------------   --------   --------   ----------------

NET INCOME (LOSS)                            $  (30,854)       $(3,727)  $461,597   $ (1,185)         $ 429,558
                                    ===================   ============   ========   ========   ================

BASIC INCOME (LOSS) PER SHARE
 ATTRIBUTED TO:

  Continuing operations                      $    (0.02)    $    (0.01)  $  (0.01)    $(0.03)
  Gain on extinguishment of debt                    -              -         0.76        -
                                    -------------------   ------------   --------   --------

                                                 $(0.02)    $    (0.01)   $  0.75   $  (0.03)
                                    ===================   ============   ========   ========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                  1,800,000         38,980    613,121     38,980
                                    ===================   ============   ========   ========

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)


                                                                                            Additional      Stock
                                        Common Stock                  Preferred Stock          Paid-in    Subscription   Accumulated
                             ---------------------------------  --------------------------
                                  Shares            Amount        Shares         Amount       Capital     Receivable     Deficit
                             -----------------  --------------  -----------  -------------  -----------  -----------  -------------

Balance, May 31, 1997                   38,980          $   40   2,602,000        $ 3,000   $19,444,551    $      -   $(19,889,690)

Net loss for the year ended
 May 31, 1998                              -               -           -              -             -           -           (1,185)
                             -----------------  --------------  ----------   ------------   -----------  ----------   ------------

Balance, May 31, 1998                   38,980              40   2,602,000          3,000    19,444,551           -    (19,890,875)

Conversion of preferred
 stock to common stock                  51,020              50  (2,602,000)        (3,000)        2,949           -              -

Common stock issued for
 settlement of debt at
  $0.01
 per share                              90,000              90           -              -           810           -              -

Common stock issued for
 cash at $0.015 per share            1,620,000           1,620           -              -        23,380     (25,000)             -

Net income for the year
 ended May 31, 1999                        -               -           -              -             -           -          461,597
                             -----------------  --------------  ----------   ------------   -----------  ----------   ------------

Balance, May 31, 1999                1,800,000           1,800           -              -    19,471,690     (25,000)   (19,429,278)

Receipt of stock
 subscription receivable
 (unaudited)                                 -               -           -              -             -      25,000              -

Net loss for the seven
 months ended
 December 31, 1999
 (unaudited)                               -               -           -              -             -           -          (30,854)
                             -----------------  --------------  ----------   ------------   -----------  ----------   ------------

Balance, December 31,
 1999 (unaudited)                    1,800,000          $1,800           -        $     -   $19,471,690    $      -   $(19,460,132)
                             =================  ==============  ==========   ============   ===========  ==========   ============

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                            Statements of Cash Flows

                                                                                                                        From
                                                                                                                  Inception of the
                                                                                                                     Development
                                                                                                                      Stage on
                                                        For the                                                        June 1,
                                                  Seven Months Ended                   For the Years Ended          1997 Through
                                                     December 31,                             May 31,                December 31,
                                        --------------------------------------    --------------------------------
                                              1999                   1998              1999             1998            1999
                                        -------------------  -----------------    -------------  -----------------  -------------
                                            (Unaudited)          (Unaudited)                         (Unaudited)
CASH FLOWS FROM OPERATING
 ACTIVITIES

 Net income (loss)                                $(30,854)            $  (3,727)     $ 461,597           $ (1,185)     $ 429,558
 Adjustments to reconcile net (loss)
  to net cash used in operating
  activities:
  Gain on extinguishment of debt                         -                     -       (469,050)                 -       (469,050)
 Changes in assets and liabilities:
  Decrease in refundable deposits                   30,180                     -              -                  -         30,180
  Increase (decrease) in current
   liabilities                                      (6,992)                3,727          6,225                  -           (767)
                                        ------------------   -------------------   ------------   ----------------   ------------

   Net Cash (Used) by
    Operating Activities                            (7,666)                  -           (1,228)            (1,185)       (10,079)
                                        ------------------   -------------------   ------------   ----------------   ------------

CASH FLOWS FROM INVESTING
 ACTIVITIES                                            -                     -              -                  -              -
                                        ------------------   -------------------   ------------   ----------------   ------------

CASH FLOWS FROM FINANCING
 ACTIVITIES

 Receipt of stock subscription                      25,000                   -              -                  -           25,000
                                        ------------------   -------------------   ------------   ----------------   ------------

   Net Cash Provided by
    Financing Activities                            25,000                   -              -                  -           25,000
                                        ------------------   -------------------   ------------   ----------------   ------------

NET INCREASE (DECREASE) IN
 CASH                                               17,334                   -           (1,228)            (1,185)        14,921

CASH AT BEGINNING OF PERIOD                            257                   -            1,485              2,670          2,670
                                        ------------------   -------------------   ------------   ----------------   ------------

CASH AT END OF PERIOD                             $ 17,591             $   1,485      $     257           $  1,485      $  17,591
                                        ==================   ===================   ============   ================   ============

CASH PAID FOR:

 Interest expense                                 $      -             $       -      $       -           $      -      $       -
 Income taxes                                     $      -             $       -      $       -           $      -      $       -

NON-CASH FINANCING ACTIVITIES:

 Common stock issued for debt                     $      -             $       -      $     900           $      -      $       -

  The accompanying notes are an integral part of these financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                       December 31, 1999 and May 31, 1999


NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES

       Xcel Management, Inc. (the Company) was originally incorporated on May 22, 1980 as Ward's Gas and Oil. On April 16, 1987, the Articles of Incorporation were amended to change the name to Intercontinental Services Corporation on May 20, 1988. the name was changed to Maritime Resorts International. On December 14, 1993, the name was changed to Palace Casinos, Inc. and on August 16, 1999, the name was changed to Xcel Management, Inc. The Company was deemed to have entered the development stage per SFAS No. 7 on June 1, 1997.

       A summary of the significant policies consistently applied in the preparation of the financial statements follows:

       a.  Accounting Method

       The Company's financial statements are prepared using the accrual method of accounting. The Company has adopted a May 31 year end.

       b.  Basic Income (Loss) Per Share


                                For the Year Ended                      For the Year Ended
                                   May 31, 1999                            May 31, 1998
                     ---------------------------------------  --------------------------------------
                        Loss         Shares        Per-Share      Loss        Shares      Per-Share
                     (Numerator)   (Denominator)     Amount   (Numerator)  (Denominator)    Amount
                     ------------ --------------  ----------  -----------  -------------  ----------
       Net Income
        (Loss)          $461,597         613,121       $0.75      $(1,185)       $38,980      $(0.03)

       Fully diluted earnings (loss) per share is not presented as any common stock equivalents are antidilutive in nature.

       The computation of basic income (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

       c.  Income Taxes

       Effective June 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, the financial accounting and reporting standards for income taxes. There was no significant effect on the Company's financial condition or results of operations caused by the adoption of the new standard.

       Deferred income tax assets and liabilities have been provided in recognition of the income tax effect attributable to the difference between assets and liabilities reported in the tax return and financial statements. Deferred tax assets or liabilities are provided using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                       December 31, 1999 and May 31, 1999


NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES (Continued)

       c.  Income Taxes (Continued)

       As of May 31, 1999, the Company had a net operating loss carryforward of approximately $8,500 that may be used in future years to affect taxable income through 2014. The tax benefit of the cumulative carryforward has been offset by a valuation allowance of the same amount.

       d.  Cash Equivalents

       The Company considers all highly liquid investments and deposits with a maturity of three months or less when purchased to be cash equivalents.

       e.  Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

       f.  Revenue Recognition

       The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.

       g.  Recent Accounting Pronouncements

       The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15, "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive" earnings per share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. In fiscal 1998, the Company adopted SFAS No. 128, which did not have a material impact on the Company's financial statements. The implementation of SFAS No. 129 did not have a material effect on the Company's financial statements.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                       December 31, 1999 and May 31, 1999


NOTE 1 -  ACCOUNTING POLICIES AND PROCEDURES (Continued)

       f.  Recent Accounting Pronouncements (Continued)

       The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

       SFAS No. 130 and 131 are effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Results of operations and financial position were unaffected by implementation of these standards.

       In February 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No 132. "Employers' Disclosures about Pensions and other Postretirement Benefits" which standardizes the disclosure requirements for pensions and other postretirement benefits and requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. SFAS No. 132 is effective for years beginning after December 15, 1997 and requires comparative information for earlier years to be restated, unless such information is not readily available. The adoption of this statement had no material impact on the Company's financial statements.

       g.  Unaudited Financial Statements

       The accompanying unaudited financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                       December 31, 1999 and May 31, 1999


NOTE 2 -  REFUNDABLE DEPOSIT

       The Company had a deposit paid to the Mississippi Gaming Commission. This deposit was returned to the Company on September 25, 1999.

NOTE 3 -  STOCK TRANSACTIONS

       Pursuant to the plan of reorganization under Chapter 11, the following stock transactions occurred as of February 1, 1999.

       1. The 2,602,000 shares of Series A preferred stock were converted into 5,204,000 pre-split shares of common stock.

       2. The 2,205,002 pre-split shares of Series B common stock were combined with the Series A common stock to leave one class of common stock.

       3. The remaining class of common stock was reverse split on a 1-for-102 share basis leaving 90,000 shares of common stock outstanding.

       4. The Company issued 90,000 shares of common stock to convert $900 of unsecured claims to equity valued at $0.01 per share.

       5. The Company issued 1,620,000 shares of common stock to the plan of reorganization proponents for cash and services valued at $0.015 per share.

       All references to common stock unless specifically noted as pre-split shares have been retroactively restated to reflect the reverse stock split.

NOTE 4 -  BANKRUPTCY PROCEEDINGS

       On December 1, 1994, the Company filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court for the District of Utah, Central Division. In June 1995, the supervision of the Company's Chapter 11 proceedings was transferred to the United States Bankruptcy Court for the Southern District of Mississippi. Under Chapter 11, certain claims against the Company in existence prior to the filing of the petition for relief are stayed while the Company continues business operations as debtor-in-possession. On February 1, 1999, the plan proponents filed a plan of reorganization which was approved on June 15, 1999 which called for the following items:

       1. Payment to the priority claimholders of $5,000 cash. Actual priority claims were $6,060.

       2. Issuance of 90,000 shares of common stock to convert the unsecured claims to equity.

                             XCEL MANAGEMENT, INC.
                        (Formerly Palace Casinos, Inc.)
                         (A Development Stage Company)
                         Notes to Financial Statements
                       December 31, 1999 and May 31, 1999


NOTE 4 -  BANKRUPTCY PROCEEDINGS (Continued)

       3. The additional stock transactions noted in Note 3.

       On December 3, 1999, the bankruptcy proceedings were closed by the United States Bankruptcy Court, Southern District of Mississippi.

       The company is currently seeking to merge with an operating company. In the interim, management is committed to meeting the operating expenses of the company.

G. BRAD BECKSTEAD
-----------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984
                                                                425.928.2877efax




                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------


March 15, 2000

Board of Directors
Insynq, Inc.
Tacoma, WA 98405

I have audited the Balance Sheet of Insynq, Inc. (the "Company") as of December 31, 1999, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insynq, Inc. as of December 31, 1999, in conformity with generally accepted accounting principles.


/s/ G. Brad Beckstead

G. Brad Beckstead, CPA

                                 INSYNQ, INC.
                                 BALANCE SHEET
                               December 31, 1999

              ASSETS

Current Assets
Cash and equivalents (Note 2)                                        $   316,499
Accounts receivable, net of
allowance for doubtful accounts (Note 3)                                  23,789
Employee advances                                                          3,319
Resale inventory (Note 4)                                                  4,757
Work in process (Note 5)                                                  46,727
Prepaid expenses                                                           8,777
                                                                     -----------

Total Current Assets                                                     403,869

Fixed Assets (Note 6)

Computer hardware                                                        114,019
Computer software                                                         80,198
Equipment                                                                120,816
Furniture and fixtures                                                    30,905
Capitalized lease equipment                                              587,517
                                                                     -----------

Total fixed assets                                                       933,455
Less accumulated depreciation                                             65,182
                                                                     -----------

Book Value Fixed Assets                                                  868,273

Other Assets

Intellectual property, net of amortization (Note 7)                       97,500

Deposits                                                                   5,000

Deferred tax benefits (Note 10)                                          352,958
                                                                     -----------

Total  Other Assets                                                      455,458


TOTAL ASSETS                                                          $1,727,601
                                                                     ===========

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                                 BALANCE SHEET
                               December 31, 1999

             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable, trade                                            $    94,751
Accrued payroll taxes                                                   10,270
Accrued business taxes                                                  19,567
Employee benefits payable                                                  669
Accrued bonuses                                                         15,000
Customer deposits                                                       29,427
Shareholder subscription refunds (Note 8)                              167,488
Current portion capital lease obligation (Note 9)                      166,869
                                                                   -----------

Total Current Liabilities                                              504,040

Capital Lease Obligation (Note 9)                                      420,648

Deferred Revenue and Liabilities

Deferred income tax liability (Note 10)                                 50,966
Deferred revenue                                                         4,865
                                                                   -----------

Total Deferred Revenue and Liabilities                                  55,831
                                                                   -----------

Total Liabilities and Deferred Income                                  980,520

SHAREHOLDERS' EQUITY (Note 15)

Common stock, no par value, authorized
20,000,000 shares, issued and
Outstanding 9,895,900 shares                                         1,352,650
Paid in capital                                                          1,242
Retained earnings                                                     (606,811)
                                                                   -----------

Total Shareholders' Equity                                             747,081


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $1,727,601
                                                                   ===========

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                               INCOME STATEMENT
                 For the Twelve Months Ended December 31, 1999

Sales                                                    $ 145,722
Cost of Sales                                              110,083
                                                         ---------

Gross Profit                                                35,639
                                                         ---------

Expenses:
  Depreciation and amortization expense                     89,385
  Interest and finance charges                              12,789
  General administrative expenses                          819,031
                                                         ---------
    Total expenses                                         921,205

Other income (expense)                                      43,423

Loss from operations before income taxes                  (842,143)

Federal income tax expense (Note 6)
Current expense                                                  0
Deferred tax benefit                                      (279,341)
                                                         ---------
Total federal income tax expense                          (279,341)

Net (loss) income                                        $(562,801)
                                                         =========

            See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                            STATEMENT OF CASH FLOWS
                     For the Year Ended December 31, 1999

Cash Flows From Operating Activities

Net income                                                         $ (562,801)
Adjustments to reconcile net income (loss) to net cash
  provided by (used by) operating activities:
Depreciation and amortization                                          89,385
Gain on disposition of assets                                             (51)
Deferred tax benefits                                                (279,341)

(Increase) decrease in:
Accounts receivable                                                   (24,430)
Reserve for doubtful accounts                                           1,469
Prepaid expense                                                        (8,777)
Inventories                                                           (51,484)
Other current assets                                                   (3,319)
Deposits                                                               (5,000)

Increase (decrease) in:
Accounts payable                                                       29,208
Accrued expenses                                                       45,143
Other liabilities                                                     201,780
                                                                   ----------

Total Adjustments                                                      (5,418)

Net cash provided by (used in) operating activities                  (568,219)

Cash Flows From Investing Activities

Capital expenditures, net of dispositions                            (856,835)
                                                                   ----------

Net cash provided by (used in) investing activities                  (856,835)

Cash Flows From Financing Activities

Additional paid in capital                                              1,242
Proceeds from issuance of common stock                              1,222,650
Capital lease obligations                                             587,517
Net repayments of loans                                               (70,000)
                                                                   ----------

Net cash provided by (used in) financing activities                 1,741,409
                                                                   ----------

Net increase (decrease) in cash and cash equivalents                  316,355

Cash and cash equivalents at beginning of year                            146
                                                                   ----------

Cash and cash equivalents at end of year                           $  316,501

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                     For the Year Ended December 31, 1999

CAPITAL STOCK

5,500,000 common shares issued to founders                                      $  130,000
                                                                                ----------

Balance at December 31, 1998                                                       130,000

Issuance of subscribed common stock to related parties

383,000 common shares                                                              383,000

Issuance of subscribed common stock under private offering

950,988 common shares                                                              950,988

Issuance of compensatory shares to employees and outside vendors for services

3,229,400 common shares                                                             56,150

Less refund of stock subscriptions to unqualified investors

167,488 common shares                                                             (167,488)
                                                                                ----------

Balance of Capital Stock at December 31, 1999                                    1,352,650

PAID IN CAPITAL

Excess amounts paid over fair value of common shares issued                          1,242
                                                                                ----------

Total common stock and paid in capital at December 31, 1999                     $1,353,892
                                                                                ==========

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1999


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------

Company Background: Insynq, Inc. ("Insynq" or the "Company"), conceptualized in 1997, was incorporated as a Washington corporation on August 31, 1998. The Company is a provider of computer hardware, software, computer/internet related telephonic requirements and services, access to web services of all kinds, access to internet marketing assistance and related equipment and services. It offers these services as an integrated whole; in other words, Insynq is an on-line provider of hardware and software, together with related support services, on a rental, fee or sales basis.

Inventory: Inventories are stated at the lower of cost or market and represent parts and supplies on hand for resale. Cost is determined on the first-in, first-out method.

Property and Depreciation: Equipment and hardware is stated at cost. Depreciation, including amortization of capital leases, for financial statement purposes is calculated using straight-line and declining balance methods. The cost of maintenance and repairs is charged to income as incurred; significant replacements are capitalized.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income Taxes: Income taxes are provided for the tax effects of transactions reported in the financial statements, and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized on all significant differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (use of different depreciation methods and lives for financial statement and income tax purposes), and net operating losses carried forward. Deferred tax assets and liabilities represent the future tax return consequence of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled in the future, based upon enacted tax laws and rates applicable at that time. Non-current income tax expense reflects the net change during the period in deferred tax assets and liabilities.

Cash and Cash Equivalents: For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Note 2 - CASH
------

The Corporation had cash with Wells Fargo Bank that exceeded the maximum amount of FDIC coverage. The amount at risk as of December 31, 1999 was $198,932.

Note 3 - ACCOUNTS RECEIVABLE
------

The Company had established an allowance for doubtful accounts based upon the history of account collection and prior bad debts. The provision at December 31, 1999 is $1,469.

Note 4 - RESALE INVENTORY
------

Inventory consisting of computer hardware, parts and supplies is carried at cost and held for resale to customers, and totaled $4,757. at December 31, 1999.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1999


Note 5 - WORK IN PROCESS
------

Work in process consists of computer hardware, parts and supplies of $40,918. and labor charges of $5,809. for jobs in process as of December 31, 1999.


Note 6 - FIXED ASSETS
------

Depreciation expense for the year ended December 31, 1999 is $65,182. Additions to fixed assets for the same period are as follows:

           Computer hardware                          $  37,399
           Computer software                             80,193
           Equipment                                    120,816
           Furniture and fixtures                        30,905
           Capitalized lease equipment                  587,517
                                                      ---------

             Total additions to fixed assets          $ 856,830
                                                      =========

Note 7 - INTELLECTUAL PROPERTY
------

The Company acquired the rights to the "Insynq Project" on September 16, 1998 in exchange for 5,500,000 common shares of stock valued at $130,000. The "Insynq Project" consisting of tangible and intangible properties is the development of a proprietary data utility services system. The cost is amortized over sixty months with accumulated amortization of $2,889. at December 31, 1998. (See Note
10)


Note 8 - SHAREHOLDER SUBSCRIPTION REFUNDS
------

The Company sold 950,988 shares of common stock pursuant to a private offering. Upon detailed review, it was determined that 167,488 shares were issued to unsophisticated investors. The Company refunded the money to the investors in January, 2000.


Note 9 - CAPITAL LEASE OBLIGATION
------

The Company acquired computer hardware under a capital lease agreement with Hewlett Packard dated August 20, 1999. The capitalized cost of the assets acquired is included under fixed assets at a cost of $587,517. less accumulated depreciation of $19,584. at December 31, 1999.

The lease is payable at $21,133. per month over thirty-six months beginning April 1, 2000. The future minimum lease payments are as follows for the years ending December 31/st/:

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1999


Note 9 - CAPITAL LEASE OBLIGATION (Continued)
------

                      Year                       Amount
                      ----                       ------
                      2000                      $    166,869
                      2001                           191,064
                      2002                           160,387
                      2003                            35,899
                                                ------------
                                                     554,219
           Add deferred discount                      33,298
                                                ------------

           Total lease payments over the
            contract period                     $    587,517
                                                ============


           Total lease payments over the contract period          $   587,517
           Amount representing interest                              (139,954)
                                                                  -----------
           Present value of future minimum payments                   447,563
           Less current portion                                      (166,869)
                                                                  -----------

             Long term portion                                    $   280,694
                                                                  ===========

Note 10 - INCOME TAXES
-------

Income tax expense consists of the following components:

           Current provision                                      $         0
           Deferred provision:
            Tax benefit of operating loss carryforward               (330,307)
            Deferred tax liability on accelerated
             depreciation methods                                      50,966
                                                                  -----------

             Total income tax expense (benefit)                   $  (279,341)
                                                                  ===========

The following reconciles pre-tax income reported in the financial statements to the current provision:

           Pre-tax accounting income or (loss)                    $  (827,143)
           Permanent differences arising from:
            Non-deductible expenses                                     5,551
           Temporary differences arising from:
            Accelerated tax depreciation                             (149,900)
                                                                  -----------

              Taxable income or (loss)                            $  (971,492)
                                                                  ===========

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1999


Note 10 - INCOME TAXES (Continued)
-------

The Corporation has unused net operating loss carryforwards of $66,661. expiring in the year 2013, and $971,492. expiring in the year 2014.


Note 11 - RELATED PARTY TRANSACTIONS
-------

The Company was capitalized with $130,000 of stated value for `Intellectual Property' acquired from the founding shareholders in exchange for 5,500,000 of common stock (See Note 7). The Company purchased $70,000 of equipment from Charles Benton, a founding shareholder. The equipment was purchased with a demand note, secured by the equipment. The note was paid in full on December 20, 1999.

The Company had accounts payable totaling $118,000. due to Interactive Information Systems Corp. Both companies have common shareholders. The debt is represented by startup costs, current expenditures, and equipment that was paid for on behalf of the Company. Under an agreement reached November 12, 1999 between both companies, 118,000 restricted common shares were issued in satisfaction of the debt.


Note 12 - COMMITMENTS
-------

The Company has an operating lease with Vantas Sacramento, LLC for use of executive offices and administrative staff at the Roseville, California business location dated September 13, 1999 for a monthly fixed fee of $4,032. The term of the lease is for six months and the minimum future rental payments total $16,128.

The Company has entered into a sublease agreement with Duane and Eddy Ashby for office space located in the Seafirst Plaza Building, Tacoma, Washington dated November 1, 1999 for a term commencing November 15, 1999 and expiring July 31, 2000 for a monthly fee of $2,345. There is a second lease agreement covering the same property commencing August 1, 2000 through July 31, 2003 at $2,479. per month. The future minimum rental payments through the year 2003 is $105,659.


Note 13 - EMPLOYEE STOCK OPTION PLAN
-------

On November 15, 1999 the Corporation approved the implementation of an Incentive Stock Option Plan for key employees, whereby the Board of Directors may issue incentive stock options for the purchase of unissued common stock, no par value, at fair market value. Such shares may not exceed 120,000 in the aggregate for all employees. Stock options are non-transferable and must be exercised under the terms of the plan and offering as directed by the Board of Directors. Key employees and shareholders in common, with more than 10% ownership, may exercise incentive stock options at 110% of fair market value. Disposition of such shares may not occur until two years after the date of the grant of the incentive stock option.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1999


Note 14 - SUPPLEMENTARY CASH FLOW INFORMATION
-------

The following non-cash transactions have been appropriately excluded from the statement of cash flows:

The Company has entered into an agreement with Horizon Holdings I, LLC to provide facilities management services at its location in Tacoma, Washington at the Tacoma Technology Center. The agreement to provide collaborative management services is effective July 1, 1999 for a monthly base fee of $3,000. and will continue through December 31, 2000. The Company will have the use of this location for its data utility equipment in exchange for managing the facilities. The rental value of the office space is offset with an appropriate charge to service income. Future minimum rental payments over the life of the agreement total $42,000.


Note 15 - STOCKHOLDERS' EQUITY
-------

On September 13, 1999 the Executive Board approved an offering of its common stock, no par value, pursuant to a private offering of units for a period of time not exceeding 180 days, including extensions. The shares will be sold as units, consisting of one share of common stock, and one Class A warrant for an additional share and one Class B Warrant for an additional share. Common shares will be offered at $1.00 per share, no par value. Warrants, callable by the Corporation, will be exercised at the price stipulated in the offering. As of December 31, 1999, the Company issued 950,988 units. (See Note 8)

On September 30, 1999 the Corporation amended the Articles of Incorporation to increase authorization of common stock to 20,000,000 shares with an additional authorization of 5,000,000 convertible preferred shares with two for one common share voting privileges. Upon the same date, the Board of Directors with approval of the shareholders ratified a three for two stock split for stockholders of record on December 16, 1999 and further authorized business combination transactions.


NOTE 16 - RETAINED EARNINGS
-------

The amount of deferred tax asset and liability estimates as of December 31, 1998 has been reflected in the prior year retained earnings balance for presentation purposes to conform with the Statements on Financial Accounting Standards and generally accepted accounting principles.

NOTE 17 - SUBSEQUENT EVENTS
-------

The Corporation has executed a nine-year lease with Colliers International, Inc. for office space located at 1101 Broadway Plaza, Tacoma, Washington commencing February 1, 2000 in the amount of $14,963. per month.

On February 9, 2000 the shareholders ratified an amendment to the minutes of the September 30, 1999 board meeting to affect the stock split to 1.4 shares to be issued for every 1 share outstanding and also to change the effective date of the stock split for stockholders of record as of January 24, 2000. At the same meeting, the shareholders approved and resolved the sale of all corporate assets and liabilities to Xcel Management, Inc. in exchange for 7,604,050 shares of restricted common stock, thereby dissolving the Corporation through liquidation of assets.

G. BRAD BECKSTEAD
-----------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984
                                                                425.928.2877efax



March 15, 2000


To Whom It May Concern:

The firm of G. Brad Beckstead, CPA, consents to the inclusion of my report of March 15, 2000, on the Financial Statements of Insynq, Inc. as of December 31, 1999, in any filings which are necessary now or in the near future to be filed with the US Securities and Exchange Commission.

Signed,

/s/ G. Brad Beckstead

G. Brad Beckstead, CPA
Nevada License #2701

G.BRAD BECKSTEAD
----------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984
                                                                425.928.2877efax



                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------


March 15, 2000

Board of Directors
Insynq, Inc.
Tacoma, WA 98405

I have audited the Balance Sheet of Insynq, Inc.(the "Company"), as of December 31, 1998, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insynq, Inc. as of December 31, 1998, in conformity with generally accepted accounting principles.


/s/ G. Brad Beckstead

G. Brad Beckstead, CPA

                                 INSYNQ, INC.
                                 BALANCE SHEET
                               December 31, 1998


                    ASSETS
Current Assets
Cash and equivalents                                           $    146
Accounts receivable, net of
allowance for doubtful accounts (Note 2)                            655
                                                               --------

Total Current Assets                                                801

Fixed Assets (Note 3)
Computer hardware                                                43,944
Computer software                                                 7,907
Equipment                                                        24,769
                                                               --------

Total fixed assets                                               76,620
Less accumulated depreciation                                     5,459
                                                               --------

Book Value Fixed Assets                                          71,161

Other Assets
Intellectual property, net of amortization (Note 4)             127,111
Organization costs, net of amortization                           3,805
Trademark costs, net of amortization                              1,505
Deferred tax benefits (Note 6)                                   20,849
                                                               --------

Total  Other Assets                                             153,270
                                                               --------

TOTAL ASSETS                                                   $225,232
                                                               ========

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                                 BALANCE SHEET
                               December 31, 1998

     LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable, trade                                        $ 65,380
Accrued business taxes                                              363
Short term loans (Note 5)                                        70,000
                                                               --------

Total Current Liabilities                                       135,744
Common stock, no par value, authorized
10,000,000 shares, issued and
outstanding 5,500,000 shares                                    130,000
Retained earnings                                               (40,512)
                                                               --------

Total Shareholders' Equity                                       89,488


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $225,232
                                                               ========

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                               INCOME STATEMENT
                 For the Twelve Months Ended December 31, 1998

Sales                                                           $  4,471
Cost of Sales                                                      9,068
                                                                --------

Gross Profit                                                      (4,597)
                                                                --------

Expenses:
  Depreciation and amortization expense                            8,737
  Interest and finance charges                                        14
  General administrative expenses                                 48,013
                                                                --------
    Total expenses                                                56,764

Loss from operations before income taxes                         (61,361)

Federal income tax expense (Note 6)
Current expense                                                        0
Deferred tax benefit                                             (20,849)
                                                                --------
Total federal income tax expense                                 (20,849)

Net (loss) income                                               $(40,512)
                                                                ========

            See accompanying Independent Auditor's Report and Notes.

                                  INSYNQ, INC.
                            STATEMENT OF CASH FLOWS
                               December 31, 1998


Cash Flows From Operating Activities
      Net income                                                     $ (40,512)
      Adjustments to reconcile net income (loss) to net cash
      provided by (used by) operating activities:
         Depreciation and amortization                                   8,737
         Provision for deferred income taxes                           (20,849)
      (Increase) or decrease in:
         Accounts receivable                                              (655)
         Other assets                                                 (135,699)
         Increase or (decrease) in:
         Accounts payable                                               65,380
         Accrued expenses                                                  363
                                                                     ---------

         Total Adjustments                                             (82,722)
                                                                     ---------

         Net cash provided by (used in) operating activities          (123,234)

Cash Flows From Investing Activities
      Payments for the purchase of property                            (76,620)
      Capital expenditures                                                   0
                                                                     ---------

         Net cash provided by (used in) investing activities           (76,620)

Cash Flows From Financing Activities
      Proceeds from loans                                               70,000
      Proceeds from issuance of common stock                           130,000
                                                                     ---------

         Net cash provided by (used in) financing activities           200,000


         Net increase (decrease) in cash and cash equivalents              146

         Cash and cash equivalents at beginning of year                      0
                                                                     ---------

         Cash and cash equivalents at end of year                    $     146
                                                                     =========

         Supplemental cash flow disclosures

         Interest expense                                                   14

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                               December 31, 1998


                                                        Amount
                                                       --------
Issuance of subscribed common stock from the date
of incorporation through December 31, 1998

    5,500,000 common shares                           $130,000
                                                       --------


Balance of Capital Stock at December 31, 1998          $130,000

           See accompanying Independent Auditor's Report and Notes.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1998



Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------

Company Background: Insynq, Inc. ("Insynq" or the "Company"), conceptualized in 1997, was incorporated as a Washington corporation on August 31, 1998. The Company is a provider of computer hardware, software, computer/internet related telephonic requirements and services, access to web services of all kinds, access to internet marketing assistance and related equipment and services. It offers these services as an integrated whole; in other words, Insynq is an on-line provider of hardware and software, together with related support services, on a rental, fee or sales basis.

Inventory: Inventories are stated at the lower of cost or market and represent parts and supplies on hand for resale. Cost is determined on the first-in, first-out method.

Property and Depreciation: Equipment and hardware is stated at cost. Depreciation, including amortization of capital leases, for financial statement purposes is calculated using straight-line and declining balance methods. The cost of maintenance and repairs is charged to income as incurred; significant replacements are capitalized.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income Taxes: Income taxes are provided for the tax effects of transactions reported in the financial statements, and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized on all significant differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (use of different depreciation methods and lives for financial statement and income tax purposes), and net operating losses carried forward. Deferred tax assets and liabilities represent the future tax return consequence of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled in the future, based upon enacted tax laws and rates applicable at that time. Non-current income tax expense reflects the net change during the period in deferred tax assets and liabilities.

Cash and Cash Equivalents: For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Note 2 - ACCOUNTS RECEIVABLE
------

The Company had established an allowance for doubtful accounts based upon the history of account collection. The provision at December 31, 1998 was $0.

Note 3 - FIXED ASSETS
------

Depreciation expense for the year ended December 31, 1998 is $5,459. Additions to fixed assets for the same period are as follows:

           Computer hardware                 $        43,944
           Equipment                                   7,907
           Furniture and fixtures                     24,769
                                             ---------------

             Total additions to fixed
             assets                          $        76,620
                                             ===============

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1998


Note 4 - INTELLECTUAL PROPERTY
------

The Company acquired the rights to the "Insynq Project" on September 16, 1998 in exchange for 5,500,000 common shares of stock valued at $130,000. The "Insynq Project" consisting of tangible and intangible properties is the development of a proprietary data utility services system. The cost is amortized over sixty months with accumulated amortization of $2,889. at December 31, 1998. (See
Note 9)


Note 5 - SHORT TERM LOANS
------

Loans payable consist of a promissory note dated September 16, 1998 payable to Charles F. Benton, secured by equipment. The note is payable in monthly installments of $2,588. beginning February 5, 1999, including interest at 8.5% per annum. On October 31, 1999 the note was cancelled and reissued in the form of a promissory note due on demand for the amount of unpaid principal plus accrued interest, which was subsequently paid in full on December 20, 1999. (See
Note 9)

Note 6 - INCOME TAXES
------

Income tax expense consists of the following components:

           Current provision                                   $             0
           Deferred provision:
            Tax benefit of operating loss carryforward                 (20,849)
                                                               ---------------

              Total income tax expense (benefit)               $       (20,849)
                                                               ===============

The following reconciles pre-tax income reported in the financial statements to the current provision:

           Pre-tax accounting income or                         $      (61,361)
           (loss)
           Permanent differences arising
           from:
             Non-deductible expenses                                       540
                                                                --------------

               Taxable income or (loss)                         $      (61,321)
                                                                ==============

The Corporation's net operating loss in 1998 will carryforward to the year 2013.


Note 7 - COMMITMENTS
------

Capital Leases:

The Company acquired computer hardware under a capital lease agreement with Hewlett Packard on August 20, 1999. The capitalized cost of the assets acquired is $587,517. The lease is payable at $21,133. per month over thirty-six months beginning April 1, 2000.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1998


Note 7 - COMMITMENTS (Continued)
------

Operating Leases:

The Company entered into a six month lease agreement with Vantas Sacramento, LLC for use of executive offices and administrative staff at a Roseville, California business location on September 13, 1999 for a monthly fixed fee of $4,032.

The Company entered into a sublease agreement with Duane and Eddy Ashby for office space located in the Seafirst Plaza Building, Tacoma, Washington on November 1, 1999 for a term commencing November 15, 1999 and expiring July 31, 2000 for a monthly fee of $2,345. There is a second lease agreement covering the same property commencing August 1, 2000 through July 31, 2003 at $2,479. per month.

The Company has entered into an agreement with Horizon Holdings I, LLC to provide facilities management services at its location in Tacoma, Washington at the Tacoma Technology Center. The agreement to provide collaborative management services is effective July 1, 1999 for a monthly base fee of $3,000. and will continue through December 31, 2000. In lieu of the services performed the Company will have the use of this location for its data utility equipment. The rental value of the office space will offset service income.

The Company has executed a nine-year lease with Colliers International, Inc. for office space located at 1101 Broadway Plaza, Tacoma, Washington commencing February 1, 2000 in the amount of $14,963. per month.


NOTE 8 - STOCKHOLDERS' EQUITY
------

On September 13, 1999 the Board of Directors approved an offering of its common stock, no par value, pursuant to a private offering of units, consisting of one share of common stock, and one Class A warrant for an additional share and one Class B Warrant for an additional share.

On September 30, 1999 the Corporation amended the Articles of Incorporation to increase authorization of common stock to 20,000,000 shares with an additional authorization of 5,000,000 convertible preferred shares with two for one common share voting privileges.

On February 9, 2000 the shareholders ratified an amendment to affect a stock split to 1.4 shares to be issued for every 1 share outstanding effective for stockholders of record as of January 24, 2000.


NOTE 9 - RELATED PARTY TRANSACTIONS
------

The Company was capitalized with $130,000 of stated value for `Intellectual Property' acquired from the founding shareholders in exchange for 5,500,000 of common stock. The Company purchased $70,000 of equipment from Charles Benton, a founding shareholder. The equipment was purchased with a demand note, secured by the equipment. The note was paid in full on December 20, 1999.

The Company has accounts payable in the amount of $55,911. due to Interactive Information Systems Corp., with shareholders in common. The amounts represent startup costs, current expenditures, and equipment that were paid for on behalf of the Company. Under an agreement reached November 12, 1999 between both companies, restricted common shares were issued in satisfaction of the debt.

                                 INSYNQ, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               December 31, 1998



NOTE 10 - SUBSEQUENT EVENTS
-------

On February 9, 2000, the shareholders approved and resolved the sale of all corporate assets and liabilities to Xcel Management, Inc. in exchange for 7,604,050 shares of restricted common stock, thereby dissolving the Corporation through liquidation of assets.

G. BRAD BECKSTEAD
---------------------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984



March 15, 2000


To Whom It May Concern:

The firm of G. Brad Beckstead, CPA, consents to the inclusion of my report of March 15, 2000, on the Financial Statements of Insynq, Inc. as of December 31, 1998, in any filings which are necessary now or in the near future to be filed with the US Securities and Exchange Commission.

Signed,

/s/ G. Brad Beckstead

G. Brad Beckstead, CPA
Nevada License #2701

G.BRAD BECKSTEAD
----------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984
                                                             425.928.2877 (efax)


                    INDEPENDENT ACCOUNTANTS' REVIEW REPORT

Board of Directors
Xcel Management, Inc.
(formerly Palace Casinos, Inc.)
Tacoma, WA

I have reviewed the accompanying balance sheet of Xcel Management, Inc. (formerly Palace Casinos, Inc.) as of February 29, 2000 and the related statements of income for the three-month and nine-month periods ended February 29, 2000 and February 28, 1999, and statements of cash flows for the nine-month periods ending February 29, 2000 and February 28, 1999. These financial statements are the responsibility of the Company's management.

I conducted my reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my reviews, I am not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with generally accepted accounting principles.

Other auditors have previously audited, in accordance with generally accepted auditing standards, the balance sheet of Xcel Management, Inc. (formerly Palace Casinos, Inc.) (a development stage company) as of May 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year then ended (not presented herein) and in their report dated December 29, 1999, they expressed an unqualified opinion on those financial statements.


/s/G. Brad Beckstead, CPA


June 21, 2000
Las Vegas, Nevada
License #2701

                             XCEL MANAGEMENT, INC.

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  (UNAUDITED)

     On January 26, 2000, the Registrant entered into an Asset Purchase Agreement with Insynq, Inc. ("Insynq"), a closely-held Washington corporation engaged in providing hardware, software, computer internet and related telecommunications services and products to small businesses and high-end home offices. (See "Current Business of the Company,"). The terms of the Agreement were substantially completed on February 18, 2000. Under the terms of the Agreement, the Registrant acquired substantially all of the assets of Insynq, and assumed substantially all of the obligations of Insynq, in exchange for the issuance by the Company of a total of 7,604,050 shares of restricted common stock of the Company, to the Insynq shareholders pro rata in a liquidating distribution. As a result of the transaction, the Company now has a total of approximately 9,915,424 shares issued and outstanding, of which 7,604,050 shares, or approximately 76.7% are now held by the former Insynq shareholders.


     In connection with the Agreement, the Registrant has assumed essentially all of the obligations and liabilities of Insynq, including capital lease obligations on equipment (approximately $587,517 as of December 31, 1999), accounts payable, accrued payroll and other business taxes, notes payable, and other liabilities. As of December 31, 1999, total liabilities of Insynq were $980,520. In addition to such liabilities, the Company has agreed to assume all other contractual obligations of Insynq. In that regard, the Company has entered into or will enter into employment contracts wih certain individuals who were executives or key employees of Insynq, on substantially the same terms of employment between the individuals and Insynq. In addition, the Company has agreed to assume all equipment leases, leasehold obligations covering office space utilized by Insynq, all consulting contracts, and all other contract obligations.

     The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Insynq, Inc.'s operations included in the Company's combined financial statements from the date of acquisition.

     The accompanying pro forma condensed combined financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The pro forma condensed combined balance sheet as of December 31, 1999 is based on the historical balance sheets of the Company and Insynq, Inc. as of that date and assumes the acquisition took place on that date. The pro forma condensed combined statements of income for the year December 31, 1999 are based on the historical statements of income of the Company and Insynq, Inc. for that period. The pro forma condensed combined statements of income assume the acquisition took place on December 31, 1999.

     The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed combined financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

     The accompanying pro forma condensed combined financial statements should be read in connection with the historical financial statements of the Company and Insynq, Inc.

                             Xcel Management, Inc.

                        (formerly Palace Casinos, Inc.)

                              (proforma combined)

                                 Balance Sheet

                      February 29, 2000 and May 31, 1999

                                                      Unaudited                  Unaudited
                                                       2/29/00                    5/31/99
                                                     ----------                  ---------
Assets
Current assets:
  Cash and equivalents                               $  374,592                   $    501
  Accounts receivable, net of allowance for              41,915                      3,424
   doubtful accounts
  Employee advances                                      10,209                         --
  Resale inventory                                        8,104                      2,246
  Work in process                                        43,450                         --
  Prepaid expenses                                       21,539                         --
  Refundable expenses                                        --                     30,180
                                                     ----------                   --------
          Total current assets                          499,809                     36,351
                                                     ----------                   --------

Fixed assets:
  Computer hardware                                     124,292                     50,637
  Computer Software                                      92,087                      8,876
  Equipment                                             166,450                     24,948
  Furniture and fixtures                                 74,481                         --
  Capitalized lease equipment                           587,517                         --
  Leasehold improvements                                 35,442                         --
                                                     ----------                   --------
                                                      1,080,269                     84,461
  Less accumulated depreciation                         (65,182)                    (5,459)
                                                     ----------                   --------
          Total fixed assets                          1,015,087                     79,002
                                                     ----------                   --------

Other assets:
  Intellectual property, net of amortization             91,738                    128,616
  Deposits                                              164,043                         --
  Deferred tax benefits                                 352,958                     43,500
                                                     ----------                   --------
          Total other assets                            608,739                    172,116
                                                     ----------                   --------

Total Assets                                         $2,123,635                   $287,469
                                                     ==========                   ========

            See accompanying Independent Auditor's Report and Notes.

                             Xcel Management, Inc.

                        (formerly Palace Casinos, Inc.)

                              (proforma combined)

                                 Balance Sheet

                      February 29, 2000 and May 31, 1999

                                                     Unaudited           Unaudited
                                                      2/29/00             5/31/99
                                                    -----------         ------------
Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable                                  $   197,919         $    155,330
  Accrued payroll taxes                                  26,777                  626
  Accrued sales tax                                      13,979                1,137
  Interest payable                                           --                6,050
  Employee benefits payable                               1,675                   --
  Accrued bonuses                                        15,000                   --
  Customer deposits                                      15,419                   --
  Offering refunds                                       15,000                   --
  Deferred revenue                                        3,330                   --
  Current portion of long-term debt                     166,869                   --
                                                    -----------         ------------
          Total current liabilities                     455,968              163,143
                                                    -----------         ------------

Long-Term Debt:
  Capital leases payable, net of current                475,825               70,000
   portion

Other Liabilities:
  Deferred tax liability                                 50,966                   --
                                                    -----------         ------------

Total Liabilities                                       982,759              233,143
                                                    -----------         ------------

Shareholders' Equity:
  Common stock, $0.001 par value, 50,000,000
   shares authorized, 9,404,050 shares
   issued and outstanding                                 9,404                1,800
  Additional paid-in capital                          2,240,271           19,601,690
  Subscriptions receivable                                   --              (25,000)
  (Deficit)/Retained earnings                        (1,108,799)         (19,524,164)
                                                    -----------         ------------
          Total shareholders' equity                  1,140,876               54,326
                                                    -----------         ------------

Total Assets                                        $ 2,123,635         $    287,469
                                                    ===========         ============

           See accompanying Independent Auditor's Report and Notes.

                             Xcel Management, Inc.
                        (formerly Palace Casinos, Inc.)
                              (proforma combined)
                               Income Statement
      For the Three Months Ending February 29, 2000 and February 28, 1999
    And For the Nine Months Ending February 29, 2000 and February 28, 1999

                                                      Three Months Ending                Nine Months Ending
                                                            February                          February
                                                  ----------------------------      ----------------------------
                                                  (Unaudited)      (Unaudited)      (Unaudited)       (Unaudited)
                                                      2000             1999            2000              1999
                                                  -----------       ----------      -----------       ----------
Sales                                             $    71,594       $    5,334      $   186,635       $    8,879
Cost of Sales                                         179,984            6,993          345,564           25,980
                                                  -----------      -----------      -----------      -----------

Gross profit                                         (108,390)          (1,659)        (158,929)         (17,101)
                                                  -----------      -----------      -----------      -----------

Expenses
  Amortization                                         11,932            3,278           29,611            3,278
  Depreciation                                         54,753            5,277           59,723            5,823
  Interest                                              1,687            3,800            7,090            3,801
  General administrative expenses                     876,217           31,035        1,157,353           64,587
                                                  -----------      -----------      -----------      -----------
     Total Expenses                                   944,589           43,390        1,253,777           77,489
                                                  -----------      -----------      -----------      -----------

Other income (expenses)                                 2,678                -           45,415                -
                                                  -----------      -----------      -----------      -----------

Loss from operations before income
 taxes and extraordinary income                    (1,050,301)         (45,049)      (1,367,291)         (94,590)
                                                  -----------      -----------      -----------      -----------

Federal income tax expense:
  Current expense                                           -                -                -                -
  Deferred tax benefit                                209,494           20,849          258,492           20,849
                                                  -----------      -----------      -----------      -----------
  Total federal income tax expense                    209,494           20,849          258,492           20,849
                                                  -----------      -----------      -----------      -----------

Loss from operations before
 extraordinary income                                (840,807)         (24,200)      (1,108,799)         (73,741)
                                                  -----------      -----------      -----------      -----------

Extraordinary income:
  Gain on extinguishment of debt net
   of zero tax expense                                      -          469,050                -          469,050
                                                  -----------      -----------      -----------      -----------
  Total extraordinary income                                -          469,050                -          469,050
                                                  -----------      -----------      -----------      -----------

Net (loss) income                                    (840,807)         444,850       (1,108,799)         395,309
                                                  ===========      ===========      ===========      ===========
Weighted average number of common
 shares outstanding                                 9,404,050        1,800,000        9,404,050        1,800,000
                                                  ===========      ===========      ===========      ===========

Net income (loss) per share                       $     (0.09)     $      0.25      $     (0.12)     $      0.22
                                                  ===========      ===========      ===========      ===========

           See accompanying Independent Auditor's Report and Notes.

                             Xcel Management, Inc.
                        (formerly Palace Casinos, Inc.)
                              (proforma combined)
                            Statement of Cash Flows
      For the Nine Months Ending February 29, 2000 and February 28, 1999

                                                                              Unaudited                Unaudited
                                                                         Nine Months Ending        Nine Months Ending
                                                                                2/29/00                 2/28/99
                                                                         ------------------        ------------------
Cash flows from operating expenses

Net (loss) income                                                             $(1,108,799)           $      395,309

Adjustments to reconcile net income to net cash (used) provided by operating activities
     Amortization expense                                                          29,611                     3,278
     Depreciation expense                                                          59,723                     5,458
     Deferred income tax benefits                                                (332,109)                  (20,849)
     Gain on extinguishment of debt                                                    --                  (469,050)
     (Increase) decrease in:
       Accounts receivable, net                                                   (48,700)                   (3,900)
       Prepaid expense                                                            (21,539)                        -
       Inventories                                                                (49,308)                        -
       Other current assets                                                      (128,164)                   (5,699)
     Increase (decrease) in:
       Accounts payable                                                            96,340                    97,975
       Accrued expenses                                                            50,966
       Other liabilities                                                           25,002                     4,792
                                                                              -----------            --------------
Net cash (used) provided by operating activities                               (1,426,977)                    7,314
                                                                              -----------            --------------

Cash flows from investing activities

Purchase of fixed assets                                                         (990,435)                 (208,165)
                                                                              -----------            --------------
Net cash (used) by investing activities                                          (990,435)                 (208,165)
                                                                              -----------            --------------

Cash flows from financing activities
  Increase in notes payable                                                       571,611                    70,000
  Receipt of stock subscription                                                    25,000                         -
  Issuance of common stock                                                      2,193,650                   128,760
  Additional paid-in capital                                                        1,242                     2,139
                                                                              -----------            --------------
Net cash provided by financing activities                                       2,791,503                   200,899
                                                                              -----------            --------------

Net increase in cash                                                              374,091                        48
Cash - beginning                                                                      501                         -
                                                                              -----------            --------------
Cash - ending                                                                 $   374,592            $           48
                                                                              ===========            ==============

Supplemental disclosures
  Interest paid                                                               $         -            $            -
                                                                              ===========            ==============
  Income taxes paid                                                           $         -            $            -
                                                                              ===========            ==============

Non-cash financing activities
  Common stock issued for debt                                                $         -            $          900
                                                                              ===========            ==============

           See accompanying Independent Auditor's Report and Notes.

                             XCEL MANAGEMENT, INC.
                         NOTES TO FINANCIAL STATEMENTS

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------

Company Background: Xcel Management, Inc. (the "Company") was incorporated in the state of Utah on May 22, 1980, under the name "Ward's Gas & Oil," to engage in the oil and gas business. This business was terminated after a few years of operations. From November 1992 until approximately the end of 1995, the Company (which had changed its name to "Palace Casinos, Inc."), was engaged, through its then wholly-owned subsidiary, Maritime Group, Ltd. (the "Subsidiary"), in the development of a dockside gaming facility in Biloxi, Mississippi. In April, 1994, the Subsidiary completed the development of the Biloxi gaming facility, "Palace Casino," and commenced operations. On December 1, 1994, the Company and the Subsidiary separately filed voluntary petitions for relief under Chapter 11 of the federal bankruptcy laws. Although the Company's original bankruptcy petition was filed in the United States Bankruptcy Court for the District of Utah, Central Division, the supervision of the Company's Chapter 11 proceedings was transferred to the United States Bankruptcy Court for the Southern District of Mississippi (the "Bankruptcy Court"). On September 22, 1995, the Company, which had been operating as debtor-in-possession in connection with the bankruptcy proceeding, entered into an Asset Purchase Agreement under the terms of which it agreed, subject to the approval of the Bankruptcy Court, to sell substantially all of the Subsidiary's operating assets. This transaction was approved by the Bankruptcy Court, and completed in the end of 1995, with all of the net proceeds of the transaction being distributed to creditors. Following the completion of the sale of the Subsidiary's Assets, the Company had essentially no assets and liabilities and the Company's business operations essentially ceased, except for efforts to complete a plan of reorganization, described below.

On January 26, 2000, the Company entered into an Asset Purchase Agreement with Insynq, Inc. ("Insynq"), a closely-held Washington corporation engaged in providing hardware, software, computer internet and related telecommunications services and products to small businesses and high-end home offices. (See Note 18 below).

Inventory: Inventories are stated at the lower of cost or market and represent parts and supplies on hand for resale. Cost is determined on the first-in, first-out method.

Property and Depreciation: Equipment and hardware is stated at cost. Depreciation, including amortization of capital leases, for financial statement purposes is calculated using straight-line and declining balance methods. The cost of maintenance and repairs is charged to income as incurred; significant replacements are capitalized.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income Taxes: Income taxes are provided for the tax effects of transactions reported in the financial statements, and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized on all significant differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (use of different depreciation methods and lives for financial statement and income tax purposes), and net operating losses carried forward. Deferred tax assets and liabilities represent the future tax return consequence of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled in the future, based upon enacted tax laws and rates applicable at that time. Non-current income tax expense reflects the net change during the period in deferred tax assets and liabilities.

Cash and Cash Equivalents: For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                             XCEL MANAGEMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS

Note 2 - CASH
------

The Corporation had cash with Wells Fargo Bank that exceeded the maximum amount of FDIC coverage. The amount at risk as of February 29, 2000 was $267,279.

Note 3 - ACCOUNTS RECEIVABLE
------

The Company had established an allowance for doubtful accounts based upon the history of account collection and prior bad debts. The provision at February 29, 2000 is $1,469.

Note 4 - RESALE INVENTORY
------

Inventory consisting of computer hardware, parts and supplies is carried at cost and held for resale to customers, and totaled $8,104 at February 29, 2000.

Note 5 - WORK IN PROCESS
------

Work in process consists of computer hardware, parts and supplies of $37,641 and labor charges of $5,809 for jobs in process as of February 29, 2000.

Note 6 - FIXED ASSETS
-------

Depreciation expense for the nine months ended February 29, 2000 is $59,723. Additions to fixed assets for the same period are as follows:

           Computer hardware                                    $  73.655
           Computer software                                       83,211
           Equipment                                              141,502
           Furniture and fixtures                                  74,481
           Capitalized lease equipment                            587,517
           Leasehold improvements                                  35,442
                                                                ---------
           Total additions to fixed assets                      $ 995,808
                                                                =========

Note 7 - INTELLECTUAL PROPERTY, PATENTS, AND OTHER INTANGIBLES
------

Insynq acquired the rights to the "Insynq Project" on September 16, 1998 in exchange for 5,500,000 common shares of stock valued at $130,000. The "Insynq Project" consisting of tangible and intangible properties is the development of a proprietary data utility services system. The cost is amortized over sixty months with accumulated amortization of $29,611 at February 29, 2000.

Note 8 - CAPITAL LEASE OBLIGATION
------

1.47% capital lease payable to Hewlett Packard with
monthly principal and interest payments beginning in April
2000 of $21,133, secured by computer equipment, due March 2003.       $ 587,517

2.14% capital lease payable to Capital Connection with
monthly principal and interest payments beginning in April 2000
of $1,186, secured by computer equipment, due January 2003.              28,450

2.18% capital lease payable to Capital Connection with
monthly principal and interest payments beginning in February
2000 of $1,144, secured by telephone equipment, due November 2002.       26,727
                                                                      ---------

                                                                        642,694
Less current portion                                                   (162,735)
                                                                      ---------
Total long-term debt                                                  $ 479,959
                                                                      =========

                             XCEL MANAGEMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS


Note 8 - CAPITAL LEASE OBLIGATION (Continued)
------

                    Fiscal Year                                    Amount
                    -----------                                    ------
                       2001                                    $    162,735
                       2002                                         210,757
                       2003                                         215,077
                       2004                                          20,827
                                                               ------------
                                                                    609,396
           Add deferred discount                                     33,298
                                                               ------------

           Total lease payments over the contract period       $    642,694
                                                               ============

The Corporation has executed a nine-year lease with Colliers International, Inc. for office space located at 1101 Broadway Plaza, Tacoma, Washington commencing February 1, 2000 in the amount of $14,963.per month.

Note 9 - INCOME TAXES
------

Income tax expense consists of the following components:

           Current provision                                       $         0
           Deferred provision:
             Tax benefit of operating loss carryforward               (403,924)
             Deferred tax liability on accelerated
              depreciation methods                                      50,966
                                                                   -----------

              Total income tax expense (benefit)                   $  (352,958)
                                                                   ===========


The following reconciles pre-tax income reported in the financial statements to the current provision:

           Pre-tax accounting income or (loss)                  $ (1,050,301)
           Permanent differences arising from:
             Non-deductible expenses                                   5,551
           Temporary differences arising from:
             Accelerated tax depreciation                           (149,900)
                                                                ------------

               Taxable income or (loss)                         $ (1,194,650)
                                                                ============


The Company has unused net operating loss carryforwards of $66,661. expiring in the year 2013, and $971,492. expiring in the year 2014.

                             XCEL MANAGEMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS


Note 10 - RELATED PARTY TRANSACTIONS
--------

Insynq, Inc. was capitalized with $130,000 of stated value for `Intellectual Property' acquired from the founding shareholders in exchange for 5,500,000 of common stock (See Note 7). The Company purchased $70,000 of equipment from Charles Benton, a founding shareholder. The equipment was purchased with a demand note, secured by the equipment. The note was paid in full on December 20, 1999.

Note 11 - COMMITMENTS
-------

The Company has an operating lease with Vantas Sacramento, LLC for use of executive offices and administrative staff at the Roseville, California business location dated September 13, 1999 for a monthly fixed fee of $4,032. The term of the lease is for six months and the minimum future rental payments total $16,128.

The Company has entered into a sublease agreement with Duane and Eddy Ashby for office space located in the Seafirst Plaza Building, Tacoma, Washington dated November 1, 1999 for a term commencing November 15, 1999 and expiring July 31, 2000 for a monthly fee of $2,345. There is a second lease agreement covering the same property commencing August 1, 2000 through July 31, 2003 at $2,479. per month. The future minimum rental payments through the year 2003 is $105,659.

Note 12 - SUPPLEMENTARY CASH FLOW INFORMATION
-------

The following non-cash transactions have been appropriately excluded from the statement of cash flows:

The Company has entered into an agreement with Horizon Holdings I, LLC to provide facilities management services at its location in Tacoma, Washington at the Tacoma Technology Center. The agreement to provide collaborative management services is effective July 1, 1999 for a monthly base fee of $3,000. and will continue through December 31, 2000. The Company will have the use of this location for its data utility equipment in exchange for managing the facilities. The rental value of the office space is offset with an appropriate charge to service income. Future minimum rental payments over the life of the agreement total $42,000.

NOTE 13 - RETAINED EARNINGS
-------

The amount of deferred tax asset and liability estimates as of December 31, 1998 has been reflected in the prior year retained earnings balance for presentation purposes to conform with the Statements on Financial Accounting Standards and generally accepted accounting principles.

NOTE 14 - ASSET PURCHASE AGREEMENT
-------

On January 26, 2000, the Company entered into an Asset Purchase Agreement with Insynq, Inc. ("Insynq"), a closely-held Washington corporation engaged in providing hardware, software, computer internet and related telecommunications services and products to small businesses and high-end home offices. The terms of the Agreement were substantially completed on February 18, 2000. Under the terms of the Agreement, the Company acquired substantially all of the assets of Insynq, and assumed substantially all of the obligations of Insynq, in exchange for the issuance by the Company of a total of 7,604,050 shares of restricted common stock of the Company, to the Insynq shareholders pro rata in a liquidating distribution. As a result of the transaction, the Company now has a total of approximately 9,404,050 shares issued and outstanding, of which 7,604,050 shares, or approximately 81% are now held by the former Insynq shareholders. In connection with the Agreement, Insynq obtained approval of the sale of its assets by its shareholders at a duly called and convened shareholders' meeting.

                             XCEL MANAGEMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS


NOTE 14 - ASSET PURCHASE AGREEMENT (Continued)
-------

As a result of the Agreement, the Company has acquired essentially all of the assets, tangible and intangible, of Insynq, and has become engaged in Insynq's business, described below. These assets include computer hardware and software, related equipment, furniture and fixtures, proprietary technology developed by Insynq, described below, all contractual rights including capitalized lease equipment and other leasehold rights, tradenames and trademarks and all client lists and marketing data and materials, cash and cash equivalents, accounts receivable, inventory, work in progress and related assets. As indicated below, the asset considered most valuable by Insynq and the Company in completing the Agreement, is Insynq's proprietary data utility services system that was designed to offer enhanced technological computer processing and communication capabilities.

In addition, the Company has agreed to assume all equipment leases, leasehold obligations covering office space utilized by Insynq, all consulting contracts, and all other contract obligations. Finally, at the time of completion of the Insynq asset acquisition, Insynq had outstanding to various shareholders, a number of warrants and options, entitling the holders to purchase shares up to a total of 4,156,820 shares of restricted common stock of Insynq, which warrants and options have been converted into options and warrants to purchase a total of approximately 4,156,820 shares of the Company's common stock, at prices of between $.50 to $15.00 per share, not including options to purchase a total of approximately 4,010,150 shares of common stock granted under the Company's Incentive Plans. The exercise of all or any portion of these outstanding options and warrants would have the effect of substantially diluting the ownership of the present shareholders in the Company.

G. BRAD BECKSTEAD
-----------------
Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.528.1984
                                                             425.928.2877 (efax)



June 21, 2000


To Whom It May Concern:

The firm of G. Brad Beckstead, CPA, consents to the inclusion of my report of June 21, 2000, on the Financial Statements of Xcel Management, Inc. for the quarter February 29, 2000, in any filings which are necessary now or in the near future to be filed with the US Securities and Exchange Commission.

Signed,

/s/ G. Brad Beckstead, CPA

Nevada License #2701

                                                                       Exhibit B

                                PLAN OF MERGER


     THIS PLAN OF MERGER dated as of June __, 2000, is made and entered into by and between Xcel Management, Inc., a Utah corporation ("Xcel"), and Insynq, Inc., a Delaware corporation and a wholly-owned subsidiary of Xcel ("Insynq"). Insynq is sometimes hereinafter referred to as the "Surviving Corporation" and Xcel and Insynq are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                  WITNESSETH

     WHEREAS, Xcel is a corporation duly organized and existing under the laws of the state of Utah, having an authorized capital of 50,000,000 shares of common stock, par value $0.001 per share (the "Common Stock of Xcel"), of which 9,915,424 shares are issued and outstanding as of the date hereof; and

     WHEREAS, Insynq is a corporation duly organized and existing under the laws of the state of Delaware, having an authorized capital of 100,000,000 shares of common stock, par value $0.001 (the "Common Stock of Insynq"), of which 1,000 shares are issued and outstanding as of the date hereof, 10,000,000 shares of Class A common stock, par value $0.001 per share of which no shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares are issued and outstanding. All of the outstanding shares of Common Stock of Insynq are owned by Xcel; and

     WHEREAS, the respective boards of directors of Xcel and Insynq have each duly approved this Plan of Merger (the "Plan") providing for the merger of Xcel with and into Insynq with Insynq as the Surviving Corporation as authorized by the statutes of the state of Utah and Delaware, all for the purpose of changing the state of domicile of Xcel; and

     NOW THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger and the manner and basis of causing the shares of Common Stock of Xcel to be converted into shares of Common Stock of Insynq and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval and adoption of this Plan by the requisite vote of the stockholders of each Constituent Corporation, and subject to the conditions hereinafter set forth, as follows:

                                   ARTICLE I

                   MERGER AND NAME OF SURVIVING CORPORATION

     On the effective date of the merger, Xcel and Insynq shall cease to exist separately and Xcel shall be merged with and into Insynq, which is hereby designated as the "Surviving Corporation," the name of which on and after the effective date of the merger shall be "Insynq, Inc.," or such other name as may be available and the parties may agree to.

                                  ARTICLE II

                        TERMS AND CONDITIONS OF MERGER

     The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

          (a)  On the effective date of the merger:

               (1) Xcel shall be merged into Insynq to form a single corporation, and Insynq shall be, and is designated herein as, the Surviving Corporation;

               (2)  the separate existence of Xcel and Insynq shall cease;

               (3) the Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the Delaware General Corporation Law; and

               (4) the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in either Constituent Corporation shall not revert or be in any way impaired by reason of the merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; any claim existing or action or proceeding pending by or against either of such Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of either of the Constituent Corporations; and neither the rights of creditors nor any liens on the property of either of the Constituent Corporations shall be impaired by the merger.

          (b) On the effective date of the merger, the board of directors of the Surviving

     Corporation and the members thereof, shall be: John P. Gorst, M. Carroll Benton and David D. Selmon, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with the bylaws of the Surviving Corporation.

          (c) On the effective date of the merger, the officers of the Surviving Corporation shall be: John P. Gorst, president and chief executive officer, M. Carroll Benton, secretary/treasurer, chief administratvie officer and D.J. Johnson, chief financial officer, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Delaware.

     If on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation.

                                  ARTICLE III

                     MANNER AND BASIS OF CONVERTING SHARES

     The manner and basis of converting the shares of Common Stock of Xcel into shares of the Common Stock of Insynq and the mode of carrying the merger into effect are as follows:

          (a) Each share of Common Stock of Xcel issued and outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into two (2) fully paid and non-assessable shares of Common Stock of Insynq, all of which shares shall be, on conversion and issuance, validly issued and outstanding, fully paid, and non-assessable, and shall not be liable to any further call, nor shall the holder thereof be liable for any further payments with respect thereto. Any shares of Common Stock of Xcel held by Xcel as treasury stock shall be cancelled and not entitled to any rights.

          (b) After the effective date of the merger, each holder of an outstanding certificate which prior thereto represented shares of the Common Stock of Xcel shall be entitled, on surrender thereof to the transfer and exchange agent of Insynq, to receive in exchange therefor a certificate or certificates representing the number of whole shares of the Common Stock of Insynq into which the shares of Common Stock of Xcel so surrendered shall have been converted as set forth above, of such denominations and registered in such names as such holder may request. Until so surrendered, each such outstanding certificate which, prior to the effective date of the merger, represented shares of the Common Stock of Xcel shall, for all purposes, evidence the ownership of the shares of Common Stock of Insynq into which such shares shall have been converted; provided, that dividends or other distributions which are payable in respect to shares of Common Stock of Insynq into which shares of Common Stock of Xcel shall have been converted shall be set aside by Insynq and shall not be paid to holders of certificates representing such shares until such certificates shall have been surrendered in exchange for certificates representing shares of Common Stock of Insynq, and on such surrender, holders of such shares shall be entitled to receive such dividends or other distributions without interest. Insynq shall not issue any fractional interest in shares of Common Stock of Insynq in connection with the aforesaid conversion.

          (c) All shares of Common Stock of Insynq into which shares of the Common Stock of Xcel shall have been converted pursuant to this Article III shall be issued in full satisfaction of all rights pertaining to the shares of Common Stock of Insynq.

          (d) All shares of Common Stock of Insynq outstanding immediately prior to the effective date of the merger shall be cancelled.

          (e) If any certificate for shares of Common Stock of Insynq is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to Insynq or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of Insynq in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Insynq or any agent designated by it that such tax has been paid or is not payable.

          (f) On the effective date of the merger, all outstanding warrants and options of Xcel (the "Xcel warrants and options"), shall be automatically converted into warrants and options of Insynq (the "converted warrants and options"), on identical terms as the Xcel warrants and options, except that each share issuable under Xcel warrants and options shall be converted into two (2) shares of Insynq stock issuable under the converted warrants and options, consistent with the exchange of outstanding shares of Xcel set forth in subparagraph (a) above.

                                  ARTICLE IV

                     ARTICLES OF INCORPORATION AND BYLAWS

     The articles of incorporation of Insynq shall, on the merger becoming effective, be and constitute the articles of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

     The bylaws of Insynq shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation unless and until amended in the manner provided by law.

                                   ARTICLE V

                    OTHER PROVISIONS WITH RESPECT TO MERGER

     This Plan shall be submitted to a vote of a meeting of shareholders of each of the Constituent Corporations as provided by the laws of the states of Utah and Delaware. After the approval or adoption thereof by the shareholders of each Constituent Corporation in accordance with the requirements of the laws of the states of Utah and Delaware, all required documents shall be executed, filed, and recorded, and all required acts shall be done in order to accomplish the merger under the provisions of the laws of the states of Utah and Delaware.

                                  ARTICLE VI

                  APPROVAL AND EFFECTIVE DATE OF THE MERGER;
                             MISCELLANEOUS MATTERS

     Following approval of the merger on behalf of the Constituent Corporation in accordance with the laws of the states of Utah and Delaware, the Articles of Merger or a Certificate of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and verified in accordance with, the laws of the states of Utah and Delaware, respectively, shall be filed in the Office of the Secretary of State of the states of Utah and Delaware, respectively, and the Secretary of State of the states of Utah and Delaware, respectively, shall have issued a certificate reflecting such filing. The date of the last of such filings shall be deemed the "effective date" of the merger.

     If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Insynq or Xcel acquired or to be acquired by, or as a result of, the merger, the officers and directors of Insynq or Xcel or any of them shall be, and they hereby are, severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Plan.

     For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

     This Plan shall be governed by and construed in accordance with the laws of the state of Utah.

     This Plan cannot be altered or amended, except pursuant to an instrument in writing signed on behalf of the parties hereto.

     IN WITNESS WHEREOF, each Constituent Corporation has caused this Plan of Merger to be executed by its president and secretary and by a majority of its board of directors, all as of the date first-above written.

                                        XCEL MANAGEMENT, INC.,
                                         a Utah Corporation

ATTEST:


__________________________________      By_________________________________
Secretary                                 John P. Gorst, Chief Executive Officer


                                        INSYNQ, INC.,
                                         a Delaware Corporation

ATTEST:


__________________________________      By_________________________________
Secretary                                 John P. Gorst, President

                                                                       Exhibit C

                         CERTIFICATE OF INCORPORATION

                                      OF

                                 INSYNQ, INC.

                                   ARTICLE I

                                     NAME

     The name of the corporation hereby created shall be:  Insynq, Inc.

                                  ARTICLE II

                                   DURATION

     The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                  ARTICLE III

                                   PURPOSES

     The purposes for which this Corporation is organized:

     (a) To develop and market all kinds of computer hardware and software products and services, and to provide all services and products necessary to be an internet utility company, including internet outsourcing services, telecommunications, access to web services of all kinds, access to internet marketing assistance and related equipment and services.

     (b) To do all and everything necessary, suitable, convenient, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or incidental to the powers therein named or which shall at any time appear conclusive or expedient for the protection or benefit of the Corporation, with all the powers hereafter conferred by the laws under which this Corporation is organized; and

     (c) To engage in any and all other lawful purposes, activities and pursuits, whether similar or dissimilar to the foregoing, and the Corporation shall have all the powers allowed or permitted by the laws of the State of Delaware.

                                  ARTICLE IV

                                CAPITALIZATION

     The Corporation shall have authority to issue an aggregate of 120,000,000 shares, of which 100,000,000 shares shall be Common Stock, having a par value of $0.001 per share; 10,000,000 shares shall be Class A Common Stock, having a par value of $0.001 per share; and 10,000,000 shares shall be Preferred Stock having a par value of $0.001 per share.

                                   ARTICLE V

                               CLASSES OF STOCK

     A statement of the designations and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class which the Corporation shall be authorized to issue, is as follows:

     (a) Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, and for such consideration as shall be fixed by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the preferred stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional and other rights of each such series and qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of subparagraph (1) of Paragraph (d) of this Article V, the Board of Directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

          (1) The distinctive designation of, and the number of shares of preferred stock which shall constitute, the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

          (2) The rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation, or on any series of preferred stock, and whether such dividends shall be cumulative or noncumulative;

          (3) The right, if any, of the holders of shares of the series to convert the same into, or exchange the same for any other series, or any other class or classes of stock of this Corporation, and the terms and conditions of such conversion or exchange;

          (4) Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of the Common Stock, cash or other property and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

          (5) The rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation merger, consolidation, distribution or sale of assets, dissolution or winding up of this Corporation;

          (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

          (7) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted upon by the shareholders and (B) the right to vote as a series by itself or together without preferred stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of preferred or together with all series of preferred stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of preferred stock or under such other circumstances and upon such conditions as the Board may determine.

     (b) Common Stock. The Common Stock shall be non-assessable and shall not have cumulative voting rights or pre-emptive rights. In addition, the Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions:

          (1) After the requirements with respect to preferential dividends of preferred stock (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts (fixed in accordance with provisions of Paragraph (a) of this Article V) and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph (a) of this Article V, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors;

          (2) After distribution in full of the preferential amount (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, to be distributed to the holders of preferred stock in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of this Corporation, the holders of the Common Stock (and Class A Common Stock, as set forth in Paragraph (c) of this
     Article V), shall be entitled to receive all of the remaining assets of this Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock (and Class A Common Stock) held by each;

          (3) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (4) The holders of Common Stock shall have one vote for each share of Common Stock, for all matters submitted to the Corporation's shareholders.

     (c) Class A Common Stock. The Class A Common Stock shall be non-assessable and shall not have cumulative voting rights or pre-emptive rights. In addition, the Class A Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions:

          (1) The holders of Class A Common Stock shall have three (3) votes for each share of Class A Common Stock, on all matters submitted to the Corporation's shareholders.

          (2) Each holder of record of Class A Common Stock may at any time or from time to time, in the holder's sole discretion and option, convert any whole number or all of the holder's Class A Common Stock into fully paid and nonassessable Common Stock at the rate (subject to adjustment as provided below) of one share of Common Stock for each share of Class A Common Stock surrendered for conversion;

          (3) The conversion of Class A Common Stock into Common Stock may be effected by any holder of Class A Common Stock surrendering the holder's certificate or certificates for the Class A Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock, together with a written notice to the Corporation that the holder elects to convert all or a specified number of shares of Class A Common Stock and stating the name or names in which the holder desires the certificate or certificates for the Class A Common Stock to be issued. The Corporation shall immediately issue and deliver to the holder or the holder's nominee or nominees, a certificate or certificates for the number of Common Stock to which the holder shall be entitled. The conversion shall be deemed to have been made at the close of business on the date of the surrender and the person or persons entitled to receive the Common Stock issuable on the conversion shall be treated for all purposes as the record holder or holders of those shares of Common Stock on that date;

          (4) The number of shares of Common Stock into which the Class A Common Stock may be converted shall be subject to adjustment from time to time in the event of any capital reorganization, reclassification of the stock of the Corporation, consolidation or merger of the Corporation with or without another corporation or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation or other entity or person. Each share of Class A Common Stock shall subsequently be convertible into the kind and amount of securities or other assets, or both, as are issuable or distributable in respect of the number of shares of Common Stock into which each share of Class A Common Stock is convertible immediately prior to the reorganization, reclassification, consolidation, merger, sale or conveyance. In those cases, appropriate adjustments shall be made by the Board of Directors of the Corporation in the application of the provisions set forth in this article with respect to the rights and interests of the holders of Class A Common Stock, to the end that the provisions (including provisions for adjustment of the conversion rate) shall be applicable, as nearly as reasonably may be, in relation to any securities or other assets deliverable on conversion of the Class A Common Stock;

          (5) No fraction of a share of Common Stock shall be issued on conversion of any Class A Common Stock but, in lieu of issuance of a fractional share of Common Stock, the Corporation shall pay in cash for the fractional share the pro rata fair market value of the fraction. The fair market value shall be based, in the case of publicly traded securities, on the last sale price for the securities on the business day next prior to the date the fair market value is to be determined (or, in the event no sale is made on that day, the average of the closing bid and asked prices for that day on the principal stock exchange on which Common Stock are traded or, if the Common Stock is not then listed on any national securities exchange, the average of the closing bid and asked prices for that day quoted by the NASDAQ System) or, in the case of other property, the fair market value on the day determined by a qualified independent appraiser expert in evaluating the property and appointed by the Board of Directors of the Corporation. The determination of fair market value shall be final and binding on the Corporation and on each holder of Class A Common Stock or Common Stock;

          (6) The Corporation shall at all times reserve and keep available out of the authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the outstanding Class A Common Stock, the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class A Common Stock and if, at any time, the number of shares of authorized and unissued Common Stock shall not be sufficient to effect conversion of the then outstanding Class A Common Stock, the Corporation shall take the corporate action necessary to increase the number of authorized and unissued shares of Common Stock to the number sufficient for those purposes;

          (7) Holders of Class A Common Stock shall not be entitled to share in cash dividends declared by the Company;

          (8) Holders of Class A Common Stock shall be entitled to share in dividends declared in stock or other property of the Company without distinction as to class and on the same basis as holders of Common Stock in accordance with subparagraph (2) of Paragraph (b) of this Article V;

          (9) All shares of Class A Common Stock held by a holder, shall automatically be converted into shares of Common Stock upon the death of such holder.

     (d)  Other Provisions.

          (1) The relative powers, preferences and rights of each series of preferred stock in relation to the powers, preferences and rights of each other series of preferred stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph (a) of this Article V, and the consent by class or series vote or otherwise, of the holders of the preferred stock of such of the series of preferred stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of preferred stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of preferred stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of preferred stock.

          (2) Shares of the Common Stock and Class A Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (3) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any pre-emptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                                  ARTICLE VI

                                    BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                 ARTICLE VII

                             MEETINGS AND RECORDS

     Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                                  ARTICLE VIII

                           REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is:

                             The Corporation Trust Company
                             1209 Orange Street
                             City of Wilmington
                             County of New Castle, 19801

                                  ARTICLE IX

                             REMOVAL OF DIRECTORS

     Any director of the Corporation may be removed for cause at any annual or special meeting of the shareholders by the same vote as that required to elect a director provided, that such director prior to his removal shall receive a copy of the charges against him, delivered to him personally or by mail at his address appearing on the records of the Corporation, at least thirty (30) days prior to the meeting at which such removal is to be considered, and such director has an opportunity to be heard on such charges at the meeting of shareholders of the Corporation at which the question of his removal is to be considered.

                                   ARTICLE X

                            LIMITATION ON LIABILITY

     A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of a director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the General Corporation Law of Delaware as it may from time to time be amended or any successor provision thereto, or (d) for any transaction from which a director derived an improper personal benefit.

                                  ARTICLE XI

                           TAKEOVER STATUTE ELECTION

     The Corporation hereby expressly elects not to be governed by the provisions of Section 203 of the General Corporation Law of the state of Delaware, which provision shall not apply to the Corporation.

                                  ARTICLE XII

                   INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Corporation shall indemnify any and all persons who may serve or who have served at any time as director or officers, or who, at the request of the Board of Directors of the Corporation, may serve, or at any time have served as directors or officers of another corporation in which the Corporation at such time owned or may own shares of stock, or which it was or may be a creditor, and the respective heirs, administrators, successors, and assigns, against any and all expenses, including amounts paid upon judgment, counsel fees, and amounts paid in settlement (before or after suit is commenced), actually or necessarily by such persons in connection with the defense or settlement or any claim, action, suit, or proceeding in which they, or any of them, are made parties, or a party, or which may be assessed against them or any of them, by reason of being or having been directors or officers of the Corporation, or such other corporation, except in relation to matters as to which any such director or officer of the Corporation, or such other corporation, or former director or officer shall be adjudged in any action, suit or proceeding to be liable for his own negligence of misconduct in the performance of his duties. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law, by-law, agreement, vote of stockholders or otherwise.

                                 ARTICLE XIII

                                   AMENDMENT

     Except as set forth herein and in the General Corporation Law of the State of Delaware, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue, and all rights conferred upon stockholders are granted subject to this reservation.

                                  ARTICLE XIV

                      OFFICERS' AND DIRECTORS' CONTRACTS

     No contract or other transactions between this Corporation and any other firm or corporation shall be affected by the fact that a director or officer of this Corporation has an interest in, or is a director or officer of such firm or other corporation. Any officer or director, individually or with others, may be a party to, or may have an interest in, any transaction of this Corporation or any transaction in which this Corporation is a party or has an interest. Each person who is now or may become an officer or director of this Corporation is hereby relieved from liability that he might otherwise obtain in the event such officer or director contracts with this Corporation for the benefit of himself or any other firm or corporation in which he may have an interest, provided such officer or director acts in good faith.

                                  ARTICLE XV

                                   DIRECTORS

     The Corporation shall have not less than three (3) nor more than nine (9) directors as determined from time to time by the Board of Directors. The names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders and the class to which each shall belong are as follows :

    Name                                      Address
-----------------------------------------------------

John P. Gorst               1101 Broadway Plaza, Tacoma, Washington 98402

M. Carroll Benton           1101 Broadway Plaza, Tacoma, Washington 98402

David D. Selmon             1101 Broadway Plaza, Tacoma, Washington 98402

                                  ARTICLE XVI

                                 INCORPORATORS

     The names and addresses of the incorporators for this Corporation are as follows:

    Name                                      Address
-----------------------------------------------------

John P. Gorst               1101 Broadway Plaza, Tacoma, Washington 98402

M. Carroll Benton           1101 Broadway Plaza, Tacoma, Washington 98402

     WE, THE UNDERSIGNED, being each of the incorporators herein before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 27/th/ day of April, 2000.

                                            /s/ John P. Gorst
                                           ---------------------------
                                           John P. Gorst


                                            /s/ M. Carroll Benton
                                           ---------------------------
                                           M. Carroll Benton


STATE OF WASHINGTON        }
                               : ss.
COUNTY OF PIERCE           }

     I, Austun R. Gold , a notary public, hereby certify that on the 27/th/ day
        ---------------
of April, 2000, personally appeared before me John P. Gorst and M. Carroll Benton, who being by me first duly sworn, severally declared that they are the persons who signed the foregoing documents as incorporators of Insynq, Inc., and that the statements therein contained are true.

     WITNESS MY HAND AND OFFICIAL SEAL.



                                            /s/ Austin R. Gold
                                            NOTARY PUBLIC

                                                                       Exhibit D

          UTAH REVISED BUSINESS CORPORATION ACT - DISSENTER'S RIGHTS

16-10a-1301.  Definitions.  For purposes of Part 13:
     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.  Right to dissent.
     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
     (ii)  the corporation is a subsidiary that is merged with its parent under
Section 16-10a-1104;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c)  cash in lieu of fractional shares; or
     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.  Dissent by nominees and beneficial owners.
     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.  Notice of dissenters' rights.
     (1)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting.
Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.  Demand for payment -- Eligibility and notice of intent.
     (1)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
     (b)  may not vote any of his shares in favor of the proposed action.
     (2)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.  Dissenters' notice.
     (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
     (g)  be accompanied by a copy of this part.

16-10a-1323.  Procedure to demand payment.
     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
     (c)  if required by the corporation in the dissenters' notice described in
Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.  Uncertificated shares.
     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.  Payment.
     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2)  Each payment made pursuant to Subsection (1) must be accompanied by:
     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
     (B)  an income statement for that year;
     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
     (D)  the latest available interim financial statements, if any;
     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
     (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
     (d)  a copy of this part.

16-10a-1326.  Failure to take action.
     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.
     (1)  A corporation may, with the dissenters' notice given pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.  Procedure for shareholder dissatisfied with payment or offer.
     (1)  A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.  Judicial appraisal of shares -- Court action.
     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2)  The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.  Court costs and counsel fees.
     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                       Exhibit E

                             XCEL MANAGEMENT, INC.
                         2000 Long Term Incentive Plan

                                  I.  GENERAL

     1.   Purpose.  The XCEL Management, Inc. 2000 Long Term Incentive Plan (the
          -------
"Plan") has been established by XCEL Management, Inc. (the "Company") to:

          (a) attract and retain key executive and managerial employees of the Company;

          (b) attract and retain directors, independent contractors and consultants;

          (c) motivate Participants by means of appropriate incentives to achieve long-range goals;

          (d) provide incentive compensation opportunities that are competitive with those of comparable corporations; and

          (e) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (if any), including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     2.   Effective Date. Subject to the approval of the holders of a majority
          --------------
of the voting Stock of the Company, the Plan shall be effective as of February 21, 2000, provided, however, that awards made under the Plan prior to such approval of the Plan by stockholders of the Company are contingent on such approval of the Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The Plan shall terminate on February 21, 2010, the tenth anniversary of the Plan's effective date.

     3.   Definitions.  The following definitions are applicable to the Plan.
          -----------

          (a) "Award Agreement" means a written agreement between the Company and a Participant documenting an award under this Plan.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Change of Control" has the meaning ascribed to it in Section
     1.11.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e)  "Committee" means the Compensation Committee of the Board.

          (f) "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

          (g) "Fair Market Value" of any share of Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

          (h) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (i) "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

          (j) "Participant" means (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works twenty (20) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any consultant, independent contractor or director of the Company or any Subsidiary.

          (k)  "Performance Award" has the meaning ascribed to it in Article VI.

          (l)  "Performance Period" has the meaning ascribed to it in Article
     VI.

          (m) "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities that are entitled to vote.

          (n)  "Restricted Period" has the meaning ascribed to it in Article V.

          (o)  "Restricted Stock" has the meaning ascribed to it in Article V.

          (p) "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

          (q) "Stock" means the common stock, $.001 par value per share, of XCEL Management, Inc.

          (r) "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Article IV.

          (s) "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option, a Non-Qualified Option or a Reload Option awarded pursuant to the provisions of the Plan.

          (t) "Subsidiary" means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

     4.   Administration. The authority to manage and control the operation and
          --------------
administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees to receive awards of Stock Options, with or without tandem Stock Appreciation Rights, Performance Awards and/or Restricted Stock, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant.

     The Board is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee and the Company has registered any of its equity securities under Section 12 of the 1934 Act, the Committee shall consist solely of two or more non-employee directors (as defined in Rule 16b-3 under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     5.   Participation. Subject to the terms and conditions of the Plan, the
          -------------
Board shall determine and designate, from time to time, (i) the full-time employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any consultants, independent contractors or directors of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Performance Units or Restricted Stock or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Stock Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

     6.   Shares Subject to the Plan.  The shares of Stock with respect to which
          --------------------------
awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 8,337,650 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

     7.  Compliance With Applicable Laws and Withholding of Taxes.
         --------------------------------------------------------

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

          (b) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option, Performance Unit or Stock Appreciation Right or in connection with an award of Restricted Stock under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option, a Performance Unit or a Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

          (c) Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code
     Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

          (d) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

     8.   Transferability.  Performance Awards, Incentive Stock Options with or
          ---------------
without tandem Stock Appreciation Rights, and, during the period of restriction, Restricted Stock awarded under the Plan are not assignable or transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative.

     9.  Employee and Stockholder Status. The Plan does not constitute a
         -------------------------------
contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any director or consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to Section 1.7, certificates representing such shares may bear a legend referring to such restrictions.

     10.  Adjustments to Number of Shares Subject to the Plan. In the event of
          ---------------------------------------------------
any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units and Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

     11.  Business Combinations. In addition to the rights and obligations of
          ---------------------
the Committee to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options, Stock Appreciation Rights, Performance Units or Restricted Shares are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 1.11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the Company), (ii) a dissolution of the Company, or (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities (any of the foregoing events as described in (i)-(iii) above, a "Change of Control"), then, with respect to each Stock Option, Stock Appreciation Right, Performance Unit and share of Restricted Stock outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Committee:

          (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the substitution for such Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares of new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

          (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or for the substitution of equivalent options, rights, units and awards, then (i) each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option; (ii) the holder of any right or unit shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the related option is or becomes exercisable at such time in accordance with its terms; (iii) all restrictions on any award of Restricted Shares shall lapse, and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any option or right shall be deemed cancelled and terminated as of the effective date of such transaction.

     12.  Agreement With Company. At the time of any awards under the Plan, the
          ----------------------
Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the "Award Agreement"), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

     13.  Amendment and Termination of Plan. Subject to the following provisions
          ---------------------------------
of this Section 13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, Performance Award or share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof.

                          II. INCENTIVE STOCK OPTIONS

     1.   Definition. The award of an Incentive Stock Option under the Plan
          ----------
entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article II.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     3.   Price. The purchase price of a share of Stock under each Incentive
          -----
Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (ii) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     4.  Exercise. Each Option shall become and be exercisable at such time or
         --------
times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Award Agreement evidencing such Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of share of Stock ("ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

     5.   Option Expiration Date. Unless otherwise provided by the Award
          ----------------------
Agreement, the "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five
     (5) years after the date on which the Incentive Stock Option is awarded);

          (b) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled. All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

     6.   Reload Options. The Committee may, in its discretion, provide in the
          --------------
terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted an additional option (a "Reload Option") to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                       III. NON-QUALIFIED STOCK OPTIONS

     1.    Definition. The award of a Non-Qualified Stock Option under the Plan
           ----------
entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article
III.

     2.   Eligibility. The Board shall designate the Participants to whom Non-
          -----------
Qualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

     3.   Price. The purchase price of a share of Stock under each Non-Qualified
          -----
Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a share of Stock as of the Option Date.

     4.   Exercise. Each Option shall become and be exercisable at such time or
          --------
times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

     5.   Option Expiration Date. Unless otherwise provided in a Participant's
          ----------------------
Award Agreement, the "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (b) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

     6.   Reload Options. The Committee may, in its discretion, provide in the
          --------------
terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted a Reload Option to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                         IV. STOCK APPRECIATION RIGHTS

     1.   Definition. A Stock Appreciation Right is an award that may or may not
          ----------
be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article IV.

     2.   Eligibility. The Board may, in its discretion, award Stock
          -----------
Appreciation Right under this Article IV concurrent with, or subsequent to, the award of the option.

     3.   Exercise. A Stock Appreciation Right shall entitle the holder of a
          --------
Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option and, unless otherwise provided by the Board in its sole discretion, the exercise of a Stock Option will result in the surrender of a related Stock Appreciation Right, if any.

     4.   Expiration Date. The "Expiration Date" with respect to a Stock
          ---------------
Appreciation Right shall be determined by the Board and documented in the Participant's Award Agreement, and if granted in tandem with an option, shall be not later than the Expiration Date for the related Stock Option. If neither the right nor the related Stock Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

                              V. RESTRICTED STOCK

     1.   Definition. Restricted Stock awards are grants of Stock to
          ----------
Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     3.   Terms and Conditions of Awards. All shares of Restricted Stock awarded
          ------------------------------
to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

          (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

          (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

          (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

          (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the XCEL Management, Inc. 2000 Stock Incentive Plan and an agreement entered into between the registered owner and XCEL Management, Inc. A copy of such plan and agreement is on file in the office of the Secretary of XCEL Management, Inc. in Tacoma, Washington.

          (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                             VI. PERFORMANCE UNITS

     1.   Definition. Performance Units are awards to Participants who may
          ----------
receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Performance Units are to be awarded, and the number of units to be the subject of such awards.

     3.   Terms and Conditions of Awards.  For each Participant, the Board will
          ------------------------------
determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

     4.   Payment. The Board will compare the actual performance to the
          -------
performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

     5.   Retirement, Death or Termination. A Participant whose employment with
          --------------------------------
the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Part VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.

                                                                       Exhibit F

                             XCEL MANAGEMENT, INC.

                            2000 Executive Officer
                           Long Term Incentive Plan

                                  I.  GENERAL

     1.   Purpose.  The XCEL Management, Inc. 2000 Executive Officer Long Term
          -------
Incentive Plan (the "Plan") has been established by XCEL Management, Inc. (the "Company") to:

          (a) attract and retain executive employees of the Company (the "Participants");

          (b) motivate the Participants by means of appropriate incentives to achieve long-range goals;

          (c) provide incentive compensation opportunities that are competitive with those of comparable corporations; and

          (d) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (if any), including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     2.   Effective Date. Subject to the approval of the holders of a majority
          --------------
of the voting Stock of the Company, the Plan shall be effective as of February 21, 2000, provided, however, that awards made under the Plan prior to such approval of the Plan by stockholders of the Company are contingent on such approval of the Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The Plan shall terminate on February 21, 2010, the tenth anniversary of the Plan's effective date.

     3.   Definitions.  The following definitions are applicable to the Plan.
          -----------

          (a) "Award Agreement" means a written agreement between the Company and a Participant documenting an award under this Plan.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Change of Control" has the meaning ascribed to it in Section
     1.11.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e)  "Committee" means the Compensation Committee of the Board.

          (f) "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

          (g) "Fair Market Value" of any share of Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

          (h) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (i) "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

          (j) "Participant" means (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works twenty (20) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any consultant, independent contractor or director of the Company or any Subsidiary.

          (k)  "Performance Award" has the meaning ascribed to it in Article VI.

          (l)  "Performance Period" has the meaning ascribed to it in Article
     VI.

          (m) "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities that are entitled to vote.

          (n)  "Restricted Period" has the meaning ascribed to it in Article V.

          (o)  "Restricted Stock" has the meaning ascribed to it in Article V.

          (p) "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

          (q) "Stock" means the preferred stock, $.001 par value per share, of XCEL Management, Inc.

          (r) "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Article IV.

          (s) "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option, a Non-Qualified Option or a Reload Option awarded pursuant to the provisions of the Plan.

          (t) "Subsidiary" means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

     4.   Administration.  The authority to manage and control the operation and
          --------------
administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees to receive awards of Stock Options, with or without tandem Stock Appreciation Rights, Performance Awards and/or Restricted Stock, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant.

     The Board is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee and the Company has registered any of its equity securities under Section 12 of the 1934 Act, the Committee shall consist solely of two or more non-employee directors (as defined in Rule 16b-3 under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     5.   Participation. Subject to the terms and conditions of the Plan, the
          -------------
Board shall determine and designate, from time to time, (i) the full-time employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any consultants, independent contractors or directors of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Performance Units or Restricted Stock or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Stock Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

     6.   Shares Subject to the Plan.  The shares of Stock with respect to which
          --------------------------
awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 2,700,000 shares of Stock in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

     7.   Compliance With Applicable Laws and Withholding of Taxes.
          --------------------------------------------------------

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

          (b) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option, Performance Unit or Stock Appreciation Right or in connection with an award of Restricted Stock under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option, a Performance Unit or a Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

          (c) Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code
     Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

          (d) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

     8.   Transferability.  Performance Awards, Incentive Stock Options with or
          ---------------
without tandem Stock Appreciation Rights, and, during the period of restriction, Restricted Stock awarded under the Plan are not assignable or transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative.

     9.   Employee and Stockholder Status. The Plan does not constitute a
          -------------------------------
contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any director or consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to Section 1.7, certificates representing such shares may bear a legend referring to such restrictions.

     10.  Adjustments to Number of Shares Subject to the Plan. In the event of
          ---------------------------------------------------
any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units and Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

     11.  Business Combinations. In addition to the rights and obligations of
          ---------------------
the Committee to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options, Stock Appreciation Rights, Performance Units or Restricted Shares are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 1.11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the Company), (ii) a dissolution of the Company, or (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities (any of the foregoing events as described in (i)-(iii) above, a "Change of Control"), then, with respect to each Stock Option, Stock Appreciation Right, Performance Unit and share of Restricted Stock outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Committee:

          (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the substitution for such Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares of new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

          (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or for the substitution of equivalent options, rights, units and awards, then (i) each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option; (ii) the holder of any right or unit shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the related option is or becomes exercisable at such time in accordance with its terms; (iii) all restrictions on any award of Restricted Shares shall lapse, and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any option or right shall be deemed cancelled and terminated as of the effective date of such transaction.

     12.  Agreement With Company.  At the time of any awards under the Plan, the
          ----------------------
Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the "Award Agreement"), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

     13.  Amendment and Termination of Plan. Subject to the following provisions
          ---------------------------------
of this Section 13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, Performance Award or share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof.

                         II.  INCENTIVE STOCK OPTIONS

     1.   Definition. The award of an Incentive Stock Option under the Plan
          ----------
entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article II.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     3.   Price. The purchase price of a share of Stock under each Incentive
          -----
Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (ii) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     4.   Exercise. Each Option shall become and be exercisable at such time or
          --------
times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Award Agreement evidencing such Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of share of Stock ("ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

     5.   Option Expiration Date. Unless otherwise provided by the Award
          ----------------------
Agreement, the "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five
     (5) years after the date on which the Incentive Stock Option is awarded);

          (b) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled. All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

     6.   Reload Options. The Committee may, in its discretion, provide in the
          --------------
terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted an additional option (a "Reload Option") to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                      III.   NON-QUALIFIED STOCK OPTIONS

     1.   Definition.  The award of a Non-Qualified Stock Option under the Plan
          ----------
entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article III.

     2.   Eligibility.  The Board shall designate the Participants to whom Non-
          -----------
Qualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

     3.   Price. The purchase price of a share of Stock under each Non-Qualified
          -----
Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a share of Stock as of the Option Date.

     4.   Exercise. Each Option shall become and be exercisable at such time or
          --------
times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

     5.   Option Expiration Date. Unless otherwise provided in a Participant's
          ----------------------
Award Agreement, the "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (b) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

     6.   Reload Options. The Committee may, in its discretion, provide in the
          --------------
terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted a Reload Option to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                        IV.   STOCK APPRECIATION RIGHTS

     1.   Definition. A Stock Appreciation Right is an award that may or may not
          ----------
be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article IV.

     2.   Eligibility. The Board may, in its discretion, award Stock
          -----------
Appreciation Right under this Article IV concurrent with, or subsequent to, the award of the option.

     3.   Exercise. A Stock Appreciation Right shall entitle the holder of a
          --------
Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option and, unless otherwise provided by the Board in its sole discretion, the exercise of a Stock Option will result in the surrender of a related Stock Appreciation Right, if any.

     4.   Expiration Date. The "Expiration Date" with respect to a Stock
          ---------------
Appreciation Right shall be determined by the Board and documented in the Participant's Award Agreement, and if granted in tandem with an option, shall be not later than the Expiration Date for the related Stock Option. If neither the right nor the related Stock Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

                             V.   RESTRICTED STOCK

     1.   Definition. Restricted Stock awards are grants of Stock to
          ----------
Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     3.   Terms and Conditions of Awards. All shares of Restricted Stock awarded
          ------------------------------
to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

          (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

          (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

          (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

          (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the XCEL Management, Inc. 2000 Stock Incentive Plan and an agreement entered into between the registered owner and XCEL Management, Inc. A copy of such plan and agreement is on file in the office of the Secretary of XCEL Management, Inc. in Tacoma, Washington.

          (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                                      VI.

                           VII.   PERFORMANCE UNITS

     1.   Definition. Performance Units are awards to Participants who may
          ----------
receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2.   Eligibility. The Board shall designate the Participants to whom
          -----------
Performance Units are to be awarded, and the number of units to be the subject of such awards.

     3.   Terms and Conditions of Awards.  For each Participant, the Board will
          ------------------------------
determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

     4.   Payment. The Board will compare the actual performance to the
          -------
performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

     5.   Retirement, Death or Termination. A Participant whose employment with
          --------------------------------
the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the

Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Part VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.